AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 24, 2004
                                                     1933 Act File No. 333-66807
                                                     1940 Act File No. 811-09093
================================================================================
                    U. S. SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]
                  Pre-Effective Amendment No.:  __                         [_]
                  Post-Effective Amendment No.: 50                         [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]
                                Amendment No: 53

                                  E*TRADE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               4500 Bohannon Drive
                              Menlo Park, CA 94025
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (650) 331-6000

                                   COPIES TO:

Marc R. Duffy, Esq.                                      Jane A. Kanter, Esq.
E*TRADE Financial Corporation                            Dechert LLP
671 N. Glebe Road                                        1775 I Street, NW
Arlington, Virginia 22203                                Washington, D.C. 20006
(Name and Address of Agent for Service)


It is proposed that this filing will become effective:

     [_] immediately upon filing pursuant to Rule 485(b)
     [X] on 11/26/04, pursuant to Rule 485(b)
     [_] 60 days after filing pursuant to Rule 485(a)(1)
     [_] on , pursuant to Rule 485(a)(1)
     [_] 75 days after filing pursuant to Rule 485(a)(2)
     [_] on , pursuant to Rule 485(a)(2)

If appropriate, check the following box:
     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment relates solely to the series of the Registrant identified on the following page. No disclosure relating to any other series of the Registrant is amended or superceded hereby.

================================================================================

                                  E*TRADE FUNDS

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Part A - Prospectuses of:
         E*TRADE Money Market Fund
         E*TRADE Government Money Market Fund
         E*TRADE Municipal Money Market Fund
         E*TRADE California Municipal Money Market Fund
         E*TRADE New York Municipal Money Market Fund


Part B - Statement of Additional Information of:
         E*TRADE Money Market Fund
         E*TRADE Government Money Market Fund
         E*TRADE Municipal Money Market Fund
         E*TRADE California Municipal Money Market Fund
         E*TRADE New York Municipal Money Market Fund

Part C - Other Information

Signature Page

Exhibits

                                  E*TRADE FUNDS

                            E*TRADE MONEY MARKET FUND
                                  PREMIER CLASS

                       PROSPECTUS DATED NOVEMBER 26, 2004

This Prospectus concisely sets forth information about the E*TRADE Money Market Fund ("Fund") that an investor needs to know before investing. This Prospectus only offers shares of the Premier Class of the Fund ("Premier Class"). Please read this Prospectus carefully before investing, and keep it for future reference. The Premier Class is one of two classes of shares of the Fund. Shares of the other class, the Sweep Class ("Sweep Class"), are offered through another prospectus and are sold only to investors who have elected to invest in that class. The Fund is one of ten separate series of E*TRADE Funds.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments.

ELIGIBLE INVESTORS
This Premier Class is designed specifically for on-line investors. In order to be a shareholder in the Premier Class of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities") or hold shares through a qualified employee benefit plan. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Premier Class of the Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees. The minimum initial investment in the Premier Class is $25,000 for regular accounts and $15,000 for IRA accounts.

ABOUT E*TRADE
E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc., is the direct parent of E*TRADE Asset Management, Inc. ("ETAM"), the Fund's investment adviser. E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE FINANCIAL offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

RISK/RETURN SUMMARY.........................................................  4

PERFORMANCE.................................................................  4

FEES AND EXPENSES...........................................................  5

MULTIPLE CLASSES............................................................  6

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES....................  7

PRINCIPAL RISKS.............................................................  9

FUND MANAGEMENT............................................................. 10

PRICING OF FUND SHARES...................................................... 11

HOW TO BUY, SELL AND EXCHANGE SHARES........................................ 11

DIVIDENDS AND OTHER DISTRIBUTIONS........................................... 15

TAX CONSEQUENCES............................................................ 15

FINANCIAL HIGHLIGHTS........................................................ 16

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RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus. More information is provided in the sections titled "Investment Objective and Principal Strategies" and "Principal Risks".

INVESTMENT OBJECTIVE/GOAL

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit and U.S. Treasury bills, high-quality debt obligations (such as corporate debt), obligations of U.S. banks, asset-backed securities, commercial paper (including asset-backed commercial paper), certain floating and variable-rate securities, municipal obligations, and repurchase agreements. The Fund will invest solely in securities denominated in U.S. dollars.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund seeks to maintain a portfolio of investments that will permit shareholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

o CREDIT QUALITY -- If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance and it could lose money.

o INTEREST RATES -- The Fund's yield tends to reflect current interest rates and will change over time.

o NOT A BANK DEPOSIT -- An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE

The information below shows how the Fund performed for the period indicated and provides some indication of the risks of investing in the Fund. The performance information for a full calendar year is not yet available for the Premier Class shares. As a result, the Fund's Sweep Class shares performance is shown for the following figures:

     --     Total Return (Calendar Year 2003)
     --     Average Annual Total Return (Calendar Year 2003)
     --     Average Annual Total Return (10/7/02*-12/31/03)
     --     Best and Worst Quarter Total Returns (Calendar Year 2003)

The Fund's Sweep Class shares are not offered in this prospectus, but would have substantially similar annual returns as the Fund's Premier Class shares because the shares are invested in the same portfolio of securities. The performance information would differ only to the extent Sweep Class and Premier Class shares have different expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                                 AS OF 12/31/03
                                 --------------

                               7-Day Yield - 0.66%
                          7-Day Effective Yield - 0.66%

     ANNUAL        AVERAGE ANNUAL        AVERAGE ANNUAL        YEAR-TO-DATE
  TOTAL RETURN      TOTAL RETURN          TOTAL RETURN         TOTAL RETURN
(CALENDAR 2003) (CALENDAR YEAR 2003) (10/7/02* - 12/31/03) (12/31/03 - 9/30/04)
--------------- -------------------- --------------------- --------------------

    0.20%             0.20%                  0.29%               0.64%**

*   Commencement of Investment Operations
**  Not Annualized



CALENDAR YEAR 2003

BEST/WORST QUARTER
                             RATE                         DATE
                             ----                         ----
Best Quarter:                0.09%                     1st Quarter
Worst Quarter:               0.02%                     4th Quarter



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Premier Class.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                          None
Maximum Deferred Sales Charge (Load)                                      None
Maximum Sales Charge (Load) Imposed in Reinvested
  Dividends and other Distributions                                       None
Redemption Fee                                                            None

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ANNUAL FUND OPERATING EXPENSES (AFTER WAIVER OR REIMBURSEMENT)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.12 %
Distribution (12b-1) Fees                                                 None
Other Expenses                                                          0.44 %
                                                                        ------
Total Annual Fund Operating Expenses                                    0.56 %
Fee Waiver and/or Expense Reimbursement *                              (0.11)%
                                                                        ------
Net Fund Expenses                                                       0.45 %


* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least December 31, 2005. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund, on behalf of the Premier Class, may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.45% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.


You should also know that the Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

FEE & EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Premier Class with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Premier Class for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Premier Class's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs1 would be:

     1 YEAR            3 YEARS            5 YEARS            10 YEARS
     ------            -------            -------            --------
      $46                $168               $302               $691

(1) The costs under the 1-year example reflect an Expense Limitation Agreement between ETAM and the Fund to limit the Fund's annual "Net Fund Expenses" to the level specified in the fee table. The costs under the 3, 5 and 10 year estimates reflect this contractual limit for only the first year of the 3, 5 and 10 year periods. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.


MULTIPLE CLASSES

In addition to the Premier Class, the Fund offers shares of a Sweep Class through a separate prospectus. Although investors' money will be invested in the same manner no matter which class of shares of the Fund they may buy, there are differences in the fees, expenses and services associated with each class.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. Although there is no current intention to do so, the Fund's investment objective may be changed without shareholder approval.

The Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term investments. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certificates of deposit, U.S. Treasury bills, high-quality debt obligations (such as corporate debt), certain obligations of U.S. banks (including, but not limited to, negotiable certificates of deposits, banker's acceptances and fixed time deposits), asset-backed securities, commercial paper (including asset-backed commercial paper), certain floating and variable-rate securities, municipal obligations, and certain repurchase agreements (including, but not limited to, government securities and mortgage-related securities). The Fund will invest solely in securities denominated in U.S. dollars.

The Fund emphasizes safety of principal and high credit quality. The Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose remaining maturity is longer than 397 days (13 months). Any security that the Fund purchases must present minimal credit risks and be of "high-quality," meaning that it must be rated in the top two rating categories by the requisite short-term nationally recognized statistical rating organizations ("NRSRO") or if unrated, determined to be of comparable quality to such rated securities by ETAM. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests.

ASSET-BACKED SECURITIES
The Fund may invest in asset-backed securities, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the Investment Company Act of 1940, as amended ("Act"). The Fund's investments in asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the security's maturity date and thus shortening the life of these securities. Conversely, in the event of rising interest rates, the Fund's investments in asset-backed securities may be subject to the risk that the duration of these asset-backed securities may be extended and, therefore, become more susceptible to interest rate changes, additional volatility or reduced returns.

BANK OBLIGATIONS
The Fund may (but is not required to) invest more than 25% of its total assets in bank obligations. As a result, the Fund may be subject to adverse developments in the banking industry that may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry.

COMMERCIAL PAPER
The Fund may invest in high-quality commercial paper, which consists of short-term promissory notes issued by corporations to finance short-term credit needs and may also include investments in asset-backed commercial paper subject to the restrictions in Rule 2a-7. Asset-backed commercial paper is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Investments in commercial paper may be subject to income risk, which is the possibility that the Fund's dividends (or income) will decline because of falling interest rates, which may fluctuate significantly over short periods of time.

MUNICIPAL BONDS
The Fund may also invest in "high-quality," (as that term is defined in Rule 2a-7 under the 1940 Act) long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months or demand features that shorten the effective maturity date.

FLOATING-RATE OR VARIABLE-RATE SECURITIES
The Fund may invest in floating-rate or variable-rate securities that may also include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice. The Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semi-annually, etc.). Floating-rate securities provide for the automatic adjustment of the interest rate whenever some specified interest rate index changes. The Fund may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently based on changes in standard money market rate indices or on rates negotiated on an individual basis. Floating-rate and variable-rate securities may be subject to the risk that the current interest rates on the securities do not accurately reflect existing market rates and, therefore, upon an interest rate reset, the securities may decline in value.

ILLIQUID SECURITIES
The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling illiquid securities may result in a loss or be more costly to the Fund.

SECURITIES LENDING
For purposes of realizing additional income, the Fund also may lend securities to broker-dealers and other financial institutions approved by the Fund's Board of Trustees. Any loans of portfolio securities made by the Fund will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by ETAM to be of good standing and will not be made unless ETAM determines the consideration to be earned from such loans justifies the risk.

MONEY MARKET FUND RATINGS
The Fund, consistent with its investment objectives and restrictions, may seek and receive a money market fund rating from certain NRSROs. To obtain a rating from an NRSRO, the Fund may be required to implement additional investment restrictions, including stricter limitations on credit quality and maturities than are currently followed by the Fund or by other money market funds. These additional restrictions could affect the Fund's performance. An NRSRO rating is subject to change and neither insures nor guarantees that the Fund will meet its investment objective. If an NRSRO rating is obtained, the Fund may use the information in advertising or reports to shareholders or prospective investors. Additional information, including the Fund's rating, will be made available when the Fund receives such a rating.


PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of the relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund must comply with certain investment criteria designed to provide liquidity and reduce risk so that it may maintain a stable net asset value ("NAV") of $1.00 per share. There is no assurance that this will be achieved. There are several risk factors that could reduce the yield you get from the Fund or make it perform less well than other investments.

CREDIT QUALITY
If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance and it could lose money. Although the risk of default of a security generally is considered unlikely, any downgrading of a security's credit quality or a default could cause the Fund's share price or yield to fall.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. A decline in the credit quality of an issuer, the provider of credit support for an issuer, or the provider of a maturity-shortening feature for a security can cause the price of a portfolio security to decrease.

INTEREST RATES
As with most money market funds, the most important factor is short-term market interest rates. The Fund's yield tends to reflect current interest rates and will change over time. When interest rates fall (or rise), the price of a debt or money market security can rise (or fall) and as a result, the Fund's yield (and total return) generally falls (or rises). As interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations. Short-term securities tend to react to changes in short-term interest rates. During periods when interest rates are low, the Fund's yield (and total return) will also be low.

ETAM's maturity decisions also will affect the Fund's yield, which tends to reflect current interest rates. To the extent ETAM anticipates interest rate trends imprecisely, the Fund's yield at time could lag those of other money market funds.

NOT A BANK DEPOSIT
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


FUND MANAGEMENT

INVESTMENT ADVISER
ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly owned subsidiary of E*TRADE -FINANCIAL, and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of September 30, 2004, ETAM managed approximately $3.3 billion in assets. Subject to the supervision of the Board, pursuant to the Investment Advisory Agreements, ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction pursuant to the Investment Advisory Agreement. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.20% of the average daily net assets of the Fund. From a portion of the shareholder servicing fee, ETAM provides compensation to E*TRADE Securities for its shareholder servicing activities. The Fund has no obligation to compensate E*TRADE Securities for its shareholder servicing obligations.

EXPENSE LIMITATION AGREEMENT
In the interest of limiting expenses of the Premier Class, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least December 31, 2005. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses attributable to the Premier Class so that the total operating expenses of the Premier Class (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.45% of the Fund's daily net assets attributable to the Premier Class.

The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless (i) the Fund's total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Fund's Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of
(i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.


PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of its outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives your request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund values its portfolio instruments using the amortized cost method of valuation. The amortized cost method involves valuing a security at its costs and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Fund's Board of Trustees believes this valuation method accurately reflects fair value. The amortized cost method of valuation seeks to maintain a stable NAV per share of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. This method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

The NAV for the Fund is determined as of 5:00 p.m. Eastern Time each day the NYSE is open. The Fund reserves the right to change the time at which purchases and exchanges are priced if the NYSE closes at a time other than its normal closing time of 4:00 p.m. Eastern time or if an emergency exists.


HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent, reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE Securities without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-----------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com), or by calling 1-800-ETRADE-1. You will be subject to E*TRADE Securities' general account requirements as described in your E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire. [No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES

MINIMUM INITIAL INVESTMENT REQUIREMENTS



For your Initial Investment in the Premier Class                        $25,000

Continuing Minimum Investment*                                          $20,000

To invest in the Premier Class for your IRA, Roth IRA,                  $15,000
one-person SEP-IRA, or Education IRA account

To invest in the Premier Class for your SIMPLE, SEP-IRA,                $15,000
Profit Sharing or Money Purchase Pension Plan, or 401(a) account

To invest in the Premier Class through a 401(k) Plan                    $15,000

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Premier Class                           $ 1,000


* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements for the Premier Class. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $20,000.

AUTOMATIC INVESTMENT PLAN

In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com).

After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.


ON-LINE

You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

VERIFICATION OF IDENTITY

Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying numbers. You may also be asked to provide additional identifying information (e.g., a copy of your driver's license, passport or other identifying documents in order to verify your identity). Additional information may be required to open accounts for corporations and other entities.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities Customer Agreement.

The Fund reserves the right to refuse a telephone redemption request or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and E*TRADE Securities employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.

SIGNATURE GUARANTEE
For your protection, certain requests may require a signature guarantee. The Fund will require a signature guarantee for all authorized owners in the following situations: if you transfer the ownership of your account to another individual or organization; when you submit a written redemption for more than $25,000; when you request that redemption proceeds be sent to a different name or address than is registered on your account; if you add or change your name or add or remove an owner from your account; and if you add or change the beneficiary on your transfer-on-death account. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Failure to follow this policy will result in a delay in processing your redemption request. For additional information with respect to when a signature guarantee is necessary please call (800) 786-2575.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

EXCHANGE
You may exchange your shares of the Premier Class for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line (for example, due to Internet-related difficulties) for any reason exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee of another E*TRADE fund will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS Certain institutional accounts, such as accounts of other E*TRADE funds, among others, that are held directly with the Fund are not subject to minimum investment requirements.



DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare dividends daily and pay dividends from net investment income monthly. The Fund does not expect to distribute any capital gains. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends will be automatically reinvested in additional shares of the Premier Class. Shares of the Premier Class are purchased at the NAV determined on the payment date.



TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on all distributions they receive from the Fund, depending on your tax status.

The Fund will distribute all or substantially all of its income to its shareholders every year. If the Fund declares a dividend in December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You generally will be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Premier Class' financial performance since inception. Certain information reflects financial results for a single Premier Class share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Premier Class (assuming reinvestment of dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the E*TRADE Funds' September 30, 2004 Annual Report, which is available upon request.


For the period November 9, 2003(1) through September 30, 2004

                                                             Money Market Fund
                                                               Premier Class
                                                                  --------

NET ASSET VALUE, BEGINNING OF PERIOD                              $   1.00
                                                                  --------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                           0.007
     Net realized gain (loss) on Investment transactions                --(2)
                                                                  --------
        TOTAL INCOME FROM INVESMENT OPERATIONS                       0.007


DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net investment income                       (0.007)
                                                                  --------

NET ASSET VALUE, END OF PERIOD                                    $   1.00
                                                                  --------

TOTAL RETURN(4)                                                      0.74%

RATIOS/SUPLPEMENTAL DATA
     Net assets, end of period (000s omitted)                     $ 93,728

     Ratio of expenses, net waiver and/or reimbursement,
       to average net assets                                         0.45%(3)

     Ratio of expenses, before waiver and/or reimbursement,
       to average net assets                                         0.56%(3)

     Ratio of net investment income, net waiver and/or
       reimbursement, to average net assets                          0.81%(3)

     Ratio of net investment income, before waiver and/or
       reimbursement, to average net assets                          0.70%(3)


================================================================================

     (1)  Commencement of share class is November 9, 2003.

     (2)  Less than $0.001.

     (3)  Annualized.

     (4) Total return is calculated assuming a purchase of shares on the first day and sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods less than one year are not annualized.

     [OUTSIDE BACK COVER PAGE]


The Statement of Additional Information for the Fund, dated November 26, 2004 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders.

The SAI and any future semi-annual and annual reports may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.





E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CALIFORNIA  94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM




INVESTMENT COMPANY ACT FILE NO.: 811-09093

                                  E*TRADE FUNDS

                       E*TRADE MUNICIPAL MONEY MARKET FUND
                                  PREMIER CLASS

                       PROSPECTUS DATED NOVEMBER 26, 2004

This Prospectus concisely sets forth information about the E*TRADE Municipal Money Market Fund ("Fund") that an investor needs to know before investing. This Prospectus only offers shares of the Premier Class of the Fund ("Premier Class"). Please read this Prospectus carefully before investing, and keep it for future reference. Premier Class is one of two classes of shares of the Fund. Shares of the other class, the Sweep Class shares ("Sweep Class"), are offered through another prospectus and sold only to investors who have elected that class as the sweep option for their accounts. The Fund is one of ten separate series of E*TRADE Funds.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Fund's investment objective is to provide investors with a high level of income that is exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term municipal securities.

ELIGIBLE INVESTORS
The Premier Class of the Fund is designed specifically for on-line investors. In order to be a shareholder in the Premier Class of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities"). In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Premier Class of the Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees. The minimum initial investment in the Premier Class is $25,000 for regular accounts.

ABOUT E*TRADE
E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"), formerly E*TRADE Group, Inc. is the direct parent of E*TRADE Asset Management, Inc. ("ETAM"), the Fund's investment adviser. E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE FINANCIAL offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

RISK/RETURN SUMMARY.........................................................  3

FEES AND EXPENSES...........................................................  5

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES....................  6

PRINCIPAL RISKS.............................................................  8

FUND MANAGEMENT.............................................................  9

PRICING OF FUND SHARES...................................................... 10

HOW TO BUY, SELL AND EXCHANGE SHARES........................................ 11

TAX CONSEQUENCES............................................................ 14

FINANCIAL HIGHLIGHTS........................................................ 16

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus. More information is provided in the section titled "Investment Objective and Principal Strategies" and "Principal Risks."

Investment Objective/Goal

The Fund's investment objective is to provide investors with a high level of income that is exempt from federal income taxes, while preserving capital and liquidity.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in high-quality, short-term municipal obligations that pay interest that is exempt from regular federal income tax but may be subject to the alternate minimum tax (AMT).

The Fund may buy many types of municipal securities from states, the District of Columbia and municipal agencies, including general obligation issues (backed by the ability to levy taxes) and revenue issues (backed by a stream of revenue, such as highway tolls or public water system fees), and industrial development bonds. The Fund may invest in obligations issued by various U.S. states, the District of Columbia, and by U.S. territories (including Puerto Rico), municipalities and other public authorities. The Fund invests solely in securities denominated in U.S. dollars.

The Fund is subject to rules that are designed to help it to maintain a stable share price. Therefore, everything the Fund buys must comply with the requirements for money market investments under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is non-fundamental and, although there is no current intention to do so, may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund seeks to maintain a portfolio of investments that will permit shareholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

o Municipal Market Volatility -- The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of issuers of municipal securities.

o Concentration of Investments -- The Fund is permitted to invest more than 25% of its assets in industrial development bonds.

o Taxable Income Possible -- Certain types of investments by the Fund could generate taxable income or income subject to the federal alternative minimum tax (AMT).

o Credit Quality -- If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance and it could lose money.

o Interest Rates --The Fund's yield tends to reflect current interest rates and will change over time. When interest rates fall (or rise), the price of a debt or money market security can rise (or fall) and as a result, the Fund's yield (and total return) generally falls (or rises).

o Not A Bank Deposit -- An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The information below shows how the Fund performed for the period indicated and provides some indication of the risks of investing in the Fund. The performance information for a full calendar year is not yet available for the Premier Class shares. As a result, the Fund's Sweep Class shares performance is shown for the following figures:

     --    Total Return (Calendar Year 2003)
     --    Average Annual Total Return (Calendar Year 2003)
     --    Average Annual Total Return (10/7/02*-12/31/03)
     --    Best and Worst Quarter Total Returns (Calendar Year 2003)

The Fund's Sweep Class shares are not offered in this prospectus, but would have substantially similar annual returns as the Fund's Premier Class shares because the shares are invested in the same portfolio of securities. The performance information would differ only to the extent Sweep Class and Premier Class shares have different expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                                 As of 12/31/03
                                 --------------

                               7-Day Yield - 0.78%
                          7-Day Effective Yield - 0.78%

    Annual          Average Annual       Average Annual        Year-to-Date
 Total Return        Total Return         Total Return         Total Return
(Calendar 2003)  (Calendar Year 2003)  (10/7/02*-12/31/03)  (12/31/03-9/30/04)
---------------  --------------------  -------------------  ------------------

    0.14%               0.14%                0.21%                0.52%**

*  Commencement of Investment Operations
** Not Annualized

Calendar Year 2003


BEST/WORST QUARTER
                           RATE                      DATE
                           ----                      ----
Best Quarter:              0.06%                 2nd Quarter
Worst Quarter:             0.01%                 3rd Quarter

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Premier Class.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                          None
Maximum Deferred Sales Charge (Load)                                      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
and other Distributions                                                   None
Redemption Fee                                                            None

ANNUAL FUND OPERATING EXPENSES (AFTER WAIVER OR REIMBURSEMENT)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                         0.12 %
Distribution (12b-1) Fees                                                 None
Other Expenses                                                          1.20 %
                                                                        ------
Total Annual Fund Operating Expenses                                    1.32 %
Fee Waiver and/or Expense Reimbursement*                               (0.87)%
                                                                        ------
Net Fund Expenses                                                       0.45 %



* The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses attributable to the Premier Class on an annualized basis through at least December 31, 2005. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund, on behalf of the Premier Class, may at a later date reimburse ETAM for the fees it waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Premier Class has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Premier Class to exceed 0.45% and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce Fund expenses provided such payments are in accordance with applicable law.

The Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

FEE & EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Premier Class with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Premier Class for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Premier Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs1 would be:

     1 YEAR            3 YEARS            5 YEARS            10 YEARS
     ------            -------            -------            --------
       $46               $332               $640              $1,514

(1) The costs under the 1-year example reflect an Expense Limitation Agreement between ETAM and the Fund to limit the Fund's annual "Net Fund Expenses" to the level specified in the fee table. The costs under the 3, 5 and 10 year estimates reflect this contractual limit for only the first year of the 3, 5 and 10 year periods. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year estimates.

MULTIPLE CLASSES

In addition to the Premier Class, the Fund offers shares of a Sweep Class through another prospectus. Shares of the Sweep Class may be purchased only by investors who have elected the Sweep Class as the sweep option for their E*TRADE Securities accounts. Although investors' money will be invested in the same manner no matter which class of shares of the Fund they may buy, there are differences in the fees, expenses and services associated with the two classes.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective, principal investment strategies and principal risks are described on the cover and under the section entitled "Risk/Return Summary." Additional information about the principal strategies and related risks is described below.

The Fund emphasizes safety of principal and high credit quality. The Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose remaining maturity is longer than 397 days (13 months). Any security that the Fund purchases must present minimal credit risks and be of "high-quality," meaning that it must be rated in the top two rating categories by the requisite short-term nationally recognized statistical rating organizations ("NRSRO") or if unrated, determined to be of comparable quality to such rated securities by ETAM. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests.

Working in conjunction with credit analysts, the portfolio manager screens potential securities and develops a list of those that the Fund may purchase. The portfolio manager then decides which securities on this list to buy, looking for attractive yield and weighing considerations such as economic outlook and possible interest rate movements. The manager may adjust the Fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

MUNICIPAL SECURITIES

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

The Fund's investments include (i) general obligation bonds, which typically are backed by the issuer's ability to levy taxes, and (ii) revenue bonds, which typically are backed by a stream of revenue from a given source, such as highway tolls or public water system fees. The Fund may invest in industrial development bonds, which in most cases are revenue bonds, and generally are payable from the unrestricted revenues of the issuer and do not constitute the pledge of credit of the issuer of such bonds. Such industrial development bonds are issued by or on behalf of public authorities in order to obtain funding for purposes such as privately operated airports, housing, convention centers, and sports, parking or port facilities.

The Fund's investments may also include municipal notes and municipal leases, which municipalities may use to finance construction or to acquire equipment. Many of the Fund's investments will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable-rate and floating-rate securities so that they may meet the requirements for being considered money market instruments.

The Fund may also invest in various structured notes, such as, among others (i) anticipation notes that are typically sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date,
(ii) bond anticipation notes that are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future, and (iii) revenue anticipation notes that are issued in expectation of receipt of other types of revenue.

Municipal securities whose interest is exempt from federal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands and Puerto Rico, and their political subdivisions and public corporations.

FLOATING-RATE OR VARIABLE-RATE SECURITIES. The Fund may invest in floating-rate or variable-rate securities that may also include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. The Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semi-annually, etc.). Floating-rate securities provide for the automatic adjustment of the interest rate whenever some specified interest rate index changes. The Fund may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Floating-rate and variable-rate securities may be subject to the risk that the current interest rates on the securities do not accurately reflect existing market rates and, therefore, upon an interest rate reset, the securities may decline in value.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

SECURITIES LENDING. For purposes of realizing additional income, the Fund also may lend securities to broker-dealers and other financial institutions approved by the Fund's Board of Trustees. Any loans of portfolio securities made by the Fund will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by ETAM to be of good standing and will not be made unless ETAM determines the consideration to be earned from such loans justifies the risk.

As a temporary defensive measure, the Fund may invest in taxable money market securities, which could result in the Fund distributing income subject to federal income taxes.


PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of the relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund must comply with certain investment criteria designed to provide liquidity and reduce risk so that it may maintain a stable net asset value ("NAV") of $1.00 per share. There is no assurance that this will be achieved. There are several risk factors that could reduce the yield you get from the Fund or make it perform less well than other investments.

MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of issuers of municipal securities. The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. The more limited marketability of municipal securities may make it more difficult in certain circumstances to dispose of large investments advantageously.

CONCENTRATION OF INVESTMENTS. The Fund may (but is not required to) invest more than 25% of its assets in industrial development bonds. For these types of bonds, investors can look only to the revenue generated by the project or facilities rather than the credit of the state or local government authority issuing the bonds. Industrial revenue bonds are typically subject to greater credit risk because of the relatively limited source of revenue.

TAXABLE INCOME POSSIBLE. Dividends from the Fund generally are free from federal income tax. However, if certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund's income could be taxable. Any defensive investments made by the Fund in taxable securities also could generate taxable income. Some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

CREDIT QUALITY. If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance and it could lose money. Although the risk of default of a security generally is considered unlikely, any downgrading of a security's credit quality or default could cause the Fund's share price or yield to fall.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. A decline in the credit quality of an issuer, the provider of credit support for an issuer, or the provider of a maturity-shortening feature for a security can cause the price of a portfolio security to decrease.

INTEREST RATES. As with most money market funds, the most important factor is short-term market interest rates. The Fund's yield tends to reflect current interest rates and will change over time. When interest rates fall (or rise), the price of a debt or money market security can rise (or fall) and as a result, the Fund's yield (and total return) generally falls (or rises). As interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations. Short-term securities tend to react to changes in short-term interest rates. During periods when interest rates are low, the Fund's yield (and total return) will also be low.

ETAM's maturity decisions also will affect the Fund's yield, which tends to reflect current interest rates. To the extent ETAM anticipates interest rate trends imprecisely, the Fund's yield at time could lag those of other municipal money market funds.

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


FUND MANAGEMENT

INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of September 30, 2004, ETAM managed approximately $3.3 billion in assets. Subject to the supervision of the Board of Trustees of the Trust, ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction pursuant to the Investment Advisory Agreement. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.20% of the average daily net assets of the Fund attributable to the Premier Class. From a portion of the shareholder servicing fee, ETAM provides compensation to E*TRADE Securities for its shareholder servicing activities. The Fund has no obligation to compensate E*TRADE Securities for its shareholder servicing obligations.


EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Premier Class, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least December 31, 2005. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses attributable to the Premier Class so that the total operating expenses of the Premier Class (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.45% of the Fund's daily net assets attributable to the Premier Class.

The Fund, on behalf of the Premier Class may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Premier Class has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Premier Class to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund, on behalf of the Premier Class, will be made unless (i) the Premier Class' total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Fund's Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of
(i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund on behalf of the Premier Class in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund, on behalf of the Premier Class, has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund, on behalf of the Premier Class.


PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of its outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives your request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund values its portfolio instruments using the amortized cost method of valuation. The amortized cost method involves valuing a security at its costs and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Fund's Board of Trustees believes this valuation method accurately reflects fair value. This method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time); each day the NYSE is open. The Fund reserves the right to change the time at which purchases and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.


HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot be transferred to the account of any other financial institution. However, shares held by qualified employee benefit plans may be held directly with E*TRADE Funds. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-----------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE FINANCIAL Centers, through our Website (www.etrade.com), or by calling 1-800-ETRADE-1. You will be subject to E*TRADE Securities' general account requirements as described in your E*TRADE Securities' Customer Agreement. Please visit our Website or consult with an E*TRADE Securities Representative for more information about how to fund your account by check or wire. No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
--------------------------------------------

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Premier Class                       $25,000

Continuing Minimum Investment*                                         $20,000

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Premier Class                          $ 1,000

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements for the Premier Class. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $20,000.

AUTOMATIC INVESTMENT PLAN

In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.etrade.com). After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

ON-LINE

You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the Prospectus. The Prospectus will be readily available for viewing and printing from our Website.

VERIFICATION OF IDENTITY

Federal law prohibits the Fund and other financial institutions from opening a new account unless they obtain, verify and record the following identifying information: name; date of birth (for individuals); residential or business street address; and social security number, taxpayer identification number, or other identifying number.

You may also be asked to provide additional identifying information (E.G., a copy of your driver's license, passport or other identifying document in order to verify your identity). Additional information may be required to open accounts for corporations and other entities.

No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

Our built-in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption request or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and E*TRADE Securities employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading on-line by accessing our Website.

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee. The Fund will require a signature guarantee for all authorized owners in the following situations: if you transfer the ownership of your account to another individual or organization; when you submit a written redemption for more than $25,000; when you request that redemption proceeds be sent to a different name or address than is registered on your account; if you add or change your name or add or remove an owner from your account; and if you add or change the beneficiary on your transfer-on-death account. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Failure to follow this policy will result in a delay in processing your redemption request. For additional information with respect to when a signature guarantee is necessary, please call 1-800- 786-2575

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

EXCHANGE

You may exchange your shares of the Premier Class for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line (for example, due to Internet-related difficulties), exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee of another E*TRADE fund will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT

If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS

Certain institutional accounts, including accounts of other E*TRADE funds, that are held directly with the Fund are not subject to minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare dividends daily and pay dividends from net investment income monthly. The Fund does not expect to distribute any capital gains. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends will be automatically reinvested in additional shares of the Premier Class. Shares of the Premier Class are purchased at the NAV determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on all distributions they receive from the Fund, depending on your tax status.

The Fund will distribute all or substantially all of its income to its shareholders every year. If the Fund declares a dividend in December but pays it in January, you may be taxed on the dividend as if you received it in the previous year. As is the case with all funds that invest primarily in debt obligations, any dividends you receive from the Fund are not eligible for the recently enacted new lower tax rate applicable to certain dividends.

Dividends from the Fund are generally tax-free for most shareholders, meaning that shareholders can receive them without incurring federal income tax liability. However, there are a few exceptions.

o A portion of the Fund's dividends may be taxable as an ordinary income if it came from investments in taxable securities.

o Because the Fund can invest in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT.

o You should be aware that income exempt from federal tax in the Fund may be subject to state and local taxes.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Premier Class' financial performance since its inception. Certain information reflects financial results for a single Premier Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Premier Class (assuming reinvestment of dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the E*TRADE Funds' September 30, 2004 Annual Report, which is available upon request.

                                                         For the Fiscal         For the Period
                                                           Year Ended           April 1, 2003(1)
                                                          September 30,       Through September 30,
                                                              2004                   2003
                                                           ----------             ----------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     1.00             $     1.00
                                                           ----------             ----------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income                                      0.007                  0.003
     Net realized gain (loss) on investment transactions           --(2)                  --
                                                           ----------             ----------
        TOTAL INCOME FROM INVESTMENT OPERATIONS                 0.007                  0.003

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net investment income                  (0.007)                (0.003)
                                                           ----------             ----------

NET ASSET VALUE, END OF PERIOD                             $     1.00             $     1.00
                                                           ----------             ----------

TOTAL RETURN(4)                                                  0.67%                  0.32%

RATIOS/SUPLPEMENTAL DATA
     Net assets, end of period (000s omitted)              $    9,886             $    2,479

     Ratio of expenses, net waiver and/or reimbursement,
       to average net assets                                     0.45%                  0.42%(3)

     Ratio of expenses, before waiver and/or
       reimbursement, to average net assets                      1.32%                  1.38%(3)

     Ratio of net investment income, net waiver and/or
       reimbursement, to average net assets                      0.71%                  0.64%(3)

     Ratio of net investment income, before waiver and/or       (0.16)%                (0.32)%(3)
       reimbursement, to average net assets

================================================================================

     (1)  Commencement of share class is April 1, 2003.
     (2)  Less than $0.001.
     (3)  Annualized
     (4) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods less than one year are not annualized.

     [OUTSIDE BACK COVER PAGE]


The Statement of Additional Information for the Fund, dated November 26, 2004 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders.

The SAI and any semi-annual and annual reports may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.





E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CA  94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM

     PROSPECTUS







     E*TRADE Funds

     -------------------------------------------------
     Sweep Class

     E*TRADE Money Market Fund

     E*TRADE Government Money Market Fund

     E*TRADE Municipal Money Market Fund

     E*TRADE California Municipal Money Market Fund

     E*TRADE New York Municipal Money Market Fund














     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
     APPROVED OR DISAPPROVED THESE SECURITIES OR
     DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR
     COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
     A CRIMINAL OFFENSE.

     NOVEMBER 26, 2004

      TABLE OF CONTENTS

        P-1  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        P-5  RISK/RETURN SUMMARY

       P-10  PERFORMANCE

       P-16 INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

       P-23  PRINCIPAL RISKS

       P-27  FUND MANAGEMENT

       P-34  DIVIDENDS AND OTHER DISTRIBUTIONS

       P-36  FINANCIAL HIGHLIGHTS













      If you would like to receive this report or other important documents electronically, log on to WWW.ETRADE.COM and go to Accounts, Account Records, and then Delivery Options to choose the documents you want to receive via electronic delivery.




     | Prospectus

                                  E*TRADE FUNDS

                       PROSPECTUS DATED November 26, 2004

This Prospectus concisely sets forth information about the E*TRADE MONEY MARKET FUND ("Money Market Fund"), E*TRADE GOVERNMENT MONEY MARKET FUND ("Government Money Market Fund"), E*TRADE MUNICIPAL MONEY MARKET FUND ("Municipal Money Market Fund"), E*TRADE CALIFORNIA MUNICIPAL MONEY MARKET FUND ("California Municipal Money Market Fund") and E*TRADE NEW YORK MUNICIPAL MONEY MARKET FUND ("New York Municipal Money Market Fund") (each a "Fund" and collectively the "Funds") that an investor needs to know before investing. This Prospectus only offers shares of the Sweep Class of the Funds ("Sweep Class"). Please read this Prospectus carefully before investing, and keep it for future reference. The Funds are series of E*TRADE Funds ("Trust").

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     MONEY MARKET FUND -- The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments.

     GOVERNMENT MONEY MARKET FUND -- The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related repurchase agreements, backed by these obligations.

     MUNICIPAL MONEY MARKET FUND -- The Fund's investment objective is to provide investors with a high level of income that is exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term municipal securities.











                                                                Prospectus | P-1

     CALIFORNIA MUNICIPAL MONEY MARKET FUND -- The Fund's investment objective is to provide a high level of income that is exempt from federal and California state income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term municipal securities issued by the State of California, its agencies and instrumentalities and issuers exempt from federal income taxes and California state income taxes.

     NEW YORK MUNICIPAL MONEY MARKET FUND -- The Fund's investment objective is to provide a high level of income that is exempt from federal and New York state income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term municipal securities issued by the State of New York, its agencies and instrumentalities and issuers exempt from federal income taxes and New York state income taxes.


AN INVESTMENT IN THE FUNDS IS:

o    NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION;

o NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, E*TRADE BANK AND ITS AFFILIATES; AND

o    SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF PRINCIPAL.


ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

ELIGIBLE INVESTORS

The Funds are currently designed as sweep investments for customers of E*TRADE Securities LLC ("E*TRADE Securities"). In order to be a shareholder of a Fund, you need to have a brokerage account with E*TRADE Securities and have elected a Fund's Sweep Class.








P-2 | Prospectus

ABOUT E*TRADE

E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL") is the direct parent of E*TRADE Asset Management, Inc. ("ETAM" or "Adviser"), the Funds' investment adviser.

E*TRADE FINANCIAL, through its group companies, is a leader in providing on-line investing services. E*TRADE FINANCIAL's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE FINANCIAL offers electronic access to your account virtually anywhere, at any time.

RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus. Each Fund is subject to rules that are designed to help it to maintain a stable share price. Therefore, everything the Funds buy must comply with the requirements for money market investments under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives of each Fund are non-fundamental. Although there is no current intention to do so, the investment objectives may be changed without shareholder approval upon 60 days' written notice of such change being provided to shareholders of the Government Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, respectively. However, the Municipal Money Market Fund, California Municipal Money Market Fund, and New York Municipal Money Market Fund (each a "Municipal Fund") must, as a fundamental policy, invest at least 80% of their assets in the types of securities suggested by their name as more fully specified below.

There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

The following chart provides a brief summary of the principal investment strategies and principal investment risks for each Fund. More information is provided in the section entitled "Investment Objective, Principal Investment Strategies and Principal Risks."





                                                                Prospectus | P-3

                                                              PRINCIPAL
                                                              INVESTMENT
                     PRINCIPAL INVESTMENT STRATEGIES          RISKS
 ------------------- ---------------------------------------- ------------------
 MONEY MARKET FUND   The Fund invests primarily in            INTEREST RATE RISK
                     high-quality, short-term investments.    CREDIT RISK
                     These securities include obligations
                     of the U.S. Government, its agencies
                     and instrumentalities (including
                     government-sponsored enterprises),
                     certificates of deposit and U.S.
                     Treasury bills, high-quality debt
                     obligations (such as corporate debt),
                     obligations of U.S. banks, asset-backed
                     securities, commercial paper (including
                     asset-backed commercial paper), certain
                     floating and variable rate securities,
                     municipal obligations, and repurchase
                     agreements. The Fund will invest solely
                     in securities denominated in U.S.
                     dollars.

 GOVERNMENT MONEY    The Fund invests at least 80% of its     INTEREST RATE RISK
 MARKET FUND         net assets (including borrowings for     CREDIT RISK
                     investment purposes) in obligations      REPURCHASE
                     issued or guaranteed by the U.S.          AGREEMENT RISK
                     Government, its agencies or
                     instrumentalities, and repurchase
                     agreements backed by these
                     securities.  The Fund also may invest
                     in floating and variable rate
                     instruments (obligations that do not
                     bear interest at fixed rates).












P-4 | Prospectus

                                                              PRINCIPAL
                                                              INVESTMENT
                     PRINCIPAL INVESTMENT STRATEGIES          RISKS
 ------------------- ---------------------------------------- ------------------
 MUNICIPAL MONEY     The Fund invests at least 80% of its     INTEREST RATE RISK
 MARKET FUND         net assets (including borrowings for     CREDIT RISK
                     investment purposes) in high-quality,    MUNICIPAL MARKET
                     short-term municipal obligations that     VOLATILITY
                     pay interest that is exempt from         GEOGRAPHIC
                     regular federal income tax but may be     CONCENTRATION
                     subject to the alternate minimum tax     CONCENTRATION OF
                     (AMT).  The Fund may buy many types of    INVESTMENTS
                     municipal securities from states,        TAXABLE INCOME
                     including the District of Columbia and
                     municipal agencies, including general
                     obligation issues (backed by the
                     ability to levy taxes) and revenue
                     issues (backed by a stream of revenue,
                     such as highway tolls or public water
                     system fees), and industrial
                     development bonds.  The Fund may
                     invest in obligations issued by
                     various U.S. states, including the
                     District of Columbia, and by U.S.
                     territories (including Puerto Rico),
                     municipalities and other public
                     authorities.

 CALIFORNIA          The Fund invests at least 80% of its     INTEREST RATE RISK
 MUNICIPAL MONEY     net assets (including borrowings for     CREDIT RISK
 MARKET FUND         investment purposes) in high-quality,    MUNICIPAL MARKET
                     short-term municipal securities and       VOLATILITY
                     other securities whose income is free    GEOGRAPHIC
                     from federal and California state         CONCENTRATION
                     income tax but may be subject to the     CONCENTRATION OF
                     AMT.  The Fund may buy many types of      INVESTMENTS
                     municipal securities, including          TAXABLE INCOME
                     industrial development bonds.  The
                     Fund may invest in floating and
                     variable rate instruments (obligations
                     that do not bear interest at fixed
                     rates).



                                                                Prospectus | P-5

                                                              PRINCIPAL
                                                              INVESTMENT
                     PRINCIPAL INVESTMENT STRATEGIES          RISKS
 ------------------- ---------------------------------------- ------------------
 NEW YORK            The Fund invests at least 80% of its     INTEREST RATE RISK
 MUNICIPAL MONEY     net assets (including borrowings for     CREDIT RISK
 MARKET FUND         investment purposes) in municipal        MUNICIPAL MARKET
                     securities and other securities whose     VOLATILITY
                     income is free from federal and New      GEOGRAPHIC
                     York state income tax but may be          CONCENTRATION
                     subject to the AMT.  The Fund may        CONCENTRATION OF
                     invest in securities that are exempt      INVESTMENTS
                     from New York City income taxes, but     TAXABLE INCOME
                     it is not required to do so.  The Fund
                     may buy many types of municipal
                     securities, including industrial
                     development bonds.  The Fund may
                     invest in floating and variable rate
                     instruments (obligations that do not
                     bear interest at fixed rates).

PERFORMANCE

The information below shows how each Fund performed for the period indicated and provides some indication of the risks of investing in the Funds. The Funds' past performance is not necessarily an indication of how the Funds will perform in the future.

                                                              CALIFORNIA  NEW YORK
                                                   MUNICIPAL  MUNICIPAL   MUNICIPAL
                             MONEY    GOVERNMENT    MONEY       MONEY       MONEY
                             MARKET  MONEY MARKET   MARKET      MARKET      MARKET
AS OF 12/31/03                FUND       FUND        FUND        FUND        FUND
--------------------------- -------- ------------ ----------- ---------- -----------
7-DAY YIELD                   0.06%      0.05%       0.29%       0.33%       0.30%
7-DAY EFFECTIVE YIELD         0.06%      0.05%       0.29%       0.33%       0.31%


                                                              CALIFORNIA  NEW YORK
                                                   MUNICIPAL  MUNICIPAL   MUNICIPAL
                             MONEY    GOVERNMENT    MONEY       MONEY       MONEY
                             MARKET  MONEY MARKET   MARKET      MARKET      MARKET
AS OF 12/31/03                FUND       FUND        FUND        FUND        FUND
--------------------------- -------- ------------ ----------- ---------- -----------
ANNUAL TOTAL RETURN           0.20%      0.15%       0.14%       0.19%       0.15%
 (CALENDAR YEAR 2003)

AVERAGE ANNUAL TOTAL RETURN
 (CALENDAR YEAR 2003)         0.20%      0.15%       0.14%       0.19%       0.15%

AVERAGE ANNUAL TOTAL RETURN
 (10/7/02-12/31/03)*          0.29%      0.23%       0.21%       0.26%       0.22%

YEAR-TO-DATE TOTAL RETURN
 (12/31/03-9/30/04)**         0.18%      0.13%       0.17%       0.20%      0.17%

*   Commencement of investment operations.
**  Not annualized

P-6 | Prospectus

                                                              CALIFORNIA   NEW YORK
                                                   MUNICIPAL  MUNICIPAL    MUNICIPAL
                            MONEY     GOVERNMENT    MONEY       MONEY        MONEY
                            MARKET   MONEY MARKET   MARKET      MARKET       MARKET
AS OF 12/31/03               FUND        FUND        FUND        FUND         FUND
------------------------ ----------- ------------ ----------- ----------- -----------
CALENDAR YEAR 2003
 BEST QUARTER:           1st Quarter  1st Quarter 2nd Quarter 2nd Quarter 2nd Quarter
                           0.09%       0.07%        0.06%        0.08%       0.07%

 WORST QUARTER:          4th Quarter  4th Quarter 3rd Quarter 3rd Quarter 3rd Quarter
                           0.02%       0.01%        0.01%        0.01%       0.01%

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Sweep Class shares of the Funds.

                                                              CALIFORNIA  NEW YORK
                                                   MUNICIPAL  MUNICIPAL   MUNICIPAL
                             MONEY    GOVERNMENT    MONEY       MONEY       MONEY
                             MARKET  MONEY MARKET   MARKET      MARKET      MARKET
AS OF 12/31/03                FUND       FUND        FUND        FUND        FUND
--------------------------- -------- ------------ ----------- ---------- -----------
SHAREHOLDER FEES
(fees paid directly
from your investment)
Sales Charge
  Imposed on
  Purchases and
  Reinvested
  Distributions               None        None        None        None       None
Deferred Sales
  Charge                      None        None        None        None       None
Redemption Fee                None        None        None        None       None
ANNUAL FUND
OPERATING EXPENSES
(expenses deducted
from fund assets)
Management Fees              0.12%       0.12%       0.12%       0.12%      0.12%
Distribution (12b-1)
 Fees*                       0.45%       0.45%       0.40%       0.40%      0.40%
Other Expenses               0.51%+      0.48%       0.50%       0.45%      0.44%
                             -----       -----       -----       -----      -----
Total Annual Fund
 Operating

 Expenses                    1.08%       1.05%       1.02%       0.97%      0.96%
Fee Waiver and/or
 Expense

 Reimbursement**             (0.03)%+   (0.00)%     (0.08)%     (0.12)%    (0.06)%
                             -------    -------     -------     -------    -------
Net Expenses                 1.05%+      1.05%       0.94%       0.85%      0.90%

                                                                Prospectus | P-7

* The Distribution (Rule 12b-1) Fees reflect a contractual limitation between each Fund and E*TRADE Securities, under which E*TRADE Securities has agreed to limit its Rule 12b-1 fees under each Fund's Distribution Plan through at least August 31, 2005 to the annual rate set forth in the table above. Under each Fund's Distribution Plan, each Fund is permitted to pay E*TRADE Securities an annual distribution fee of up to 0.75% of the average daily net assets of each Fund. There is no guarantee that the Rule 12b-1 fee limitation will continue after that date or will continue at the level specified in the table above.

** The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and each Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least December 31, 2005. As described in the section of this Prospectus titled "Fund Management - Expense Limitation Agreement," each Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, each Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing each Fund's total annual expense ratio to exceed: 1.05% for the Money Market Fund and the Government Money Market Fund; 0.94% for the Municipal Money Market Fund; 0.85% for the California Municipal Money Market Fund; and 0.90% for the New York Municipal Money Market Fund, respectively; and the Board of Trustees has approved in advance such reimbursement payment to ETAM.

+ Other Expenses, Fee Waiver and/or Expense Reimbursement and Net Expenses for the Money Market Fund reflect the change in E*TRADE Securities contractual agreement to lower the rate of Rule 12b-1 fees paid by the Fund through August 31, 2005 from the rate in effect prior to August 25, 2004. As a result, Other Expenses, Fee Waiver and Expense Reimbursement and Net Expenses are expected to be lower than the amounts incurred during the fiscal period ended September 30, 2003.

Through arrangements with the Funds' custodian, credits realized as a result of uninvested cash balances are used to reduce Fund expenses for the Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund.

The Funds do not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

P-8 | Prospectus

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

FEE & EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Sweep Class of the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:

                                           1 YR*    3 YRS*    5 YRS*    10 YRS*
                                           ----     -----     -----     ------
Money Market Fund                          $107      $340      $593     $1,314
Government Money Market Fund                107       334       597      1,283
Municipal Money Market Fund                  96       317       555      1,241
California Municipal Money Market Fund       87       297       525      1,179
New York Municipal Money Market Fund         92       300       525      1,173

* The cost under the one year estimate reflects a contractual agreement between each Fund and E*TRADE Securities, under which E*TRADE Securities has agreed to limit its Rule 12b-1 fees under the Distribution Plan of each Fund through at least August 31, 2005, and an expense limitation agreement between ETAM and each Fund to limit "Other Expenses" attributable to each Fund in the fee table on an annualized basis through at least December 31, 2005. The costs under the 3, 5 and 10 year estimates reflect these contractual limits for only the first year of the 3, 5, and 10 year periods. As long as both agreements are in effect, your costs are expected to be lower than the amounts shown above under the 3, 5 and 10 year examples.

MULTIPLE CLASSES

In addition to the Sweep Class, the Money Market Fund and the Municipal Money Market Fund offers shares of a Premier Class through two separate prospectuses. Although investors' money will be invested in the same manner no matter which class of shares of a particular Fund they may buy, there are differences in the fees, expenses and services associated with each of the different classes of shares.



                                                                Prospectus | P-9

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

The Funds' main investment objectives, principal investment strategies and principal risks are described on the cover and in the table under the Risk/Return Summary. Additional information about the principal strategies and related risks is described below:

ALL FUNDS

Each Fund emphasizes safety of principal and high credit quality. Each Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose remaining maturity is longer than 397 days (13 months). Any security that a Fund purchases must present minimal credit risks and be of "high-quality," meaning that it must be rated in the top two rating categories by the requisite short-term nationally recognized statistical rating organizations ("NRSRO") or if unrated, determined to be of statistical comparable quality by ETAM. A Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which a Fund invests.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that each Fund may buy. The portfolio managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as economic outlook and possible interest rate movements. The portfolio managers may adjust each Fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

FLOATING OR VARIABLE RATE SECURITIES. Each Fund may invest in floating or variable rate securities that may also include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. Each Fund will not invest more than 10% of the value of its total net assets in floating rate or variable rate demand obligations whose demand feature is not exercisable within seven days. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for the







P-10 | Prospectus
automatic adjustment of the interest rate whenever some specified interest rate index changes. Each Fund may invest only in floating rate securities that bear interest at a rate that resets quarterly or more frequently based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Floating rate and variable rate securities may be subject to the risk that the current interest rates on the securities do not accurately reflect existing market rates and, therefore, upon an interest rate reset, the securities may decline in value.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

SECURITIES LENDING. For purposes of realizing additional income, each Fund also may lend securities to broker-dealers and other financial institutions approved by the Funds' Board of Trustees ("Board"). Any loans of portfolio securities made by a Fund will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by ETAM to be of good standing and will not be made unless ETAM determines the consideration to be earned from such loans justifies the risk.

MONEY MARKET FUND

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. The Fund's investments in asset-backed securities are subject to the risk that the principal amount of the underlying obligation may be repaid prior to the security's maturity date and thus shortening the life of these securities. Conversely, in the event of rising interest rates, the Fund's investments in asset-backed securities may be subject to the risk that the duration of these asset-backed securities may be extended and, therefore, become more susceptible to interest rate changes, additional volatility or reduced returns.





                                                               Prospectus | P-11

BANK OBLIGATIONS. The Fund may (but is not required to) invest more than 25% of its total assets in bank obligations. As a result, the Fund may be subject to adverse developments in the banking industry that may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry.

COMMERCIAL PAPER. The Fund may invest in high-quality commercial paper, which consists of short-term promissory notes issued by corporations to finance short-term credit needs and may also include investments in asset-backed commercial paper subject to the restrictions in Rule 2a-7. Asset-backed commercial paper is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Investments in commercial paper may be subject to income risk, which is the possibility that the Fund's dividends (or income) will decline because of falling interest rates, which may fluctuate significantly over short periods of time.

MUNICIPAL BONDS. The Fund may also invest in "high-quality" (as that term is defined in Rule 2a-7 under the 1940 Act), long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 13 months or demand features that shorten the effective maturity date. See below for a discussion of risks in municipal securities.

GOVERNMENT MONEY MARKET FUND

GOVERNMENT SECURITIES. The Fund's investments are normally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including securities issued by U.S. Government sponsored entities, such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), and repurchase agreements back by these securities.

REPURCHASE AGREEMENTS. The Fund generally invests a significant percentage of its assets in repurchase agreements. A repurchase agreement is a transaction in which the Fund enters into an agreement in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price, usually not more than one week after its purchase.








P-12 | Prospectus

ALL MUNICIPAL MONEY MARKET FUNDS

MUNICIPAL SECURITIES. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Each Municipal Fund's investments include (i) general obligation bonds, which typically are backed by the issuer's ability to levy taxes, and (ii) revenue bonds, which typically are backed by a stream of revenue from a given source, such as a toll highway or a public water system. Each Municipal Fund may invest in industrial development bonds, which in most cases are revenue bonds, and generally are payable from the unrestricted revenues of the issuer and do not constitute the pledge of credit of the issuer of such bonds. Such industrial development bonds are issued by or on behalf of public authorities in order to obtain funding for purposes such as privately operated airports, housing, conventions, ports, sports or parking facilities.

Each Municipal Fund's investment may also include municipal notes as well as municipal leases, which municipalities may use to finance construction or to acquire equipment. Many of the Municipal Funds' investments will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable and floating rate securities so that they may meet the requirements for being considered money market instruments.

Each Municipal Fund may also invest in various structured notes, such as, among others: (i) anticipation notes that are typically sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date; (ii) bond anticipation notes that are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future; and
(iii) revenue anticipation notes that are issued in expectation of receipt of other types of revenue.









                                                               Prospectus | P-13

Municipal securities whose interest is exempt from federal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The CALIFORNIA MUNICIPAL MONEY MARKET FUND and the NEW YORK MUNICIPAL MONEY MARKET FUND each may have investments in an issuer located out of its respective state if the security pays interest that is exempt from both federal and the applicable state income tax. The New York Municipal Money Market Fund will attempt to invest in securities that are exempt from New York City income taxes, but it is not required to do so.

As a temporary defensive measure, each Municipal Fund may invest in taxable money market securities, which could result in the Fund distributing income subject to federal income taxes, and in the case of each single state Municipal Fund, subject to state income taxes.

PRINCIPAL RISKS

ALL FUNDS

There is no assurance that a Fund will achieve its investment objective. Each Fund's investments are expected to present minimal risks because of the relatively short maturities and the high credit quality (financial strength) of the issuers. Each Fund must comply with certain investment criteria designed to provide liquidity and reduce risk so that each Fund may maintain a stable net asset value ("NAV") of $1.00 per share; however, there is no assurance that this will be achieved. There are several risk factors that could reduce the yield you get from a Fund or make it perform less well than other investments.

CREDIT QUALITY. If a portfolio security declines in credit quality or goes into default, it could hurt a Fund's performance and each Fund could lose money. Although the risk of default of a security generally is considered unlikely, any downgrading of a security's credit quality or a default could cause a Fund's share price or yield to fall.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. A decline in the credit





P-14 | Prospectus
quality of an issuer, the provider of credit support for an issuer, or the provider of a maturity-shortening feature for a security can cause the price of a portfolio security to decrease.

INTEREST RATES. As with most money market funds, the most important factor is short-term market interest rates. Each Fund's yield tends to reflect current interest rates and will change over time. When interest rates fall (or rise), the price of a debt or money market security can rise (or fall) and as a result, a Fund's yield (and total return) generally falls (or rises). As interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations. Short-term securities tend to react to changes in short-term interest rates. During periods when interest rates are low, each Fund's yield (and total return) will also be low.

ETAM's maturity decisions also will affect each Fund's yield, which tends to reflect current interest rates. To the extent ETAM anticipates interest rate trends imprecisely, a Fund's yield at time could lag those of other money market funds. Each Fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

NOT A BANK DEPOSIT. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

GOVERNMENT MONEY MARKET FUND

GOVERNMENT SECURITIES. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities,




                                                               Prospectus | P-15
including securities issued FNMA and FHLMC, are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.

REPURCHASE AGREEMENTS. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations and the risk that the seller will not perform as agreed. If the seller fails to perform as agreed, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by ETAM to present minimum credit risks.

ALL MUNICIPAL MONEY MARKET FUNDS

MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of issuers of municipal securities. The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. The more limited marketability of municipal securities may make it more difficult in certain circumstances to dispose of large investments advantageously.

GEOGRAPHIC CONCENTRATION. Unfavorable political, economic, or fiscal conditions within California or New York or their respective geographic regions can affect the credit quality of issuers located in either state and increases the risk that the two single state Municipal Funds may underperform due to declines in credit quality or default of their investment portfolios. The vulnerability of each single state Municipal Fund to local or regional factors affecting the tax-exempt investments in its respective state will be significantly greater than that of a more geographically diversified fund, and may result in greater losses and volatility. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order for the state to meet its obligations, or the state's economy could be hurt by natural disasters. New York's finance, insurance or real estate industries could experience economic downturns and those industries may continue to be adversely affected by the September 11, 2001 terrorist attacks in New York City. California and





P-16 | Prospectus

New York may each experience natural disasters or terrorist attacks in the future.

CONCENTRATION OF INVESTMENTS. Each Municipal Money Market Fund may (but is not required to) invest more than 25% of its assets in industrial development bonds. For these types of bonds, investors can look only to the revenue generated by the project or facilities rather than the credit of the state or local government authority issuing the bonds. Industrial revenue bonds are typically subject to greater credit risk because of the relatively limited source of revenue.

TAXABLE INCOME POSSIBLE. Dividends from each Municipal Fund generally are free from federal income tax. Dividends from the CALIFORNIA MUNICIPAL MONEY MARKET FUND and the NEW YORK MUNICIPAL MONEY MARKET FUND generally are free from that state's income tax as well. However, if certain types of investments a Municipal Fund buys as tax-exempt are later ruled to be taxable, a portion of that Fund's income could be taxable. Any defensive investments made by a Municipal Fund in taxable securities also could generate taxable income. Also, some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

FUND MANAGEMENT

INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Funds. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL and is located at 4500 Bohannon Drive, Menlo Park, California 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of September 30, 2004, ETAM managed approximately $3.3 billion in assets.

Subject to the supervision of the Board of Trustees, ETAM provides the Funds with ongoing and day-to-day management, including security selection, investment guidance and policy direction pursuant to the Investment Advisory Agreement. Each Fund pays ETAM an investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets.










                                                               Prospectus | P-17

ADMINISTRATOR. ETAM also serves as each Fund's administrator. In this capacity, ETAM is responsible for the business affairs and other administrative matters of each Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of each Fund.

SHAREHOLDER SERVICES. ETAM and E*TRADE Securities, located at 4500 Bohannon Drive, Menlo Park, CA 94025, each provide a variety of services to shareholders in the Fund. For such services, ETAM receives a shareholder servicing fee equal to 0.25% of the average daily net assets of each Fund. From that fee ETAM provides compensation to E*TRADE Securities that may be equal to the maximum shareholder servicing fee for each Fund received by ETAM. The Funds have no obligation to compensate E*TRADE Securities for its shareholder servicing obligations.

DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT. Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") and pursuant to the Plan, entered into an Underwriting Agreement with E*TRADE Securities. E*TRADE Securities is a wholly-owned subsidiary of E*TRADE FINANCIAL and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of shares of the Funds. Under the Plan, each Fund is permitted to pay to E*TRADE Securities an annual distribution fee of up to 0.75% of the average daily net assets of each Fund as payment for services rendered in connection with the distribution and marketing of the shares of the Funds. However, under the Underwriting Agreement, payments to E*TRADE Securities for activities pursuant to the Plan are limited through at least August 31, 2005 for each Fund to an annual rate equal to 0.45% of the average daily net assets of the Money Market Fund and the Government Money Market Fund and 0.40% of the average daily net assets of the Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, respectively. Because these fees are paid out of each Fund's assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL PAYMENTS BY ETAM. ETAM makes additional payments to E*TRADE Securities and other affiliates of E*TRADE Securities, from ETAM's own resources and profits, in order to compensate those entities (i) for E*TRADE Securities' use of the Sweep Class of Shares as one of the sweep options for E*TRADE Securities' retail brokerage customers; (ii) for certain goods and services provided to ETAM by E*TRADE






P-18 | Prospectus

Securities and its affiliates, which ETAM believes help to facilitate its ability to provide certain services to the Funds.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of each Fund, ETAM has entered into an expense limitation agreement with each Fund ("Expense Limitation Agreement") through at least December 31, 2005. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles and generally accepted in the United States of America and other extraordinary expenses not incurred in the ordinary course of each Fund's business) are limited on an annual basis to: 1.05% of the average daily net assets of the Money Market Fund and the Government Money Market Fund; 0.94% of the average daily net assets of the Municipal Money Market Fund; 0.85% of the average daily net assets of the California Municipal Money Market Fund; and 0.90% of the New York Municipal Money Market Fund.

Each Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, each Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of each Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Funds will be made unless (i) the total annual expense ratio of each Fund is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to each Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that each Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund.












                                                               Prospectus | P-19

PRICING OF FUND SHARES

You may buy or sell shares of each Fund at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of its outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

Each Fund values its portfolio instruments using the amortized cost method of valuation. The amortized cost method involves valuing a security at its costs and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Funds' Board of Trustees believes this valuation method accurately reflects fair value. This method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

The NAV for each Fund (except the Money Market Fund) is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern time), each day the NYSE is open. The NAV for the Money Market Fund is generally determined at 5:00 p.m., Eastern time, each day the NYSE is open. Each Fund reserves the right to change the time at which purchases and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

In order to become a shareholder of a Fund, you will need to have an E*TRADE Securities brokerage account and elect the Fund's Sweep Class.
Uninvested cash balances from your brokerage account will be automatically invested in shares of the Fund you have selected according to your E*TRADE Securities brokerage account agreement. All of the Funds may not be available for all investors or types of accounts. Please consult your E*TRADE Securities representative for more information.










P-20 | Prospectus

HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT

To open an E*TRADE Securities account, you must complete the application available at E*TRADE FINANCIAL Centers, through our Website (WWW.ETRADE.COM) or by calling 1-800-ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' Customer Agreement. No information provided on the Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus.

You may change your Sweep option by contacting E*TRADE Securities. However, you may not exchange your shares of any Sweep Class for shares of any other class of shares of the Trust or for shares of the following series of the Trust: E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE S&P 500 Index Fund, and E*TRADE Technology Index Fund. If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account. Please contact E*TRADE Securities through our Website (WWW.ETRADE.COM) or call 1-800-ETRADE1 if you have any questions.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared). The right of redemption may be suspended during any period in which:
(i) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Funds intend to declare dividends daily and pay dividends from net investment income monthly. The Funds do not expect to distribute any capital gains. The Funds may make additional distributions if necessary.

Unless you choose otherwise, all your dividends will be automatically reinvested in additional Fund shares. Shares are purchased at the NAV determined on the payment date.








                                                               Prospectus | P-21

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Funds' Statement of Additional Information for more information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

The Funds generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on all distributions they receive from a Fund, depending on your tax status.

The Funds will distribute all or substantially all of its income to its shareholders every year. If a Fund declares a dividend in December but pays it in January, you may be taxed on the dividend (assuming the dividend is taxable) as if you received it in the previous year.

You generally will be taxed on dividends you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. As is the case with all funds that invest primarily in debt obligations, the dividends you receive from the Funds are generally not eligible for the dividends received deduction or the 15% tax rate applicable to certain "qualified dividends." Dividends from each Municipal Fund are generally tax-free for most shareholders, meaning that shareholders can receive them without incurring federal income tax liability. However, there are a few exceptions.

o A portion of each Municipal Fund's dividends may be taxable as ordinary income if it came from investments in taxable securities.

o Because each Municipal Fund can invest in securities whose income is subject to the AMT, you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT.

o You should be aware that income exempt from federal tax in each Municipal Fund may be subject to state and local taxes.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.






P-22 | Prospectus

The Funds will send you a tax report each year that will tell you which dividends must be treated as ordinary income.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions). This information, has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the E*TRADE Funds' September 30, 2004 Annual Report, which is available upon request.






















                                                               Prospectus | P-23

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------
                                                                                  MONEY
                                                                               MARKET FUND -
                                                    MONEY                        PREMIER
                                          MARKET FUND - SWEEP CLASS              CLASS(6)
                                    -------------------------------------    ---------------
                                          FOR              FOR THE PERIOD          FOR THE PERIOD
                                        THE YEAR             OCTOBER 7,              NOVEMBER 9,
                                         ENDED            2002(1) THROUGH           2003 THROUGH
                                      SEPTEMBER 30,        SEPTEMBER 30,            SEPTEMBER 30,
                                         2004                  2003                     2004
                                    ---------------       ---------------          ---------------
NET ASSET VALUE,
   BEGINNING OF PERIOD              $          1.00       $          1.00          $          1.00
                                    ---------------       ---------------          ---------------

INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income                     0.002                 0.003                    0.007
    Net realized gain (loss)
     on investment transactions               --(2)                 --(2)                    --(2)
                                    ---------------       ---------------          ---------------
        TOTAL INCOME FROM
           INVESTMENT
           OPERATIONS                         0.002                 0.003                    0.007

DISTRIBUTIONS TO
  SHAREHOLDERS
    Distributions from net
       investment income                     (0.002)               (0.003)                  (0.007)
                                    ---------------       ---------------          ---------------
NET ASSET VALUE, END OF
   PERIOD                           $          1.00       $          1.00          $          1.00
                                    ===============       ===============          ===============
TOTAL RETURN(5)                                0.20%                 0.33%(3)                 0.74%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period
       (000s omitted)               $     1,262,297       $     3,314,898          $        93,728

    Ratios to average net
       assets:
       Expenses, net of
          waivers and/or
          reimbursements                       1.05%                 1.04%(4)                 0.45%(4)
       Expenses, before
          waivers and/or
          reimbursements                       1.08%                 1.16%(4)                 0.56%(4)
       Net investment income,
          net of waivers and/or
          reimbursements                       0.17%                 0.33%(4)                 0.81%(4)
       Net investment income,
          before waivers and/or
          reimbursements                       0.14%                 0.21%(4)                 0.70%(4)

(1)   Commencement of investment operations.
(2)   Less than $0.001.
(3) For the period October 7, 2002 (commencement of operations) through September 30, 2003 and not indicative of a full year's operation results.
(4)   Annualized.

P-24 | Prospectus

------------------------------------------------------------------------------------
              GOVERNMENT                                     MUNICIPAL
           MONEY MARKET FUND                      MONEY MARKET FUND - SWEEP CLASS
-------------------------------------          -------------------------------------
                       FOR THE PERIOD                                 FOR THE PERIOD
 FOR THE YEAR        OCTOBER 7, 2002(1)         FOR THE YEAR         OCTOBER 7, 2002(1)
    ENDED                THROUGH                   ENDED                 THROUGH
 SEPTEMBER 30,         SEPTEMBER 30,            SEPTEMBER 30,         SEPTEMBER 30,
     2004                  2003                     2004                  2003
---------------       ---------------          ---------------       ---------------
$          1.00       $          1.00          $          1.00       $          1.00
---------------       ---------------          ---------------       ---------------

          0.001                 0.003                    0.002                 0.002

          --(2)                 --(2)                    --(2)                  --
---------------       ---------------          ---------------       ---------------

          0.001                 0.003                    0.002                 0.002

         (0.001)               (0.003)                  (0.002)               (0.002)
---------------       ---------------          ---------------       ---------------
$          1.00       $          1.00          $          1.00       $          1.00
===============       ===============          ===============       ===============

           0.14%                 0.27%(3)                 0.19%                 0.24%

$       334,082       $       379,538          $       644,228       $       597,185

           1.05%                 1.05%(4)                 0.94%                 0.92%(4)

           1.05%                 1.14%(4)                 1.02%                 1.10%(4)

           0.13%                 0.28%(4)                 0.19%                 0.23%(4)

           0.15%                 0.19%(4)                 0.11%                 0.05%(4)

(5) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods less than one year are not annualized.
(6)  Commencement of share class is November 9, 2003.
(7)  Commencement of share class is April 1, 2003.

                                                               Prospectus | P-25

FINANCIAL HIGHLIGHTS (Concluded)

---------------------------------------------------------------------------------------
                                                                 MUNICIPAL
                                                    MONEY MARKET FUND - PREMIER CLASS
                                                  -------------------------------------
                                                                        FOR THE PERIOD
                                                   FOR THE YEAR         APRIL 1, 2003(1)
                                                      ENDED                THROUGH
                                                   SEPTEMBER 30,         SEPTEMBER 30,
                                                       2004                  2003
                                                  ---------------       ---------------
NET ASSET VALUE, BEGINNING OF PERIOD              $          1.00       $          1.00
                                                  ---------------       ---------------

INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                   0.007                 0.003
    Net realized gain (loss) on investment
       transactions                                         --(2)                  --
                                                  ---------------       ---------------
        TOTAL INCOME FROM INVESTMENT                        0.007                 0.003
           OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS
    Distributions from net investment income               (0.007)               (0.003)
                                                  ---------------       ---------------

NET ASSET VALUE, END OF PERIOD                    $          1.00       $          1.00
                                                  ===============       ===============


TOTAL RETURN(5)                                              0.67%                 0.32%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000s omitted)      $         9,886       $         2,479
    Ratios to average net assets:
        Expenses, net of waivers and/or
           reimbursements                                    0.45%                 0.42%(4)
        Expenses, before waivers and/or
           reimbursements                                    1.32%                 1.38%(4)
        Net investment income, net of waivers
           and/or reimbursements                             0.71%                 0.64%(4)
        Net investment income, before waivers
           and/or reimbursements                            (0.16)%          (0.32)%(4)

(1)  Commencement of share class is April 1, 2003.
(2)  Less than $0.001.
(3) For the period October 7, 2002 (commencement of operations) through September 30, 2003 and not indicative of a full year's operation results.
(4)  Annualized.
(5) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods less than one year are not annualized.
(6)  Commencement of investment operations.

P-26 | Prospectus

------------------------------------------------------------------------------------
             CALIFORNIA                                     NEW YORK
    MUNICIPAL MONEY MARKET FUND                     MUNICIPAL MONEY MARKET FUND
-------------------------------------          -------------------------------------
                       FOR THE PERIOD                                 FOR THE PERIOD
 FOR THE YEAR        OCTOBER 7, 2002(6)         FOR THE YEAR         OCTOBER 7, 2002(6)
    ENDED                THROUGH                   ENDED                 THROUGH
 SEPTEMBER 30,         SEPTEMBER 30,            SEPTEMBER 30,         SEPTEMBER 30,
     2004                  2003                     2004                  2003
---------------       ---------------          ---------------       ---------------
$          1.00       $          1.00          $          1.00       $          1.00
---------------       ---------------          ---------------       ---------------

          0.002                 0.003                    0.002                 0.003

          --(2)                  --                      --(2)                  --
---------------       ---------------          ---------------       ---------------


          0.002                 0.003                    0.002                 0.003


         (0.002)               (0.003)                  (0.002)               (0.003)
---------------       ---------------          ---------------       ---------------

$          1.00       $          1.00          $          1.00       $          1.00
===============       ===============          ===============       ===============

           0.24%                 0.27%(3)                 0.19%                 0.25%(3)

$       542,164       $       518,355          $       142,151       $       132,455


           0.85%                 0.84%(4)                 0.90%                 0.88%(4)

           0.97%                 1.10%(4)                 0.96%                 1.22%(4)

           0.24%                 0.26%(4)                 0.19%                 0.24%(4)

           0.12%                 0.00%(4)                 0.14%           (0.10)%(4)



                                                               Prospectus | P-27

The Statement of Additional Information for the Funds, dated November 26, 2004 (as amended from time to time) ("SAI"), contains further information about the Funds. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders.

The SAI and any semi-annual and annual reports issued by the Funds may be obtained without charge, by accessing our Website (WWW.ETRADE.COM) or by calling our toll-free number at (800) 786-2575. Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at HTTP://WWW.SEC.GOV or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CA 94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM
----------------------

INVESTMENT COMPANY ACT FILE NO.: 811-09093












P-28 | Prospectus

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

[LOGO]
E*TRADE
FINANCIAL
E*TRADE Securities LLC
PO Box 989030
West Sacramento, CA 95798-9904


00262(11/04)

                                  E*TRADE FUNDS
                                ________________

                            E*TRADE MONEY MARKET FUND
                      E*TRADE GOVERNMENT MONEY MARKET FUND
                       E*TRADE MUNICIPAL MONEY MARKET FUND
                 E*TRADE CALIFORNIA MUNICIPAL MONEY MARKET FUND
                  E*TRADE NEW YORK MUNICIPAL MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED NOVEMBER 26, 2004

This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus dated November 24, 2004 (as amended from time to time) for the Premier Class and Sweep Class of the E*TRADE Money Market Fund ("Money Market Fund"), Sweep Class of the E*TRADE Government Money Market Fund ("Government Money Market Fund"), Premier Class and Sweep Class of the E*TRADE Municipal Money Market Fund ("Municipal Money Market Fund"), Sweep Class of the E*TRADE California Municipal Money Market Fund ("California Municipal Money Market Fund"), and Sweep Class of the E*TRADE New York Municipal Money Market Fund ("New York Municipal Money Market Fund") (each a "Fund" and, collectively, the "Funds"). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Funds' Prospectuses.

To obtain a free copy of the Prospectus for a Fund and any report to be issued to shareholders, please access our Website online (www.etradefunds.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers who have an account with E*TRADE Securities LLC ("E*TRADE Securities") may invest in the Funds.

                                TABLE OF CONTENTS



                                                                          PAGE
                                                                          ----

HISTORY OF THE FUNDS........................................................3

INVESTMENT STRATEGIES AND RISKS.............................................3

FUND POLICIES..............................................................59

TRUSTEES AND OFFICERS......................................................62

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................68

INVESTMENT ADVISORY AND OTHER SERVICES.....................................69

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION.............................80

ORGANIZATION, DIVIDEND AND VOTING RIGHTS...................................81

SHAREHOLDER INFORMATION....................................................83

TAXATION...................................................................85

STATE TAX CONSIDERATIONS...................................................88

PERFORMANCE INFORMATION....................................................90



APPENDIX A ................................................................96

APPENDIX B ...............................................................101

HISTORY OF THE FUNDS

The Funds are diversified open-end series of E*TRADE Funds ("Trust"). The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. The Funds' investment adviser is E*TRADE Asset Management, Inc. ("ETAM"). The Trust consists of nine active individual open-end series.

This SAI is for the Premier Class and Sweep Class of the Money Market Fund, Sweep Class of the Government Money Market Fund, Premier Class and Sweep Class of the Municipal Money Market Fund, Sweep Class of the California Municipal Money Market Fund, and Sweep Class of the New York Municipal Money Market Fund. The E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE S&P 500 Index Fund and E*TRADE Technology Index Fund share a separate combined SAI containing additional information about each of those series.


INVESTMENT STRATEGIES AND RISKS

The investment objectives of each Fund are non-fundamental and, although there is no current intention to do so, may be changed without shareholder approval, upon 60 days' written notice of such change being provided to shareholders of the Government Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and the New York Municipal Money Market Fund. However, the Municipal Money Market Fund, California Municipal Money Market Fund, and New York Municipal Money Market Fund must, as a fundamental policy, invest 80% of their assets in the types of securities suggested by their name as more fully specified below.

E*TRADE MONEY MARKET FUND - The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments.

E*TRADE GOVERNMENT MONEY MARKET FUND - The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by these securities. The Fund may also invest in floating- and variable-rate instruments (obligations that do not bear interest at fixed rates).

E*TRADE MUNICIPAL MONEY MARKET FUND - The Fund's investment objective is to provide investors with a high level of income that is exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in high-quality, short-term municipal obligations that pay interest that is exempt from regular federal income tax but may be subject to the alternate minimum tax (AMT). Municipal securities whose interest is exempt from federal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

E*TRADE CALIFORNIA MUNICIPAL MONEY MARKET FUND - The Fund's investment objective is to provide a high level of income that is exempt from federal and State of California income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in high-quality, short-term municipal securities and other securities whose income is free from federal and State of California income tax but may be subject to AMT.

E*TRADE NEW YORK MUNICIPAL MONEY MARKET FUND - The Fund's investment objective is to provide a high level of income that is exempt from federal and New York State income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in municipal securities and other securities whose income is free from federal and State of New York income tax but may be subject to AMT.

The following supplements the discussion in the Funds' Prospectuses regarding the Funds' investment strategies, policies and risks. These investment strategies and policies may be changed without approval of the shareholders of a Fund, unless otherwise noted.

ALL FUNDS

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. Each Fund may invest in securities that offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable-rate or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable-rate or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice. Each Fund may purchase such floating-rate and variable-rate notes and bonds, which ordinarily have stated maturities in excess of 13 months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Each Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals on a quarterly basis or more frequently. The adjustments, or resets, are based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, if these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if ETAM determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. ETAM considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Fund's portfolio.

Variable-rate demand notes also include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these master demand notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which a Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund and its commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

INVESTMENT COMPANY SECURITIES. Although there is no current intention to do so, each Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which the Fund invests as permitted under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests of any type of security in which it may invest. A participation interest gives it an undivided interest in the underlying securities in the proportion that its participation interest bears to the total principal amount of the underlying securities.

PRIVATELY ISSUED SECURITIES. Each Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by ETAM to be "illiquid" are subject to a Fund's policy of not investing more than 10% of its net assets in illiquid securities. ETAM, under guidelines approved by the Board will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

REPURCHASE AGREEMENTS. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Bank of New York, as the Funds' custodian, or another custodian for the purposes of repurchase agreement transactions only, has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by a fund. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by a Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of ETAM to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. Each Fund may also engage in reverse repurchase agreements, which are repurchase agreements in which a Fund, as the seller of securities, agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements will only be used by a Fund to raise cash on a temporary basis to meet redemptions when it would like to retain the securities in its portfolio and it expects to be able to repurchase them in a short time with funds from maturing investments and from net sales of Fund shares. Use of reverse repurchase agreements, because of the lower transaction costs involved, is often preferable to a regular sale and later repurchase of the securities.

SECURITIES LENDING. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, ETAM considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which a Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and a Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

UNRATED AND DOWNGRADED INVESTMENTS. Each Fund may purchase instruments that are not rated if, in the opinion of ETAM, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. Each Fund must purchase these securities in accordance with the Fund's procedures pursuant to Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, ETAM determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, ETAM finds that the sale of such security would not be in the Fund's shareholders' best interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of unrated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of unrated debt securities may be complex and the ability of a Fund to achieve its investment objective may, to the extent it holds unrated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively rated securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a remaining maturity of up to 397 calendar days and are issued on a discount basis.

U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation and the securities issued by them are neither guaranteed nor insured by the U.S. government.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

MONEY MARKET FUND

ASSET BACKED SECURITIES AND PASS-THROUGH OBLIGATIONS. The Fund may purchase asset-backed securities, including pass-through obligations, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit-card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. These securities may also consist of asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. Pass-through obligations represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool also flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate.

The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened by unscheduled prepayments of principal on the underlying assets. Therefore, it is not possible to predict accurately the average maturity of a particular asset-backed security. Variations in the maturities of asset-backed securities may affect the yield of the Fund to the extent it invests in such securities. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of asset-backed securities.

BANK OBLIGATIONS. The Fund may (but is not required to) invest more than 25% of its total assets in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. As a result, the Fund may be subject to adverse developments in the banking industry that may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by the Fund, will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed-rate, floating- rate or variable-rate notes and bonds.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Fund may invest in high-quality commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper may also be asset backed (that is, backed by a pool of assets representing the obligations of a number of different parties). Asset-backed commercial paper is issued by a special purpose entity; organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The Fund may invest in asset-backed commercial paper subject to the restrictions in Rule 2a-7. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 397 days remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that have received a short-term rating, at the time of purchase, of at least "P-2" by Moody's Investors Service, Inc. ("Moody's"), "A-2" by Standard & Poor's ("S&P"), or an equivalent rating by any other nationally recognized statistical rating organizations ("NRSRO") selected by ETAM. In addition, the Fund may invest in non-convertible corporate debt securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality by ETAM and, if the security has received a long-term rating by an NRSRO, the rating received is within the three highest rating categories. Subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. ETAM will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's, S&P or other NRSROs may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies described in the Fund's Prospectus and in this SAI. The ratings of Moody's, S&P and other NRSROs are more fully described in the attached Appendix.

FOREIGN OBLIGATIONS. The Fund may invest in certain foreign obligations that include U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by ETAM to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with the Fund's investment objectives, the Fund also may invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

FUNDING AGREEMENTS. Although the Fund has no current intention to do so, the Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements, that meet the requirements of Rule 2a-7, only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund generally will be treated as illiquid. If a funding agreement is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Fund's Board. Valuation of illiquid securities involves a greater degree of judgment in determining the value of the Fund's assets than if the value were based on available market quotations.

LETTERS OF CREDIT. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must be of investment quality comparable to other permitted investments of the Fund.

LOAN PARTICIPATION AGREEMENTS. Although the Fund has no current intention to do so, the Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any loan participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund generally will be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board. Valuation of illiquid securities involves a greater degree of judgment in determining the value of the Fund's assets than if the value were based on available market quotations.

MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND, CALIFORNIA MUNICIPAL MONEY MARKET FUND AND NEW YORK MUNICIPAL MONEY MARKET FUND

MUNICIPAL OBLIGATIONS. The Money Market Fund may invest in municipal obligations. The Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund will invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax receipts, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The Funds will normally invest only in municipal securities with not more than 397 days remaining to maturity at the date of settlement. The Funds will invest only in such municipal securities that (a) have received a short-term rating, at the time of purchase, of at least "MIG-2" or "VMIG-2" by Moody's, "SP-2" by S&P, or an equivalent rating by any other NRSRO selected by ETAM; (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; or (c) are fully collateralized by an escrow of U.S. Government securities. In addition the Funds may invest in municipal securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality by ETAM and, if the security has received a long-term rating by an NRSRO, the rating received is within the three highest rating categories. In addition, the Funds limit their investment to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act. The municipal securities market is narrower and less liquid, with fewer investors than the taxable market.

To the extent the ratings given by Moody's or S&P or other NRSROs may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies described in the Funds' Prospectuses and in this SAI. The ratings of Moody's, S&P and other NRSROs are more fully described in the attached Appendix.

The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Funds are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Funds may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

STANDBY COMMITMENTS. The Funds may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related security if ETAM revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Funds' policy is to enter into Standby Commitments only with issuers, banks or dealers, which are determined by ETAM to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. For purposes of valuing the Funds' securities at amortized cost, the maturity of a security will not be considered shortened by any Standby Commitment to which such security is subject.

VARIABLE-RATE LOAN PARTICIPATIONS. The Funds may invest in certain municipal securities having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments (see "Floating-Rate and Variable-Rate Obligations," above). Variable-rate loan participations are similar to Variable-Rate Obligations except they are made available through a commercial bank, which arranges the tax-exempt loan. Variable-rate obligations and variable-rate loan participations typically are bought and sold among institutional investors. Variable-rate demand notes have a demand feature that entitles the purchaser to resell the securities at par value. The rate of return on variable-rate demand notes also varies according to some objective standard, such as an index of short-term tax-exempt rates. Variable-rate instruments with a demand feature enable the Funds to purchase instruments with a stated maturity in excess of one year. The Funds determine the maturity of variable-rate instruments in accordance with Rule 2a-7, which allows the Funds to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

CERTIFICATES OF PARTICIPATION. The Funds may purchase high quality certificates of participation ("Certificates of Participation") in trusts that hold municipal securities (see also "Participation Interests," above). These Certificates of Participation may be variable-rate or fixed-rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies NRSROs as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. ETAM considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Funds. ETAM anticipates that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Funds to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Funds intend to exercise their right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, and the size, maturity and rating of the particular offering. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields.

INDUSTRIAL DEVELOPMENT BONDS. Each Municipal Money Market Fund may (but is not required to) invest more than 25% of its assets in industrial development bonds. For these types of bonds, investors can look only to the revenue generated by the project or facilities rather than the credit of the state or local government authority issuing the bonds. Industrial revenue bonds are typically subject to greater credit risk because of the relatively limited source of revenue.

Municipal securities that the Funds may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term municipal securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

TAX ANTICIPATION NOTES AND OTHER NOTES. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae") at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Funds may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

TAXABLE TEMPORARY INVESTMENTS. From time to time, as a defensive measure or when acceptable short-term municipal securities are not available, the Funds may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S & P; commercial paper rated in the highest grade by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Under a repurchase agreement the Funds acquire ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Funds' holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Interest income from temporary investments is taxable to shareholders as ordinary income.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which litigation ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

TENDER OPTION BONDS. The Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund may invest in tender option bonds. A tender option bond is a municipal obligation (generally held under a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the grant by a third party, such as a bank, broker-dealer or other financial institution, to the security holder the option, at periodic intervals, to tender its securities to the institution and receive the security's face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing agent, that would cause the bond, coupled with the tender option, to trade at par on the date of this determination. After payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrade in the credit rating assigned to, the issuer of the bond.

The tender option will reduce the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of tender option bond depends on the credit quality of both the issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of ETAM, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA

The following information as to certain risk factors is given to investors because the California Municipal Money Market Fund concentrates its investments in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund.

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While ETAM has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by the Fund. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State of California and economic conditions in the State. Interest income to the Fund could also be adversely affected.

GENERAL

After several years of very strong growth in the late 1990s, the State's financial condition started to worsen beginning in early 2001, with the combination of a mild statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000.

Since December 2002, the ratings of the State's General Obligation bonds have been reduced by all three major rating agencies. In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baa1" by Moody's Investors Service, Inc. ("Moody's"). The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

In May 2004, Moody's upgraded the State's general obligation bond rating to "A3" with a positive outlook. Following the outcome of the election for Propositions 57 and 58 at the March 2, 2004 statewide primary, Standard & Poor's put its general obligation bond rating of the State on credit watch with positive implications. Fitch's rating of the State's general obligation bonds remains on ratings watch - negative. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California continue to deteriorate, its credit ratings could be reduced further, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. By May 2003, the Governor reported that a budget gap of over $30 billion (after about $7 billion of budget actions had been taken earlier in 2003) would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year.

Strong partisan disagreement in the Legislature about the appropriate combination of spending reductions and revenue increases needed to close this gap, led to a delay of almost one month in enactment of the 2003-04 fiscal year budget. In its final form it resembled the Governor's proposals with a combination of large spending cuts, fund transfers, deferrals and loans, and issuance of bonds to spread out repayment of a $10.7 billion accumulated budget deficit over several years. There were no net revenue increases except for an administrative action to raise vehicle license fees, which will have the result of reducing State General Fund expenditures by about $4 billion per year. The final budget compromise recognized expressly that the balancing of the 2003-04 budget used a number of one-time budget measures and borrowings, and that there was a structural deficit of about $8 billion built into the 2004-05 fiscal year budget which would have to be addressed. The sluggish economy and cuts in State aid will adversely affect local government finances in 2003 and beyond.

The State has been facing serious cash flow difficulties since the 2001-02 fiscal year, which will continue. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. Most recently, the State issued $11 billion of cash flow notes in mid-June 2003, to mature in one year. Repayment of this borrowing will depend in part on the State's ability to sell additional bonds, including the deficit retirement bonds noted above. The State's ability to meet its cash requirements will continue to depend on access to capital markets, until it brings revenues and expenses into closer balance.

In July 2003, after the filing of sufficient petition signatures, a special election was held on October 7, 2003 to consider the recall of the Governor. Subsequently, Governor Davis lost his bid to remain Governor of California and Mr. Arnold Schwarzenegger was elected the new governor and took office on November 17, 2003.

The 2004-05 Governor's Budget assumed the implementation of mid-year spending reductions described below, as well as voter approval in the March 2, 2004 statewide primary election of the California Economic Recovery Bond Act (Proposition 57) and the Balanced Budget Amendment (Proposition 58). Both measures were approved by the voters. In connection with the issuance of the first two series of economic recovery bonds, the Department of Finance certified that the State had an accumulated budget deficit of more than $22 billion, consisting of a $9.3 billion accumulated deficit through 2002-03, a $3.0 billion operating deficit in 2003-04, and $9.8 billion of obligations to be repaid in fiscal years 2004-05 and thereafter for prior obligations. At the time of the 2004-05 Governor's Budget, the State expected to sell a sufficient amount of economic recovery bonds to provide net proceeds to the General Fund in 2003-04 of $12.254 billion. The May Revision to the 2004-05 Governor's Budget has revised this estimate to $11.254 billion.

In December 2003, the Governor proposed reductions (the "Mid-Year Spending Reduction Proposals") totaling $3.9 billion ($2.3 billion in 2003-04 and $1.6 billion in 2004-05). Of these proposals, approximately $1.366 billion were either not adopted or are now unachievable and the May Revision addresses these increased costs (including increased costs of $947 million due to the federal injunction preventing the implementation of Medi-Cal provider rate reductions).

The State has been facing serious cash flow difficulties since the 2001-02 fiscal year, which will continue. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. The State issued $11 billion of cash flow notes in mid-June 2003 which matured and were paid in full on June 16, 2004. The State also issued $3 billion of revenue anticipation notes ("RANs") on October 28, 2003 (the "2003-04 RANs"), which matured on June 23, 2004. Repayment of principal and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit issued by various financial institutions. The remaining $1.165 billion of 2003-04 RANs were issued directly to various financial institutions. The most recent cash flow projections prepared by the Department of Finance show that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due.

ECONOMIC FACTORS

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of about 35 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.

Total personal income in the State, at an estimated $1,139 billion in 2002, accounted for almost 13% of all personal income in the nation. Total employment was over 16 million, the majority of which was in the service, trade and manufacturing sectors.

Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached just below 7%. Personal income rose only by 1% in 2002. In January 2003, the

State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. However, as of November 2003, actual revenues in the 2003-04 fiscal year were approximately 3.6%, or $777 million, higher than forecasted. In addition, the unemployment rate in September 2003 dropped 0.3% to 6.4%, compared to 6.7% a year earlier. A positive area in the California economy has been residential construction and home sales, which were strong in the first half of 2003, and continued to remain strong through the summer of 2003, in part due to low interest rates.

Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

In late October and early November 2003, several counties in Southern California suffered from severe wildfires, which burned approximately 740,000 acres. The Governor declared a State of Emergency in several counties. It is uncertain the effect the wildfires will have with respect to the finances of the state and counties.

Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as in the rest of the nation, on average. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6 percent in the State and 0.9 percent in the nation. The state unemployment rate was 6.2 percent in April, down from 6.8 percent a year earlier. The national unemployment rate in April 2004 was 5.6 percent, down from 6.0 percent a year earlier.

California total personal income increased by 4.8 percent from the fourth quarter of 2002 to the fourth quarter of 2003, culminating a year of improving personal income growth. For 2003 as a whole, personal income was up 3.7 percent in the state as compared to 3.3 percent in the nation. In addition, exports of made-in-California merchandise rebounded in the first quarter of 2004, increasing by 25 percent on a year-over-year basis. Exports of high-tech goods rose by 20 percent year-over-year. Also, taxable sales posted a sixth consecutive year-over-year gain in the fourth quarter of 2003. Two regional manufacturing surveys and one statewide survey showed improvement comparable to that seen in the first quarter of 2004 for the nation's manufacturing sector. Personal state income tax withholdings were up 8.8 percent in the first four months of 2004, although about a percentage point and a half of that gain was due to March 2004 having two more days of receipts than March 2003.

Construction and real estate markets remained strong in the state in the first quarter of 2004. Total new units permitted were up slightly from a strong first quarter in 2003. Also, valuation of private nonresidential building permits increased slightly after three years of steady declines.

Low mortgage rates kept residential real estate markets strong in the first quarter of 2004. The median price of homes sold in Southern California hit a new record of $371,000 in March, up 23.3 percent from a year earlier. Sales were up over 17 percent from a year ago. Despite a still-sluggish economy, home price appreciation and sales were also strong in the San Francisco Bay Area. The median price of homes sold was a record $474,000 in March, up 13.1 percent from a year earlier. Sales were up 25 percent from a year ago.

As noted above, the May Revision projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6 percent throughout the period. Personal income is projected to grow 5.4 percent in 2004 and 5.6 percent in 2005, which is slower than has been observed in past recoveries.

Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to have stabilized. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. US Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product. A number of investigations and lawsuits are ongoing against energy suppliers seeking refunds for California customers for alleged overcharges during the crisis period in 2000 and 2001.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

LIMITATION ON PROPERTY TAXES. Certain California Municipal Obligations may be obligations of issuers, which rely in whole or in part, directly or indirectly, on ad valorem property taxes (or taxes imposed on the value of property) as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Proposition 13 limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Proposition 13 prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

Under Proposition 13, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are: (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to

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comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980's when State appropriations were above the limit. The State Department of Finance estimates the State will be about $18.3 billion below its appropriation limit in fiscal year 2002-03 and about $11 billion under the limit in 2002-03.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations.

It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2004, the State had outstanding approximately $34.9 billion of long-term general obligation bonds and $7.3 billion of lease-purchase debt supported by the State General Fund. The State has issued $1.4 billion of variable rate general obligation bonds, representing 4.0 percent of the State's total outstanding general obligation bonds as of May 1, 2004. Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's

Hospital Projects Bonds Act) have qualified for the November 2004 ballot. Additional proposals affecting State finances or for additional bonds may also be added to the November 2004 ballot. The $9.95 billion bond measure for the high-speed rail projects that was previously on the November 2004 ballot is expected to be postponed until the November 2006 election.


RECENT FINANCIAL RESULTS

The principal sources of General Fund tax revenues in 2001-02 were the California personal income tax (50% of total tax revenues), the sales tax (33%), corporation taxes (8%), and the gross premium tax on insurance (2%). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the late 1990s and 2000, they are particularly volatile. In preparing the most recent budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to prior years. The Administration has projected that this source of revenue will drop from 25% of all General Fund revenues in 2000-01 to 11% in 2001-02 and 8% in 2002-03; this represents the bulk of the total General Fund revenue shortfall in these two fiscal years. Personal income tax revenues are projected to be $35.1 billion in 2003-04 and $38 billion in 2004-05. Sales and use tax revenue is forecast at $23.7 billion in 2003-04 and $25 billion in 2004-05. Corporation tax revenues are expected to total $7.5 billion in 2003-04 and $7.6 billion in 2004-05. On March 2, 2004, California voters approved Proposition 57, a bond act authorizing issuance of up to $15 billion of Economic Recovery Bonds to fund the accumulated State budget deficit. To repay these bonds, a new one-quarter cent sales tax became effective July 1, 2004. This sales tax will automatically cease as soon as the bonds are repaid. Because the local portion of the sales tax decreased on July 1, 2004, the total base statewide sales tax remains at 7.25 percent. Revenues from the one-quarter cent sales tax are estimated at $1.136 billion in 2004-05 and approximately $1.3 billion annually thereafter.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

RECENT BUDGETS. The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in
2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimated that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 includes as an asset the $6.1 billion loan to the DWR for power purchases (see "Recent Developments Regarding Energy" above), and the General Fund's available cash at that date was considerably less.

The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding has increased to over $6,700 per pupil in Fiscal Year 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25%, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous tax business and personal tax cuts and tax credits were of a much smaller overall amount. The recent budget shortfalls have caused the State Director of Finance to determine that the General Fund no longer has the capacity to make up the $4.2 billion annual offset of VLF fee reductions, and pursuant to existing law, the Department of Motor Vehicles is reversing the fee reductions as of October 1, 2003. This action has been challenged in court.

FISCAL YEAR 2001-02 BUDGET.

The 2001-02 Budget Act (the "2001 Budget Act") was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4% from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues is to be funded by using a part of the budget reserve from the prior year.

The 2001 Budget Act was projected to be able to sustain the reduced revenues without major program reductions because part of the previous 2000-01 Budget Act was for one-time spending, which did not have to be continued. The 2001 Budget Act contained much less one-time spending for capital outlay. However, General Fund revenues in 2001-02 ultimately proved to be far below projections totaling only about $64 billion (compared to the 2001 Budget Act estimate of around $75.1 billion), largely due to reduced capital gains realizations and weaker economic activity. To partially offset this reduction, the Governor proposed, and the Legislature approved, mid-year spending cuts for 2001-02 totaling $2.3 billion. By the time of the May Revision to the Governor's Budget released in May 2002, the Governor projected that the combined shortfall or budget "gap" between expected revenues and projected expenditures based on existing statutes totaled $23.4 billion for two fiscal years, 2001-02 and 2002-03.

Fiscal Year 2002-03 Budget.

There was a substantial delay in enactment of the 2002-03 Budget Act ("2002 Budget Act") until September 5, 2002, more than two months into the fiscal year. Despite delays in the approval of the Budget Act, most State operations continued based on continuing appropriation legislation, constitutional requirements or court orders. Debt service on State debt was paid, most health and welfare programs and education payments were funded, and State employees, other than elected officials and senior management employees, were paid.

The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, internal loans, bond issuances, fund shifts, accelerations and transfers, and modest tax changes. The principal components of the 2002-03 budget were:

                  1. Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion, principally in education, health, social services and State operations. Some of the projected savings ultimately were not achieved.

                  2. The receipt of $4.5 billion in 2002-03 from the securitization (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies, to occur in two steps. The first sale, in February 2003, produced $2.5 billion of receipts to the General Fund. The second sale, expected to produce up to $2.0 billion in April 2003, was cancelled because of turmoil in the market for such "tobacco securitizations" after an Illinois trial court rendered a judgment of $10.1 billion against Philip Morris, Inc., one of the largest tobacco manufacturers. This increased the accumulated deficit by $2 billion.

                  3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

                  4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.

                  5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of the deductibility of net operating losses provided in current law.

                  6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04. These deferrals were not expected to significantly impact underlying programs.

                  7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from issuing refunding bonds to pay selected maturities of general obligations bonds due between February 2002 and June 2003.

                  8. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion. The Administration has more recently estimated only about $400 million will be received.

                  9. Additional revenue of $1.651 billion in 2002-03 due to Federal Tax Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million).

                  10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.

Continuing Budget Shortfall.

By November 2002, reports both from the independent Legislative Analyst's Office and the Department of Finance made clear that the 2002-03 budget would fall far short of projections. The Governor called a special session of the Legislature to begin on December 9, 2002 to take up legislation for mid-year spending cuts and other budgetary actions to reduce the looming budget deficit. As part of the 2003-04 Governor's Budget proposal, released January 10, 2003 (the "2004 Governor's Budget"), the Governor called for immediate actions to reduce the budget gap by about $10.2 billion, of which $5.5 billion would be seen in 2002-03 and the balance in 2003-04. In March and April 2003, the Legislature passed budget adjustment legislation including spending reductions, deferrals, bond authorization and funding transfers totaling about $3.3 billion in fiscal year 2002-03 and about $3.6 billion in fiscal year 2003-04.

By January 2003, the Administration estimated that General Fund revenues and transfers in 2002-03 would be about $6 billion below the estimates made when the 2002 Budget Act was adopted, primarily because of weaker than projected economic conditions and stock market prices.

FISCAL YEAR 2003-04 BUDGET.

Original Budget Proposal. The 2004 Governor's Budget contained updated budget projections, indicating that for the combined 2002-03 and 2003-04 period, the nominal budget "gap" to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the "loss" of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

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

The 2004 Governor's Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments' increased costs for the programs to be shifted.

MAY REVISION. As noted above under "Continuing Budget Shortfall," some budget reductions were passed by the Legislature in March and April 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the May Revision to the 2004 Governor's Budget ("2004 May Revision"), which updated forecasts and provided a substantially revised budget plan for 2003-04.

First, the 2004 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor's Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

In the 2004 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year. Accordingly, the 2004 May Revision divided the $38.2 billion gap into three main components:

         1. The Governor proposed to fund the estimated accumulated budget deficit as of June 30,2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid.

         2. Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to "backfill" the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

         3. The 2004 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing "structural deficit," which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action. The Governor urged the Legislature to take action during the balance of the 2003 legislative session (which will end on September 15, 2003) to start to address these structural imbalances so that future budgets will not face the same pressures as the State currently has.

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

In late June, the Director of Finance took administrative action based on his determination that the State General Fund could no longer afford to pay local governments the "backfill" designed to hold them harmless from the reduction of vehicle license fees enacted in previous years. The new, higher, levels of VLF fees will go into effect around October 1, 2003 and will be fully paid to local governments; however, State payments to local governments were eliminated as of July. A lawsuit has been filed challenging this administrative action, but it is likely to take several years before it is resolved, and the VLF will not be affected during the lawsuit.

Final Budget Act. Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1,including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

The 2003-04 Budget Act was passed the Legislature and signed by the Governor on August 2, 2003. It resolved the over $35 billion budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year end budget reserve at June 30, 2004 of almost $2 billion, and also assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed. The principal features of the budget were as follows:

         1. The Legislature authorized the issuance of fiscal recovery bonds designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. To repay the bonds, an increase of 1/2-cent in the State sales tax, which would be segregated in a special fund and offset by a 1/2-cent decrease in the sales tax paid to local governments, was instituted (both to be effective as of July 1, 2004). Separate legislation provides additional property tax revenue in the 2004-05 fiscal year to cities and counties at the expense of school districts. The State General Fund, in turn, will have to provide additional support starting in 2004-05 for local school districts to offset their loss of property tax revenues. A conservative legal group has indicated it will file a legal challenge to this bond plan, on the grounds that it requires voter approval. There is no assurance exactly when the bonds will be issued in the face of this potential litigation.

         2. The budget also assumed two other external borrowings. The first is the second part of a tobacco securitization sale, postponed from Spring 2003, designed to produce about $2 billion of General Fund revenue. The second is the sale of pension obligation bonds ("POBs") to make the 2003-04 payments due to the State Public Employee's Retirement System, in the amount of about $1.9 billion. The POB sale is presently subject to a court validation process brought by the State; the outcome and timing of this litigation is not certain.

         3. The budget relies on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per pupil spending, to about $6,900 per pupil. Significant cuts will be made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases will offset reductions in support for trial courts and resources programs. Health and social service costs will be limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs will be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

         4. The budget assumed receipt of about $2.2 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. There are no other tax or revenue increases, aside from certain fees.

FISCAL YEAR 2004-05 BUDGET

The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve is the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both 2003-04 and 2004-05), a $1.0 billion reduction in the sale of economic recovery bonds, and a $1.112 billion increase in expenditures (over both 2003-04 and 2004-05).

The 2004-05 Governor's Budget (as updated by the May Revision) contained the following major components:

     (1) Resetting Proposition 98 Minimum Funding Guarantee -- The level of Proposition 98 appropriations was proposed to be reset at a level approximately $2 billion less than would otherwise be required for 2004-05. This proposal requires a two-thirds vote of the Legislature.

     (2) Higher Education -- Proposed fee increases of 14% for undergraduate and 40 percent for graduate students at the University of California and the California State University, of which 20-33% would be set aside for financial aid. In fiscal year 2003-04, such fees were increased 30%. The proposed budget also reflects 44% increases in per unit costs for community college undergraduates and 92% increase in per unit costs for degree holders.

     (3) Health and Human Services -- The Administration proposed major reform of the Medi-Cal program. Key components included realigning eligibility standards, requiring co-payments, implementing a tiered benefit structure, and conforming basic optional benefits to those offered under private plans. The Administration also proposed to increase work incentives under the CalWORKs program as well as reductions to the services and assistance payments provided under that program.

     (4) Pension Reform -- The Administration proposed to increase existing State employees' retirement contributions by one percent, pursue legislation to repeal retirement benefit enhancements implemented in 1999 for new State employees, and issue pension obligation bonds to cover a portion of the pension contributions in 2004-05 and 2005-06.

     (5) California Performance Review -- The Administration revealed its plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform.

     (6) Substantially Reduced External Borrowings -- The Administration proposed to issue $929 million pension obligation bonds to pay a portion of the pension obligations in 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds deposited in the Deficit Recovery Fund would be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and the projected $9.2 billion of economic recovery proceeds (representing approximately $11.3 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund).

     (7) Tax Relief -- Elimination of the VLF offset program beginning in 2004-05.

The May Revision reflected the following major items and changes from fiscal year 2003-04:

     - $4.0 billion increase in major revenues due to the improved economic forecast;

     - $577 million of transfers to the General Fund, resulting from the issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

     - $500 million additional revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities ($150 million is expected as a result of final negotiations with the tribes);

     - $125 million additional revenues from proposed fees on Medi-Cal managed care plans (reduced in the May Revision from $300 million in the 2004-05 Governor's Budget);

     - $60 million decrease for transportation transfers (one-time transfer in 2003-04 reduced in the May Revision from $855 million in the 2004-05 Governor's Budget);

     -  $2.3 billion decrease for tobacco bonds (one-time in 2003-04);

     -  $756 million decrease for one-time transfers and loans in 2003-04.

The May Revision projected General Fund expenditures of $77.6 billion for 2004-05, essentially the same as the revised estimates for 2003-04. This reflected a total of $10.9 billion of General Fund expenditure solutions (excluding $2.0 billion of payment offsets from economic recovery bond proceeds), spending reductions from the level of expenditures that would have been required to comply with the Constitution and State law, federal government mandates, court orders, and to provide for cost of living adjustments and growth in enrollment, caseload, and population. These expenditure solutions, included, among others, the following major items and changes from fiscal year 2003-04:

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

     - $2.040 billion for the proposal to reset the Proposition 98 guarantee;

     - $1.136 billion for debt service savings reflecting the anticipated lower cost of economic recovery bonds compared with debt service on fiscal recovery bonds;

     - $1.206 billion for the proposed suspension of the Transportation Investment Fund transfer;

     - $464 million of additional savings from anticipated collective bargaining agreements, which are dependent upon successful negotiation with the collective bargaining units;

     - $450 million of savings from the proposal (which would require legislative approval) to use deposits from punitive damages awards to offset General Fund costs in 2004-05;

     - $352 million from the proposed issuance of pension obligation bonds in fiscal year 2004-05 to cover a portion of the pension contributions;

     - $350 million for additional federal funds anticipated to be received in 2004-05;

     - No Medi-Cal provider rate reductions (revised downward from $462 million in the 2004-05 Governor's Budget);

     - $1.624 billion for various spending reductions in social services programs;

     - $216 million for spending reductions that would result from changes in the correctional system (outside of employee compensation costs revised downward from $400 million by the May Revision);

     - $150 million for additional savings pursuant to Control Section 4.10 (which gives the Department of Finance authority to reduce appropriations in certain circumstances) of the 2003 Budget Act;

     - $678 million for various spending reductions in higher education;

     - $1.3 billion for the proposed State-Local agreement.

CONTINUING "STRUCTURAL DEFICIT"

     In its May 17, 2004 "Overview of the 2004-05 May Revision," the Legislative Analyst's Office (LAO) projects that the May Revision as proposed would balance in 2004-05 and end the fiscal year with a modest reserve of $870 million. The LAO also stated that a $6 billion operating shortfall would re-emerge in 2005-06. Although this shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 authorization, the State Budget would still be modestly out of balance. The LAO further stated that following 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through 2008-09).

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

The Administration expects that any operating deficit in 2005-06 and thereafter would be lower than projected by the LAO for the following reasons:

     - Full savings that are expected from various budget reform proposals (such as Medi-Cal and corrections) are not known at this time.

     - The savings to be generated by the reorganization and other proposals being developed by the California Performance Review have not been reflected in the LAO's projection.

     - The effect of the enacted workers' compensation reform has not been factored into the LAO's projection.

     - The Administration proposes to use additional one-time revenues resulting from the renegotiation of tribal gaming compacts toward repayment of transfers from transportation special funds, to the extent those revenues are realized.

Cash Flow Requirements.

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and warrants. In the first half of calendar 2001, the State Department of Water Resources ("DWR") had taken over the responsibility of purchasing electricity to meet certain needs of the customers of investor-owned utilities ("IOUs"), because factors deriving from a failed deregulation program and unusual market conditions which had driven up the spot prices of electricity and natural gas had combined to make the State's two largest IOUs insolvent. To fund these purchases, the DWR borrowed over $6 billion from the General Fund. Repayment of this loan was planned to be made from proceeds of power revenue bonds, to be issued by the DWR, which will be secured by a portion of retail customers' electricity bills. (There will be no taxes or liability of the General Fund to repay the power revenue bonds.)

The State issued a then-record $5.7 billion of RANs in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time, to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and for the start of the next fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

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By mid-Winter 2003, it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious for the reasons noted above that the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2004 May Revision assumes that the State will issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. Part of this cash flow need may be met by the tobacco securitization sale, which was included in the final budget compromise.
Repayment of the RAWs in June 2004 will, however, require issuance of at least part of the fiscal recovery bonds, which may be delayed by litigation. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

  The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured on June 23, 2004. Repayment of principal and interest on $1.835 billion of the 2003-04 RANs is required to be paid from draws under letters of credit issued by various financial institutions. The remaining $1.165 billion of 2003-04 RANs were issued directly to various financial institutions. The most recent cash flow projections prepared by the Department of Finance show that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the 2003-04 RANs when due.

BOND RATING

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels, which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from S&P's, "Aa2" from Moody's and "AA" from Fitch. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds. As of October 10, 2003, S&P's had reduced California's senior ratings to "BBB," Fitch had reduced the ratings to "A" and Moody's had reduced its ratings to "A3".

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

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OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State provided over $350 million to support local law enforcement costs. The current fiscal crisis may result in some reductions in these payments in 2003-04 and beyond.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in Fiscal Year 1995-96 and Fiscal Year 1996-97, and is facing a new healthcare funding crisis in 2002-03. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994, which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for

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failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

ASSESSMENT BONDS. California Municipal Obligations, which are assessment bonds, may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time, which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

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

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced, which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualt0y losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

SPECIAL CONSIDERATIONS REGARDING NEW YORK

The following information as to certain risk factors is provided to shareholders because the New York Municipal Money Market Fund concentrates its investments in New York State, its agencies and instrumentalities. The Fund is therefore subject to various statutory, political and economic factors unique to New York State and New York City. The financial condition of New York State, its public authorities and public benefit corporations ("Authorities") and its local governments, particularly The City of New York ("City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund.

Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the

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City and certain other localities, as publicly available on the date of this
SAI. The accuracy and completeness of the information contained in those official statements have not been independently verified. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. It is therefore not surprising that the State economy is only now emerging from the most recent recession. State employment is projected to rise 0.3% in 2003, following a steep decline of 1.8% in 2002. Similarly, wage income is estimated to rise 2.0% in 2003, following a decline of 3.8% in 2002. Both wage and total personal income growth for 2003 are expected to be well below historical averages, due in part to further declines in bonus payments for the first quarter of 2003 on a year over year basis. The unemployment rate for 2002 was 6.1% and is expected to remain virtually unchanged for 2003. The State economy has added approximately 70,000 private sector jobs since July of last year. Total State employment is projected to rise 0.8% in 2004, following a decline of 0.7% in 2003. Wage income is projected to rise 4.9% in 2004, following growth of only 1.4% in 2003. Employment, wage, and total personal income growth projected for 2004 are much closer to historical averages for New York and reflect the belief that the State economy is solidly on an expansionary path. The unemployment rate for 2003 was 6.3% but is projected to fall to 6.0% for 2004.

The risks to the New York forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are ongoing. The State's 2003-04 Financial Plan (the "Financial Plan") contains no reserves to finance potential new costs related to any new labor agreements. The State's Division of Budget ("DOB") projects that every 1% increase in salaries for all State employees would result in a General Fund cost of approximately $80 million.

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Provisions enacted with the 2003-04 Budget relating to the Local Government
Assistance Corporation (LGAC) and the Municipal Assistance Corporation of the City of New York (MAC) appear to intend that the State assume responsibility for debt service payments on $2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City created not for profit corporation allowing the maturity of the debt to be extended beyond the original 2008 maturity date to 2034. On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the DOB, unanimously approved a resolution concerning the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directs LGAC to not participate in the New York City transaction, authorizes the co executive directors of LGAC to engage the services of litigation counsel as necessary, and declares that LGAC has no intention to pay such $170 million payments until legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. On August 13, 2003, in light of certain actions taken by New York City and others to proceed with the transaction, LGAC obtained a temporary restraining order from the New York State Supreme Court (the "State Supreme Court") preventing the sale of bonds related to the MAC refinancing plan. On August 20, 2003, the State Supreme Court lifted the temporary restraining order and denied the State's request for a preliminary injunction. The State appealed to the State Supreme Court's Appellate Division, which granted the State's request for a temporary restraining order until a full panel of Appellate Division judges can hear the State's appeal. The State cannot predict the outcome of the legal proceedings related to the MAC refinancing.

GAAP Basis Financial Plan

DOB prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2002-03 and the projections for 2003-04 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements Management's Discussion and Analysis (MD&A) for State and Local Governments" ("GASB 34"). Changes mandated by GASB 34 have significantly changed the presentation of GAAP basis financial results for the State from that of previous fiscal years.

Based on the new GASB 34 presentation, the General Fund is anticipated to end the 2003-04 fiscal year with an operating surplus of $968 million on a GAAP basis which is primarily attributable to the receipt of the tobacco bond proceeds originally anticipated in 2002-03 but received in 2003-04, partially offset by the use of cash reserves and other non recurring actions in 2003 04. As a result, the General Fund accumulated deficit is projected to improve to $2.25 billion by the end of the 2003-04 fiscal year.

Based on the new GASB 34 presentation, the General Fund is anticipated to end the 2004-05 fiscal year with an operating deficit of $691 million on a GAAP basis, which is primarily attributable to the use of 2003-04 cash reserves in 2004-05. As a result, the General Fund accumulated deficit is projected at $2.68 billion by the end of the 2004-05 Fiscal Year.

GAAP Basis Results for Prior Fiscal Years

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The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

Fiscal Year 2002-03 GAAP Basis Results

The State Comptroller released the State's general purpose financial statements for fiscal year 2002-03 prepared on a GAAP basis on July 18, 2003. The financial statements for fiscal year 2002-03 are the first financial statements of the State that reflect the implementation of GASB 34.

Net Assets. The State reported net assets of $44.9 billion, which reflects the State's investment in its capital assets. The $44.9 billion was comprised of $60.3 billion in capital assets reported net of related debt, $4.6 billion in restricted net assets offset by an unrestricted net assets deficit of $20.0 billion. Net assets reported for governmental activities decreased by $5.3 billion from a year ago, decreasing from $47.7 billion to $42.4 billion.

The net assets of the State's governmental activities decreased by 11.1% during the year ($42.4 billion compared to $47.7 billion in the prior year). Unrestricted net assets, the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements, was a deficit of $20.8 billion at March 31, 2003.

The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included local aid payments for school education aid, which were financed on a long term basis by the Local Government Assistance Corporation ($4.6 billion), local highway and bridge projects ($2.6 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

Net assets for the State's business type activities decreased by 7%, $2.7 billion in 2002 compared to $2.5 billion in 2003. The decrease in net assets for business type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($662 million). As of June 30, 2002, $7.4 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

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

The State's total expenses for governmental activities of $88.6 billion exceeded its total revenues of $85.1 billion by $3.5 billion. The principal causes of the reported operating deficit were lower than anticipated personal income tax receipts due to a decline in economic activity from both the national recession and corporate scandals, as well as the business disruption that resulted from the attack on the World Trade Center. The analysis below separately considers the operations of the governmental and business type activities.

Governmental Activities. The cost of all governmental activities this year was $88.6 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $43.6 billion including education aid transfers of $1.8 billion because some of the cost was paid for by grants and contributions of $35.5 billion and by those who directly benefited from the programs of $5.9 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $41.4 billion in 2003. The State paid for the remaining "public benefit" portion of governmental activities with $39.6 billion in taxes and $4 billion in other revenues including investment earnings.

Business Type Activities. The cost of all business type activities this year was $15.6 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $1 billion because some activity costs were paid by those directly benefiting from the programs ($8 billion), grants and contributions ($5.9 billion) and other miscellaneous revenue ($579 million).

State Funds. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $3.0 billion. Included in this year's total change in fund balance is an operating deficit of $4.2 billion in the State's General Fund. The General Fund operating deficit is attributable to a net $3.3 billion decline in personal income tax revenue after adjusting for personal income tax revenues of $4.3 billion recorded in Other Governmental Funds (Revenue Bond Tax Fund a sub-fund of the General Obligation Debt Service Fund), a $262 million decline in consumption and use tax revenue offset by the transfer of sales tax revenues in excess of debt service requirements of $162 million, a $350 million decline in business and other taxes, offset by a $225 million increase in miscellaneous revenues, and a $135 million decrease in expenditures. Much of the decrease in tax revenues is related to a decline in economic activity due to the national economic slowdown and the continued fallout related to the terrorist attack on the World Trade Center buildings.

The State ended the 2002-03 fiscal year with a General Fund deficit of $3.3 billion. This deficit primarily reflects the use of reserves in response to the World Trade Center disaster as well as the negative impact of the economy on revenues. In addition, $1.9 billion in payments were deferred from 2002- 03 until 2003-04, which will have to be paid from future resources. To the extent that the State is able to build up and maintain reserve funds, increase revenues and contain costs in future years, the accumulated deficit will be reduced.

Capital Assets. As of 2003, the State has $81.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure, which includes such things as

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

roads and bridges. This amount represents a net increase (including additions and deductions) of $1.6 billion, or 2%, over last year.

The State owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,455 lane miles of highway and 7,700 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.1 billion in 2003.

The State's fiscal year 2004 capital budget calls for it to spend another $5.6 billion for capital projects, of which $3.1 billion is for transportation projects. To pay for these capital projects the State plans to use $266 million in general obligation bond proceeds, $2.6 billion in other financing arrangements with public authorities, $1.7 billion in Federal funds, and $1.2 billion in funds on hand or received during the year.

Debt Administration. The State has obtained long term financing in the form of voter approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non voter approved debt). Non voter approved long-term financing at March 31, 2003 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long term financing needs as a single portfolio of state supported debt that includes general obligation bonds and other obligations of both its governmental activities and business type activities. Most of the debt reported under business type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities, thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business type activities combined - to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2003, the State had $5.7 billion in State supported variable rate bonds outstanding of which $1.5 billion are convertible to fixed or variable rates and $2.2 billion were subject to Swap agreements resulting in effective fixed rates, subject to certain risks. At March 31, 2003, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 8.9% of the State supported bonded debt portfolio. Total Swap agreements of $2.2 billion equaled 5.7% of the total portfolio of bonded State supported debt.

At March 31, 2003, the State had $39.3 billion in bonds, notes, and other financing agreements outstanding compared with $37 billion last year, an increase of $2.3 billion. During fiscal year 2002-03, the State issued $10.2 billion in bonds, of which $6.4 billion were for refunding and $3.8 billion were for new borrowing.

2003-2004 Financial Plan

The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the

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

"Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in Enacted Budget Financial Plan. DOB issued the first quarterly update to the Financial Plan on July 30, 2003, and the second quarterly update (the "Second Quarterly Update") on October 30, 2003.

Receipts. The First Quarterly Update projects total General Fund receipts and transfers from other funds to total $42.37 billion, an increase of $3.07 billion from the $39.3 billion received in 2002-03. The total for 2003-04 includes $28.4 billion from tax receipts, $5.5 billion from miscellaneous receipts, $7.77 billion in transfers from other funds, and $645 million in extraordinary Federal aid. The increase over the prior year is largely attributable to three factors: the expected receipt of $1.9 billion in tobacco securitization proceeds (after adjusting for the $2.0 billion in tobacco receipts attributable to 2002-03 but received in 2003-04 due to timing), $645 million from the Federal revenue sharing grants, and higher receipts resulting from tax and fee increases enacted with the budget.

Personal income tax receipts are projected to decrease by $514 million from 2002-03. This is due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. The Second Quarterly Update projects no change to personal income tax receipts.

User taxes and fees for 2003-04 were initially projected by the Enacted Budget Financial Plan to total $8.01 billion, an increase of $944 million from reported 2002-03 collections. The Second Quarterly Update revises projected user tax and fee receipts (primarily sales tax receipts) downward $61 million.

The Enacted Budget Financial Plan projected receipts from business taxes for 2003-04 to total $3.50 billion, an increase of $118 million from 2002-03 collections. The Second Quarterly Update revises this projection downward $62 million.

Other tax receipts were projected by the Enacted Budget Financial Plan to total $771 million, or $28 million above last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari mutuel taxes. The Second Quarterly Update revises projected receipts in this category downward due to a $45 million downward revision in estate tax receipts.

Miscellaneous receipts, adjusted for securitization of receipts from the tobacco settlement, are expected to reach $3.67 billion, a decrease of $322 million from 2002-03. The annual decrease in receipts is the result of several non-recurring actions, including transferring available balances from various State authorities. The Second Quarterly Update revises projected miscellaneous receipts downward $23 million.

Transfers from other funds are expected to total $7.77 billion, or $316 million more than total receipts from this category during 2002-03. The $910 million year-to-year increase in transfers of personal income tax (PIT) in excess of revenue bond debt service requirements is primarily attributable to higher dedicated PIT receipts ($1.12 billion), including legislative tax increases, offset by increased debt service requirements ($233 million).

The Second Quarterly Update projects all State Funds receipts to total $62.65 billion in 2003-04. The increase of $552 million above the Enacted Budget Financial Plan forecast consists primarily of $645 million in Federal revenue sharing payments and modest upward revisions in dedicated tax receipts, offset by the $193 million reduction in underlying General Fund taxes discussed above.

Receipts on an All Funds basis, which is the broadest measure of State budgetary activity, are expected to reach $97.98 billion, an increase of $8.92 billion above the Enacted Budget Financial Plan estimate. The increase reflects the $484 million upward revision to State Funds receipts projections, as well as $1.01 billion in higher projected Federal aid earmarked to support the Medicaid program in the current fiscal year ($721 million from the temporary increase in the Federal matching rate and $200 million related to increases in costs). The positive revisions are partially offset by revisions that reduce the Federal aid estimates for Child Health Plus ($73 million) and other modest re-estimates ($24 million).

Disbursements. The Second Quarterly Update estimates total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, at $42.45 billion for 2003-04, an increase of $4.84 billion or 13 percent from 2002-03. The annual growth in spending is attributable in part to higher costs for General State Charges mostly due to pensions and health insurance ($493 million), the use of non recurring offsets in the previous fiscal year for welfare assistance programs ($1.09 billion), higher costs associated with welfare caseloads ($582 million), additional spending for member items ($250 million), and growth in Medicaid ($130 million), offset by lower State Operations spending ($610 million).

Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44%) and for the State's share of Medicaid payments to medical providers (22%). Spending for mental hygiene programs (6%), higher education programs (5%), welfare assistance (4%), and children and families services (4%) represent the next largest areas of local aid.

Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($671 million), Medicaid ($418 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002- 03. This net increase reflects the "tail" cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package.

Spending for all other local assistance programs is expected to total $7.18 billion in 2003-04, a net increase of $366 million (5.4%) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including the annual decrease in the funding for the Yonkers settlement agreement described above.

State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million or 7.1% from 2002-03. The annual decline in State Operations spending is comprised of lower spending in both personal service ($493 million) and non-personal service ($54 million).

Transfers to other funds are expected to total $2.46 billion, or $93 million higher than total receipts from this category during 2002-03. The annual net increase in debt service transfers of $87 million reflects planned growth in underlying debt service costs, offset by debt reduction efforts.

In addition to the revisions effecting the welfare assistance and Medicaid disbursement projections described above, the Second Quarterly Update projects a $371 million reduction in General Fund spending in the current fiscal year due to federal aid related to the Jobs and Growth Tax Relief Reconciliation Act of 2003, which provides a temporary, 15 month increase in the Federal Medical Assistance Participation rate valued at approximately $950 million. In addition to the current year reduction, this action is expected to produce an indirect financial benefit of almost $580 million across the two out-years of the Financial Plan.

Reserves/General Fund Closing Balance. The Second Quarterly Update projects a closing balance of $730 million in the General Fund, and is unchanged from the Enacted Budget Financial Plan estimate. The closing fund balance is comprised of $710 million in the permanent rainy day fund (the Tax Stabilization Reserve
Fund), and $20 million in the Contingency Reserve Fund set aside for litigation.

Authorities and Localities

Metropolitan Transportation Authority ("MTA"). The MTA Board has approved a financial plan for the years 2003 and 2004 for itself and its affiliates and subsidiaries (the 2003-04 MTA Financial Plan) that will enable all such entities to maintain their respective operations on a self sustaining basis through 2004. The 2003-04 MTA Financial Plan tracks the final two years of the 2000-04 Capital Programs of the transit and commuter systems (the 2000- 04 Capital Programs) that were approved by the Capital Program Review Board. The 2003-04 MTA Financial Plan assumes the successful implementation of fare increases on the transit and commuter systems and toll increases on TBTA's bridges and tunnels, all of which increases have become effective. In March 2003, actions challenging the fare and toll increases were filed in Supreme Court and the judges ordered the reinstatement of the prior fares and tolls. The orders were stayed pending a consolidated appeal. On July 15, 2003, the Appellate Division, First Department, in a unanimous decision, reversed the trial courts and dismissed the petitions. The time for petitioners to seek leave to appeal to the New York State Court of Appeals has not yet expired. Neither the MTA nor the State can predict the outcome of these actions or their effects on the fare or toll increases or the financial condition of MTA and its affiliates and subsidiaries.

On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-04 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-04 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTAs 2000-04 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-04 Capital Programs.

New York City. As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center. The City has relied on the Transitional Finance Authority ("TFA') (created in
1997) and TSASC, Inc. (a local development corporation created in 1999 to issue debt backed by tobacco settlement revenues) to finance its capital program.

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

For the 2000-01 and 2001-02 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-04. The gap closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49% property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-03 and $2.1 billion in fiscal year 2003-04. The June 2003 Financial Plan also assumes retroactive and ongoing payments from the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-04 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of the Municipal Assistance Corporation (for a description of certain developments relating to the Municipal Assistance Corporation refinancing, see "Special Considerations" above).

2004-2005 FINANCIAL PLAN

The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in Enacted Budget Financial Plan. DOB issued the third quarterly update to the Financial Plan (the "Third Quarterly Update") on January 26, 2004.

RECEIPTS -- The Third Quarterly Update projects total General Fund receipts and transfers from other funds to total $41.8 billion, a decrease of $424 million (1%) from 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal revenue sharing grants, which were received in 2003-04, but will not recur in 2004. This loss is offset, in part, by increased receipts from both the PIT and Sales Tax, as a result of temporary increases adopted as part of the 2003-04 Enacted Budget.

Personal income tax receipts are projected to increase by $3.38 billion from 2003-04. This is due to economic improvement, enactment of a temporary tax increase, and a higher contribution from the Refund Reserve account.

User taxes and fees for 2004-05 were initially projected by the Enacted Budget Financial Plan to total $11.82 billion, an increase of $1.01 billion from reported 2003-04 collections.

The Enacted Budget Financial Plan projected receipts from business taxes for 2004-05 to total $3.74 billion, an increase of $344 million from 2003-04 collections.

Other tax receipts were projected by the Enacted Budget Financial Plan to total $762 million, or $22 million below last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes. This estimate also reflects an anticipated leveling off of market equity values in the second half of 2004-05.

Miscellaneous receipts are expected to reach $16.52 billion, a decrease of $3.10 billion from 2003-04. The annual decrease in receipts is due largely to the tobacco securitization proceeds described above.

Transfers from other funds are expected to total $8.39 billion, or $610 million more than total receipts from this category during 2003-04.

The Third Quarterly Update projects all State Funds receipts to total $63.14 billion in 2004-05.

Receipts on an All Funds basis, which is the broadest measure of State budgetary activity, are expected to reach $99.5 billion, an increase of $463 million from 2003-04. The small net increase is due to the one-time nature of tobacco securitization and federal revenue sharing received in 2003-04 offset by expected improvements in economic conditions that will increase tax receipts significantly, and by revenue actions taken with the 2003-04 budget.

DISBURSEMENTS -- General Fund disbursements are expected to total $41.89 billion for 2004-05, a decrease of $175 million (0.4%) from 2003-04. The change in General Fund disbursements reflects higher spending in grants to local governments, state operations, GSCs and Debt Services, partially offset by lower spending in Capital Projects and transfers to other Funds.

Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44%) and for the State's share of Medicaid payments to medical providers (22%). Spending for mental hygiene programs (6%), higher education programs (5%), welfare assistance (4%), and children and families services (4%) represent the next largest areas of local aid.

Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9%) from 2003-04. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion, as described earlier. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal concerns associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC, and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help them finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals.

General Fund spending for school aid on a State fiscal year basis is projected at $14.6 billion, an increase of $147 million over 2003-04.

Spending for all other local assistance programs is expected to total $7.18 billion in 2003-04, a net increase of $366 million (5.4%) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including the annual decrease in the funding for the Yonkers settlement agreement described above.

State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.25 billion, an increase of $196 million (2.8%) from 2003-04. The projected $196 million annual increase in state operations costs include higher spending of $130 million for an extra institutional payroll occurring in 2004-05. Spending for the legislature and judiciary is projected to remain unchanged.

Transfers to other funds are expected to total $2.53 billion, or $90 million higher from 2003-04.

In addition to the revisions effecting the welfare assistance and Medicaid disbursement projections described above, the First Quarterly Update projects a $371 million reduction in General Fund spending in the current fiscal year due to federal aid related to the Jobs and Growth Tax Relief Reconciliation Act of 2003, which provides a temporary, 15-month increase in the Federal Medical Assistance Participation rate valued at approximately $950 million. In addition to the current year reduction, this action is expected to produce an indirect financial benefit of almost $580 million across the two outyears of the Financial Plan.

RESERVES/GENERAL FUND CLOSING BALANCE -- The State projects a closing balance of $815 million at the close of 2003-04 and will remain unchanged through 2004-05. The closing fund balance is comprised of $794 million in the permanent rainy day fund (the Tax Stabilization Reserve Fund), and $21 million in the Contingency Reserve Fund set aside for litigation.

AUTHORITIES AND LOCALITIES

METROPOLITAN TRANSPORTATION AUTHORITY (MTA) -- On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004-07 (the 2004-07 Financial Plan). The 2004-07 Financial Plan included the fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels that were increased in May 2003. The 2004-07 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-07 Financial Plan tracks the final year of the 2000-04 Capital Programs of the transit and commuter systems (the 2000-04 Capital Programs) that were approved by the Capital Program Review Board.

On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million. In March 2003, actions challenging the fare and toll increases were filed in Supreme Court and the judges ordered the reinstatement of the prior fares and tolls. The orders were stayed pending a consolidated appeal. On July 15, 2003, the Appellate Division, First Department, in a unanimous decision, reversed the trial courts and dismissed the petitions. The time for petitioners to seek leave to appeal to the New York State Court of Appeals has not yet expired. Neither the MTA nor the State can predict the outcome of these actions or their effects on the fare or toll increases or the financial condition of MTA and its affiliates and subsidiaries.

On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-04 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-04 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-04 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA.

Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-04 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-04 Capital Programs.

NEW YORK CITY -- As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the World Trade Center.

The City has relied on the Transitional Finance Authority ("TFA") (created in
1997) and TSASC, Inc. (a local development corporation created in 1999 to issue debt backed by tobacco settlement revenues) to finance its capital program.

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

For the 2000-01 and 2001-02 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.

The June 2002 financial plan included gap-closing actions of $4.8 billion that balance the 2002-03 budget. The 2002-03 gap-closing program included resources from agency actions and actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the attack on the World Trade Center on September 11, 2001.

Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-04. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-03 and $2.1 billion in fiscal year 2003-04. The June 2003 Financial Plan also assumes retroactive and ongoing payments from the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-04 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of the Municipal Assistance Corporation (for a description of certain developments relating to the Municipal Assistance Corporation refinancing, see "Special Considerations" above).

Consistent with the DOB projections since last year's Enacted Budget, the 2003-04 Budget is soundly budgeted while the baseline budget gap for 2004-05 is projected at $5.1 billion and the outyear gaps at roughly $7 billion to $8 billion. The Executive Budget recommendations will close the entire 2004-05 gap, and significantly reduce the outyear gaps.

The 2004-05 Executive Budget projects that a strengthening economic recovery will produce a return to above-average rates of growth in tax revenues. The Financial Plan reflects overall tax receipt growth of 7.8%.

This Budget takes the first step in a multi year effort to fund SBE costs by reserving all proceeds from video lottery terminals (VLTs) and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds from facilities now being developed and new ones proposed with the Executive Budget are projected at $325 million in the 2004-05 school year growing to $2 billion annually over the next five years.

The 2004-05 Executive Budget is expected to have a positive $1.4 billion impact on local governments, and furthers the process of lowering local property tax burden over a multi year period.

Litigation

New York is currently involved in certain litigation involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. Adverse decisions against New York could have a material impact on State finances in the 2003-04 fiscal year or thereafter. Included in this litigation are the following: Campaign for Fiscal Equity, Inc., et al. v. State, et al., where plaintiffs claim that the State's method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a "sound basic education" as required by the State Constitution; Oneida Indian Nation of New York et al. v. County of Oneida, where the plaintiff claims that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795; and Cayuga Indian Nation of New York v. Cuomo et al. where the federal District Court granted plaintiffs $211 million in prejudgment interest on 64,000 acres held to be illegally sold to the State in 1795.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. ETAM has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.

Puerto Rico enjoyed almost two decades of economic expansion through fiscal year 2001. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, increases in the level of federal transfers, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, the relatively low cost of borrowing funds, and low oil prices. As a result, personal income, both aggregate and per capita, increased consistently each fiscal year from 1985 to 2002. In fiscal year 2002, aggregate personal income was $42.6 billion ($38.0 billion in 1996 prices) and personal per capita income was $11,069 ($9,861 in 1996 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal year 2002 were $8.9 billion, of which $6.8 billion, or 75.8%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare, and U.S. Civil Service retirement pensions. Total average employment has also increased. For example, from fiscal year 1998 to fiscal year 2002, average employment increased from 1,137,000 to 1,169,600.


The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.


The economy of Puerto Rico is closely linked with that of the United States. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. Consequently, the recent economic downturn in the United States had an adverse impact on the Puerto Rico economy. In fiscal year 2002 (July 2001 through June 2002), trade with the U.S. accounted for approximately 89% of Puerto Rico's exports and approximately 50% of its imports. In this regard, in fiscal year 2002 Puerto Rico experienced an $18.2 billion positive merchandise trade balance.


Preliminary reports of the performance of the Puerto Rico economy during fiscal year 2002 indicate that the economy registered a decline of 0.2% in real gross product. Gross product in fiscal year 2002 was $45.2 billion ($35.2 billion in 1996 prices), compared to $44.2 billion in fiscal 2001 (35.3 billion in 1996 prices). This represents an increase in nominal gross product of 2.3% from fiscal year 1998 to 2002, but a decrease of 0.2% in 1996 prices. Aggregate personal income increased from $41.5 billion in fiscal 2001 ($37.2 billion in 1996 prices) to $42.6 billion in fiscal year 2002 ($38 billion in 1996 prices), and personal income per capita increased from $10,816 in fiscal year 2001 ($9,713 in 1996 prices) to $11,069 in fiscal year 2002 ($9,861 in 1996 prices).
According to the Department of Labor and Human Resources Household Employment Survey, total monthly employment averaged 1,169,600 in fiscal year 2002 compared to 1,158,000 in fiscal 2001, an increase of 1%. However, notwithstanding this increase in average monthly employment, due to a higher labor participation rate and a significant increase in the civilian

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population aged 16 years and over, the unemployment rate increased from 10.45%
during fiscal year 2001 to 12% during fiscal year 2002.


Macroeconomic figures for fiscal year 2003 will not be available until December 2003. The Planning Board's real gross product forecast for fiscal year 2003, made in February 2003, projects an increase of 1.7%. According to the Department of Labor and Human Resources Household Employment Survey, during fiscal year 2003, total monthly employment averaged 1,210,800, compared to 1,169,600 in fiscal year 2002, an increase of 3.5 %. Notwithstanding this increase in average monthly employment, for the reasons mentioned above the unemployment rate increased slightly from 12% during fiscal year 2002 to 12.1% during fiscal year 2003.


The Planning Board's current real gross product forecast for fiscal year 2004, released in February 2003, projects an increase of 2.5%. Seasonally adjusted total employment for July 2003, the most recent month for which employment data is available, was 1,231,000, and increase of 4.0% compared to July 2002. The seasonally adjusted unemployment rate for July 2003 was 12.5%. As in the past, the economy of Puerto Rico is expected to follow the performance of the United States economy. Construction activity is expected to be the driving force of for economic growth in the short to medium-term. For fiscal year 2004, public construction investment is expected to reach approximately $4 billion.

The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, electricity, education and public construction. As of December 31, 2002, public sector debt issued by the Commonwealth and its public corporations totaled $30.4 billion.

Since the 1980s, Puerto Rico's economy and financial operations have paralleled the economic cycles of the United States. The island's economy, particularly the manufacturing sector, has experienced substantial gains in employment. Much of these economic gains have been attributable in part to favorable treatment under
Section 936 of the federal Internal Revenue Code for U.S. corporations doing business in Puerto Rico (see discussion below). The number of persons employed in Puerto Rico as of June 2003 was approximately 1.2 million, up 3.5% from the previous year. The unemployment rate is still high however at 12.5% as of June 2003.

Debt ratios for the Commonwealth are high as it assumes much of the responsibility for local infrastructure. Sizable infrastructure programs are ongoing to upgrade the island's water, sewer and road systems. The Commonwealth's general obligation debt is secured by a first lien on all available revenues. The Commonwealth seeks to correlate the growth in public sector debt to the growth of the economic base available to service that debt. However, public sector debt has increased at a greater pace than growth in gross product over the last few years. Between fiscal years 1997 and 2002, debt increased approximately 37.3% while gross product rose approximately 19%.

The current ratio of tax supported debt to aggregate personal income is approximately 50%, about twenty times the average level of the fifty states, and more than four times as high as the most heavily indebted of the states. The ratio is affected by the low levels of income in Puerto Rico (per capita income was 36% of the national average in 2002) and by the large absolute amount of debt.

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

The Commonwealth finished fiscal year 2002 with an operating surplus of $110.6 million (approximately 1.4% of general fund revenues), which resulted in an ending cash balance of $235 million. The Commonwealth is currently estimating an operating loss for fiscal 2003 of $198 million and budgeting break-even performance for the fiscal year 2004. In fiscal year 2003, the General Fund experienced a slight increase in tax revenues offset by $126 million of higher than anticipated expenditures in education, police and health reform.

On April 14, 2003, Standard & Poor's removed the Commonwealth's outstanding general obligation debt from credit watch with negative implications and assigned to it a rating of "A " with a negative outlook. Standard & Poor's had previously announced on December 11, 2002, that it was placing its ratings and underlying ratings on the Commonwealth's outstanding debt on credit watch with negative implications, reflecting concerns over the Commonwealth's general ability to enforce appropriate accounting, fiscal and management controls with respect to equipment leases entered into by certain Commonwealth agencies and municipalities.

As a result of 1995 federal legislation, tax credits provided by Section 936 of the Internal Revenue Code are being phased out over a ten-year period ending in tax year 2005. Section 936 has offered an important economic development incentive for Puerto Rico, providing a particular impetus for the manufacturing sector. For U.S. corporations doing business in Puerto Rico, Section 936 generally eliminated the U.S. tax on income related to their island operations. It granted these corporations tax credits to offset federal tax liability on earnings from Puerto Rico operations (active income) and permitted them to invest such earnings in qualified investments in Puerto Rico (passive income) with interest earned free from U.S. tax. As a result of the 1996 legislation, the active income credit has been reduced and is no longer available to new or expanded operations in Puerto Rico. It will also be phased out entirely after tax year 2005. The passive income credit has already been eliminated entirely.

To offset the loss of the 936 tax credit, in 1998, the Commonwealth passed the Tax Incentives Law that provided for various tax reduction/incentives. While this law may promote development, it must be balanced by the costs of the development in terms of lost tax dollars. The risk Puerto Rico faces is being too generous with tax incentives, whereby, government revenues are negatively impacted by development incentives.

Another long-term issue, with broad implications for the Commonwealth, is the question of political status specifically, the potential for a transition to statehood, as contemplated by proposed federal legislation in 1999 and the subject of a non-binding plebiscite in Puerto Rico in December 1998. The statehood option in the 1998 plebiscite received the support of 45.6% of the voters, about the same percentage of support in the previous plebiscite in 1993.

A potential long-term credit concern for Puerto Rico is the impact of eCommerce on tax collections. The proliferation of eCommerce spending could potentially impact municipal credit quality since eCommerce spending is exempt from sales taxes. The most vulnerable bonds would be credits secured solely by sales tax revenues.

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An additional long-term risk is the Commonwealth's dependence on capital intensive manufacturing industries which represent 42% of the island's GDP, especially the pharmaceuticals industry (25% of the island's GDP).

Another risk factor with the Commonwealth is the large amount of unfunded pension liabilities. The two main public pension systems are largely under-funded. The combined funded ratio of the two plans is 35% with a total unfunded liability of $8 billion. A measure enacted by the legislature in 1990 is designed to address the solvency of the plans over a 50-year period.


Federal Legislative Proposals. In order to enhance the attractiveness for United States companies of establishing operations in Puerto Rico, the Commonwealth government is seeking to amend Section 956 of the Code to provide for a new and permanent tax regime applicable to U.S. based businesses that have operations in the Commonwealth or other U.S. possessions. This proposed regime is based on the tax rules generally applied to U.S. corporations with international operations, but with certain modifications intended to promote employment in both the Commonwealth and the United States.


The number of persons employed in Puerto Rico during fiscal year 2003 averaged 1,212,000. Unemployment, although at relatively low historical levels, remains above the United States average. The average unemployment rate decreased from 13.6% in fiscal year 1998 to 12.1% in fiscal year 2003.


Puerto Rico has a diversified economy. During the period between fiscal year 1998 and 2002, the manufacturing and services sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: manufacturing, services, and government.


Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2002 manufacturing generated $30.0 billion or 42.2% of gross domestic product. During fiscal year 2003 payroll employment for the manufacturing sector was 118,400 a decrease of 2.6% compared with 2002, with most of the job losses occurring in labor intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico.


For fiscal year 2004, approximately $4.0 billion is expected to be invested in public improvements.


One of the elements of the Commonwealth's new economic development plan involves amending the Code to provide a new tax regime applicable to U.S.-based businesses that have operations in Puerto Rico or other United States possessions. A proposal to amend the Code in this regard put forth by the Governor of Puerto Rico would amend the Code as follows: (i) Sections 30A and 936 would be allowed to expire according to their terms; (ii) Section 956 would be amended to exclude from current U.S. tax 90% of the otherwise taxable investments in certain U.S. property made by a "Qualified CFC" out of its "Qualified Income"; (iii) as an alternative to the Section 956 exclusion,
Section 245 would be amended to allow an 85% dividends received deduction with respect to dividends paid out of Qualified Income by the Qualified CFC; and (iv) the investments in U.S. properties by the Qualified CFC out of its Qualified Income will not be subject to the imputation of interest nor to treatment as a constructive dividend.

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

A "Qualified Possession CFC" would be defined under the Code as a controlled foreign corporation, incorporated under the laws of the Commonwealth or a United States possession. "Qualified Income" would be limited to that portion of the CFC's foreign source income that is derived from the active conduct by the CFC of a trade or business in Puerto Rico (or a possession of the United States) or from the sale or exchange of substantially all the assets used by the CFC in the active conduct of such a trade or business. The proposed Section 956 exclusion would be applicable only to income that is eligible for deferral under general U.S. tax principles. Thus, for example, passive income received by the CFC could not be converted from income that is currently taxable under Subpart F of the Code into income eligible for deferral by the investment of such amounts in U.S. property pursuant to the proposed amendment to Section 956.


It is not possible at this time to determine whether the proposal will be enacted into law or whatever amendments, if any, may be made to it.


The fiscal year of the government of Puerto Rico begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by Office of Management and Budget ("OMB"), working alongside the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."


The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under: (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in her judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.


The Legislature may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislature, the budget is referred to the Governor who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with her objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislature and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This permits the government of Puerto Rico to continue to make payments of its operating and other expenses until a new budget is approved.


During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislature a detailed report of any adjustment necessary to balance the budget, or make recommendations to the Legislature for new taxes or authorize borrowings under provisions of existing legislation or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority: first, the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); second, the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit, and good faith of the Commonwealth; third, current expenditures in the areas of health, protection of persons and property, education, welfare, and retirement systems; and fourth, all other purposes.


Act No. 147 of June 18, 1980 created a Budgetary Fund, as amended (the "Budgetary Fund Act"), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, honor the public debt, and provide for unforeseen circumstances in the provision of public services. The Budgetary Fund Act was amended in 1994 to require that an annual legislative appropriation equal to one third of one percent (.33%) of the total budgeted appropriations for each fiscal year be deposited in the Budgetary Fund. In 1997, the Budgetary Fund Act was further amended to increase the annual legislative appropriation required to be deposited in the Budgetary Fund to one percent (1%) of the total revenues of the preceding fiscal year, beginning in fiscal year 2000. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed six percent (6%) of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2003, after considering adjustments made at the end of fiscal year 2003, the balance of the Budgetary Fund was $115 million.


In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. The central government also makes large annual grants to the University of Puerto Rico, Puerto Rico Aqueduct and Sewer Authority ("PRASA"), and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the government of Puerto Rico is included in current expenses for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Puerto Rico Housing Finance Authority mortgage subsidy bonds paid by the government of Puerto Rico is included in current expenses for housing.


Approximately 30% of the General Fund is committed for payment of fixed changes such as municipal subsidies, grants to the University of Puerto Rico, contributions to PRASA, funding for the judiciary branch and rental payments to Public Building Authority, among others, including debt service on direct debt of the Commonwealth. In the case of the judiciary branch, legislation approved in December 2002 provides that, commencing on fiscal year 2004, the Commonwealth will appropriate annually to the judiciary branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.


The consolidated budget for fiscal year 2004 totaled $23.354 billion. Of this amount, $13.270 billion is assigned to the central government. This includes

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General Fund total resources and appropriations of $8.265 billion, which represents an increase of $422 million, or 5.4% over budgeted amounts for fiscal year 2003. These total resources include $7.925 billion of total revenues and $340 million of other sources.


In the fiscal year 2004 budget, revenues and other resources of all budgetary funds total $12,609,829,000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal year 2004 is accounted for by increases in personal income taxes (up $48,322,000), excise taxes on alcoholic beverages (up $13,418,000), corporation income taxes (up $61,015,000), general 5% excise taxes (up $50,291,000), excise taxes on cigarettes (up $9,513,000), excise taxes on motor vehicles and accessories (up $43,748,000), electronic lottery (up $26,000,000), Federal excise taxes on off-shore shipments (up $20,042,000), income tax withheld from non-residents (up $42,859,000) and decreases in customs (down $5,918,000) and tollgate taxes (down $23,321,000).


Current expenses and capital improvements of all budgetary funds total $13,270,074,000, an increase of $669,281,000 from fiscal year 2003. The major changes in General Fund expenditures by program in fiscal year 2004 are: increases in education (up $116,054,000), health (up $86,840,000), public safety and protection (up $2,452,000), debt service on Commonwealth's general obligations and guaranteed debt (up $76,013,000), other debt service consisting principally of Commonwealth appropriation debt (up $63,193,000), special pension contributions (up $62,451,000), general government (up $2,452,000), housing (up $1652,000), and transportation and communications (up $4,687,000) and decreases in economic development (down $4,566,000), welfare (down $755,000), contributions to municipalities (down $859,000), and other debts (down $59,911,000).


The general obligation bond authorization for the fiscal year 2004 budget is $540,000,000.


FUND POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following are the Funds' fundamental investment restrictions, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of each Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below:

1. Each Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (ii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities). In addition, notwithstanding the restriction above, (i) the Municipal Money

                                       59
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Market Fund, California Municipal Money Market Fund and New York Municipal Money
Market Fund each may, but is not required to, invest more than 25% of its assets in industrial development bonds; and (ii) the Money Market Fund may, but is not required to, concentrate its investments in securities issued by banks. U.S. territories, states, municipalities and their respective agencies and instrumentalities are not considered to be industries.

2. Each Fund shall be a "diversified company" as that term is defined in the 1940 Act.

3. Each Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4. Each Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

5. Each Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation with respect to the Fund, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

6. Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

7. Each Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

8. Each Fund may not purchase physical commodities or contracts relating to physical commodities.

9. The California Municipal Money Market Fund will invest at least 80% of the value of its assets in investments the income from which is exempt from both federal income tax and the income tax of the State of California, but may be subject to the alternate minimum tax. The New York Municipal Money Market Fund will invest at least 80% of the value its assets in investments the income from which is exempt from both federal income tax and the income tax of the State of New York, but may be subject to the alternate minimum tax. The Municipal Money Market Fund will invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax, but may be subject to the alternate minimum tax.

NON-FUNDAMENTAL OPERATING RESTRICTION

The following non-fundamental operating restrictions of the Funds may be changed by the Board without shareholder approval.

Unless otherwise indicated, each Fund (as indicated below):

1. may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the

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1940 Act, each Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charges fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund;

2. may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

3. may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Each Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year;

4. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Fund may, not notwithstanding any other non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the Fund or investment objectives and policies consistent with those of the Fund.

The Government Money Market Fund will provide its shareholders with at least 60 days notice of any change to the Fund's non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by these securities.

FURTHER INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS

Section 5(b)(1) of the 1940 Act defines a "diversified company" as one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Under Rule 2a-7, each Fund (except the Government Money Market Fund) is subject to greater diversification requirements than under Section 5(b)(1) that are designed to limit the Fund's exposure to the credit risk of any single issuer. As single state municipal money market funds, however, the New York Municipal Money Market Fund and California Municipal Money Market Fund are each afforded some relief from the diversification requirements under Rule 2a-7.

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

Under Rule 2a-7, each Fund must be diversified with respect to issuers of securities acquired by the Fund, other than with respect to government securities. Immediately after the acquisition of any security, each Fund, other than the California Municipal Money Market Fund and the New York Municipal Money Market Fund, will not have invested more than 5% of its total assets in securities issued by the issuer of the security; provided, however, that each Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso in this paragraph at any time.

The California Municipal Money Market Fund and the New York Municipal Money Market Fund need not be diversified with respect to 100% of each Fund's investments. For each of these Funds, with respect to 75% of each Fund's total assets (other than cash and government securities), immediately after the acquisition of any security of an issuer, not more than 5% of each Fund's total assets may be invested in securities issued by the issuer; provided, however, that each Fund shall not invest more than 5% of its total assets in securities of the same issuer unless the securities are First Tier Securities.

Section 18(f)(1) of the 1940 Act permits the Funds to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund and provided further that if a Fund's asset coverage falls below 300%, the Fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

As a matter of operating policy, it is the Funds' understanding that the SEC Staff interprets the term "concentration" to mean that a fund will not invest 25% or more of its total assets in a particular industry. For this purpose, tax-exempt investments backed by privately owned or operated facilities will be deemed to be issued by those private owners or operators and included in the "industry" of those private owners or operators.

Section 21(b) generally prohibits each Fund from lending money or other property to any person if that person controls or is under common control with the Fund. The SEC Staff also interprets a Fund's loan of portfolio securities to involve the issuance of a senior security in light of the Fund's obligation to return the collateral upon termination of the loan. Thus, the SEC Staff takes the position that the 300% asset coverage requirement for bank borrowings contained in Section 18(f)(1), as noted above, also should apply to a Fund's loan of its portfolio securities and, accordingly, a Fund should not have on loan at any given time securities representing more than one-third of the Fund's total asset value.


TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Funds, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Funds' day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust currently consists of nine operating series.

    NAME, ADDRESS, AGE AND        TERM OF OFFICE (1) AND       PRINCIPAL OCCUPATION(S)
   POSITION HELD WITH TRUST        LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS   OTHER DIRECTORSHIPS(3) HELD
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                               NON INTERESTED TRUSTEES
------------------------------- ---------------------------- ---------------------------- ----------------------------
Steven Grenadier                Since February 1999          Mr. Grenadier is a           None
4500 Bohannon Drive                                          Professor of Finance at
Menlo Park, CA 94025                                         the Graduate School of
Age: 39                                                      Business at Stanford
Trustee                                                      University, where he has
                                                             been employed as a
                                                             professor since 1992.
------------------------------- ---------------------------- ---------------------------- ----------------------------
Cheryl A.                       Since February 2004          Ms. Burgermeister is         The Select Sector SPDR
Burgermeister                                                Trustee, Treasurer and       Trust
4500 Bohannon                                                Finance Committee Chairman
Drive                                                        of the
Menlo Park, CA                                               Portland Community College
94025                                                        Foundation since 2001. She
Age:                                                         was a trustee of the Zero
52                                                           Gravity Internet Fund from
                                                             2000 to 2001. She was a
Trustee                                                      director and
                                                             Treasurer of the
                                                             Crabbe Huson family
                                                             of funds from
                                                             1988-1999.
------------------------------- ---------------------------- ---------------------------- ----------------------------
Ashley T. Rabun                 Since February 1999          Ms. Rabun is the Founder     None
4500 Bohannon Drive                                          and Chief Executive
Menlo Park, CA 94025                                         Officer of Investor Reach,
Age: 51                                                      which is a consulting firm
Trustee                                                      specializing in marketing
                                                             and distribution
                                                             strategies for financial
                                                             services companies formed
                                                             in October 1996.

------------------------------- ---------------------------- ---------------------------- ----------------------------
George J. Rebhan                Since December 1999          Mr. Rebhan retired in        Advisors Series Trust
4500 Bohannon Drive                                          December 1993, and prior
Menlo Park, CA 94025                                         to that he was President
Age: 69                                                      of Hotchkis and Wiley
Chairman and Trustee                                         Funds (investment company)
                                                             from 1985 to 1993.
----------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED TRUSTEES
------------------------------- ---------------------------- ---------------------------- ----------------------------
Shelly J. Meyers (2)            Since February 1999          Ms. Meyers is the Manager,   None
4500 Bohannon Drive                                          Chief Executive Officer
Menlo Park, CA 94025                                         and founder of Meyers
Age: 44                                                      Capital Management LLC, a
Trustee                                                      registered investment
                                                             adviser formed in January.
                                                             1996.
------------------------------- ---------------------------- ---------------------------- ----------------------------
Mitchell H. Caplan (2)          Since February 2002          Mr. Caplan is Chief          E*TRADE FINANCIAL
4500 Bohannon Drive                                          Executive Officer of         Corporation
Menlo Park, CA 94025                                         E*TRADE FINANCIAL
------------------------------- ---------------------------- ---------------------------- ----------------------------

    NAME, ADDRESS, AGE AND        TERM OF OFFICE (1) AND       PRINCIPAL OCCUPATION(S)
   POSITION HELD WITH TRUST        LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS   OTHER DIRECTORSHIPS(3) HELD
------------------------------- ---------------------------- ---------------------------- ----------------------------
Age: 46                                                      Corporation.
Trustee                                                      He also is a director or
                                                             officer of various
                                                             affiliates of
                                                             E*TRADE FINANCIAL
                                                             Corporation,
                                                             including a
                                                             Director of ETAM
                                                             and E*TRADE Global
                                                             Asset Management,
                                                             Inc. He previously
                                                             served as Vice
                                                             Chairman of the
                                                             Board of Directors,
                                                             President and Chief
                                                             Executive Officer
                                                             of Telebanc
                                                             Financial
                                                             Corporation and
                                                             Telebank (renamed
                                                             E*TRADE Bank) from
                                                             1993-2000.
----------------------------------------------------------------------------------------------------------------------
                                                      OFFICERS
----------------------------------------------------------------------------------------------------------------------

Dennis Webb                     Since May 2004               Dennis Webb is President     Not applicable
4500 Bohannon Drive                                          of ETAM and Executive Vice
Menlo Park, CA 94025                                         President of E*TRADE
Age: 39                                                      Financial.
President
                                                             Mr. Webb is
                                                             responsible for the
                                                             integration,
                                                             development and
                                                             management of
                                                             E*TRADE FINANCIAL's
                                                             Capital Markets
                                                             group, which
                                                             includes portfolio
                                                             management for
                                                             E*TRADE Bank,
                                                             secondary marketing
                                                             for E*TRADE
                                                             Mortgage, funds
                                                             management for a
                                                             portion of E*TRADE
                                                             mutual funds, and
                                                             the CDO business.
                                                             E*TRADE Bank has
                                                             approximately $22
                                                             billion in assets.

                                                             Prior to his
                                                             appointment to
                                                             Executive Vice
                                                             President of
                                                             E*TRADE Financial,
                                                             Mr. Webb was the
                                                             Chief Executive
                                                             Officer of E*TRADE
                                                             Global Asset
                                                             Management (ETGAM).
                                                             Mr. Webb has also
                                                             been Chairman of
                                                             E*TRADE Bank's
                                                             Asset and Liability
                                                             Committee (ALCO)
                                                             and was responsible
                                                             for the Bank's $15
                                                             billion derivative
                                                             portfolio until he
                                                             joined ETGAM in
                                                             June 2001.
------------------------------- ---------------------------- ---------------------------- ----------------------------

    NAME, ADDRESS, AGE AND        TERM OF OFFICE (1) AND       PRINCIPAL OCCUPATION(S)
   POSITION HELD WITH TRUST        LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS   OTHER DIRECTORSHIPS(3) HELD
------------------------------- ---------------------------- ---------------------------- ----------------------------
Elizabeth Gottfried             Since November 2000          Ms. Gottfried is Vice        Not applicable
4500 Bohannon Drive                                          President of E*TRADE Asset
Menlo Park, CA 94025                                         Management, and also a
Age: 44                                                      Business Manager of E*TRADE
Vice President and Treasurer                                 Global Asset Management, Inc
                                                             Ms. Gottfried joined E*TRADE
                                                             in September 2000. Prior to
                                                             that, she worked at Wells
                                                             Fargo Bank from 1984 to 2000
                                                             and managed various areas of
                                                             Wells Fargo's mutual fund
                                                             group.
------------------------------- ---------------------------- ---------------------------- ----------------------------
Marc. R. Duffy                  Since February 2004          Mr. Duffy joined E*TRADE     Not applicable
4500 Bohannon Drive                                          in January 2004. Prior to
Menlo Park, CA 94025                                         that, he worked at Legg
Age: 46                                                      Mason Wood Walker, Inc.
Vice President, Secretary and                                from 1999 to 2003 and was
Chief Legal Officer                                          responsible for legal
                                                             issues related to the Legg
                                                             Mason mutual funds.
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2) Ms. Meyers may be considered an "interested" person (as defined by the 1940 Act) of the Trust because she is an officer of an investment company whose shares were offered through the mutual fund "supermarket" sponsored by E*TRADE FINANCIAL Corporation, the parent company of ETAM, investment adviser to the Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE FINANCIAL Corporation.

(3) Directorships include public companies and any company registered as an investment company.

Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each Board meeting attended, whether in-person or via telephonic or video conference; and (ii) $2,000 for each committee meeting attended, whether in-person or via telephonic or video conference. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent fiscal year ended September 30, 2004.



NAME OF PERSON, POSITION                   AGGREGATE COMPENSATION FROM THE TRUST

Cheryl A. Burgermeister(1), Trustee                        $39,500

Steven Grenadier, Trustee                                  $57,000

Shelly J. Meyers, Trustee                                  $45,000

Ashley T. Rabun, Trustee                                   $57,000

George J. Rebhan, Trustee                                  $59,000

(1) Ms. Burgermeister was elected to the Board by the Board of Trustees on February 25, 2004.

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Funds' expenses.

COMMITTEES. The Trust has an Audit Committee, a Compensation and Nominating Committee and a Corporate Governance and Compliance Oversight Committee. The members of each Committee are the Trustees who are not "interested" persons (as defined in the 1940 Act).

The Audit Committee is responsible for, among other things: reviewing annually and approving in advance the selection, retention or termination of the auditors and the terms of such engagement; evaluating the independence of the auditors, including with respect to the provision of any "permissible non-audit services" to the Trust, ETAM, or any entity controlling, controlled by, or under common control with ETAM that provides certain services to the Trust; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, and whether the non-audit services performed and related fees were consistent with the auditors independence; reviewing in consultation with the Trust's officers' disclosure committee, the Trust's annual and semi-annual financial statements; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the fiscal year ended September 30, 2004, the Audit Committee held four meetings.

The Compensation and Nominating Committee is responsible for, among other things; evaluating and recommending to the Board candidates to be nominated as Non-Interested Trustees of the Board; reviewing the composition of the Board and Board Committees and the compensation arrangements of each of the Trustees. On February 25, 2004, the Board approved amendments to the charter of the Compensation and Nominating Committee. As amended, the charter provides that the Committee will consider nominees for Board candidates recommended by shareholders, subject to certain guidelines. During the fiscal year ended September 30, 2004, the Compensation and Nominating Committee held four meetings.

The Corporate Governance and Compliance Oversight Committee is responsible for, among other things, overseeing the Board's corporate governance policies and procedures; coordinating periodic evaluations of the Board's performance and recommending improvements; considering the Board's adherence to industry "best practices;" meeting with Trust management to review the Trust's compliance to appropriate regulatory guidelines and requirements; meeting with Trust management to review and consider the Trust's disclosure controls and procedures and regulatory disclosure obligations; and making recommendations regarding compliance activities applicable to the Trust. During the fiscal year ended September 30, 2004, the Compliance Oversight Committee held three meetings.

The chart below identifies a range of each Trustee's ownership of shares of the Fund and the range of aggregate holdings of shares in all nine series of the Trust as of December 31, 2003. The ranges are identified as follows: none; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN    SECURITIES IN ALL 10 SERIES OF THE
            NAME OF TRUSTEE                            EACH FUND                               TRUST**
----------------------------------------------------------------------------------------------------------------------
                                              NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Cheryl A. Burgermeister*                                 None                                   None



Steven Grenadier                                 California Municipal                       $1 - $10,000

                                                   Money Market Fund

                                                        $1,960


Ashley T. Rabun                                    Money Market Fund                       $10,001-$50,000

                                                     Premier Class

                                                        $7,464


George J. Rebhan                                         None                              $10,001-$50,000


----------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan                                       None                                   None
Shelly J. Meyers                                         None                                   None

* Ms. Burgermeister was elected to the Board by the Board of Trustees on February 25, 2004.
**    Includes E*TRADE Bond Fund which was liquidated on 06/25/04.

As of December 31, 2003, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities LLC or any company, controlling, controlled by or under common control with ETAM or E*TRADE Securities LLC.

CODE OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, the Funds have adopted a code of ethics. The Funds' investment adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Funds, subject to certain reporting requirements and restrictions.

PROXY VOTING

Pursuant to the investment advisory agreements between ETAM and the Trust, on behalf of each series of the Trust, the Board has delegated to ETAM discretionary investment management authority, including the authority to vote proxies relating to a series' portfolio securities and directed ETAM to implement written proxy voting policies and procedures ("Proxy Procedures") adopted by ETAM and the Trust to be used in exercising such voting authority.

The Funds included in this SAI are money market funds and, as such, are not expected to be called upon to vote proxies with respect to their portfolio securities. However, to the extent that a portfolio security held by any Fund solicits proxies, ETAM will obtain the recommendation of an independent third party proxy voting service in accordance with the Proxy Procedures. The Board believes that relying upon the recommendations of a third party will ensure that voting decisions are made in the best interests of each Fund and its shareholders and are not impaired by any conflicts of interest. The Proxy Procedures are attached to this SAI as Appendix B.

Information regarding how each Fund voted proxies, if any, relating to portfolio securities during the most recent twelve month period ended June 30 is available on the Website at www.etrade.com or by accessing the SEC's EDGAR database (www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For purposes of the 1940 Act, a shareholder that owns more than 25% of the voting securities of a Fund is presumed to "control" that Fund.

As of October 29, 2004 the following shareholders were known by the Trust to own 5% or more of the outstanding shares of a Fund:

------------------------------------- ----------------------------------- -----------------------------------
NAME and ADDRESS                          % OF FUND CLASS OWNERSHIP       NAME OF FUND
------------------------------------- ----------------------------------- -----------------------------------
GEORGIA OTTIS TRIANTIS & JOHN S       30.5%                               E*TRADE Muni Money Market Fund -
BLICK JTWROS*                                                             Premier Class
4 NOCTURNE COURT
ROCKVILLE MD  20850-2852
------------------------------------- ----------------------------------- -----------------------------------
CLAYTON B GRANTHAM*                   10.0%                               E*TRADE Muni Money Market Fund -

------------------------------------- ----------------------------------- -----------------------------------
9379 N QUAIL'S CALL    PLACE                                              Premier Class
TUCSON AZ  85742-9016
------------------------------------- ----------------------------------- -----------------------------------
NICHOLAS A NAYAK*                     5.7%                                E*TRADE Money Market Fund -
1906 CRIMSON LN                                                           Premier Class
BLOOMINGTON IL  61704-2737
------------------------------------- ----------------------------------- -----------------------------------

* Beneficial and Record Owner

As of October 29, 2004, the Trustees and Officers of the Trust as a group owned less than 1% of each Fund's equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Under an investment advisory agreement ("Investment Advisory Agreement") with each Fund, ETAM, a registered investment adviser, provides investment advisory services to each Fund. ETAM is a wholly-owned subsidiary of E*TRADE FINANCIAL Corporation ETAM commenced operating in February 1999. As of September 30, 2004, ETAM managed approximately $3.3 billion in assets. ETAM is located at 4500 Bohannon Drive, Menlo Park, California 94025.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of each Fund, ETAM provides each Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction. The Investment Advisory Agreement will continue in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of each Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.

Following the Board's consideration and evaluation of information provided by ETAM prior to and at a Board meeting held on August 24, 2004, the Board approved each Fund's Investment Advisory Agreement with ETAM. In approving the Investment Advisory Agreement, the Board considered all factors that it deemed relevant including:

... the investment advisory fees and other expenses that would be paid by each Fund as compared to those of similar funds managed by other investment advisers;

... the increased commitment of personnel and resources that will be provided by ETAM to support the investment advisory services provided to each Fund;

... the willingness of: (i) ETAM to contractually agree to limit total fund operating expenses for each Fund to the amounts specified below under "Expense Limitation Agreement" through at least December 31, 2005 for each Fund and (ii) E*TRADE Securities to agree to further lower the contractual limitation of the amounts payable under the Distribution Plan and Distribution Agreement by the Sweep Class of the Money Market Fund to 0.45% of the average daily net assets of the Money Market Fund attributable to the Sweep Class.

... the investment performance of the Funds, as well as performance information regarding other funds not advised or managed by ETAM but having similar investment focus and asset types as the Funds;

... the nature and quality of the investment advisory services that have been provided by ETAM to the Funds and other series of the Trust;

... ETAM's compliance and monitoring system for assuring that each Fund is in compliance with federal securities laws (in particular Rule 2a-7 under the 1940
Act), the Internal Revenue Code and other applicable laws, as well as with each Fund's investment objectives, policies and restrictions;

... costs of the services provided by ETAM; and

... current and projected profitability and related other benefits to ETAM and its affiliates, in providing investment advisory and other services to each Fund, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to each Fund.

As a result of this review, the Board, including the Non-Interested Trustees, determined that the advisory fee for each Fund in the Investment Advisory Agreement was fair and reasonable to each Fund and to its shareholders. The Board concluded that, over the long-term, the Investment Advisory Agreement would: (i) enable ETAM to provide high-quality investment advisory services to each Fund at a reasonable and competitive fee rate and (ii) allow ETAM to provide investment advisory services to each Fund at a level consistent with the increased demands of the current mutual fund marketplace.

For ETAM's advisory services, each Fund pays ETAM an investment advisory fee equal to 0.12% of each Fund's average daily net assets. For the fiscal years listed below, each Fund paid ETAM the following amounts for its investment advisory services to the Funds:

                         TOTAL INVESTMENT ADVISORY FEES
                                  PAID TO ETAM

                      FUND                      2003              2004
                      ----                      ----              ----
Money Market Fund                            $6,622,888        $2,441,150
Government Money Market Fund                   $431,471          $431,165
Municipal Money Market Fund                    $604,271          $794,215
California Municipal Money Market Fund         $544,361          $650,613
New York Municipal Money Market Fund           $138,154          $168,929


ADMINISTRATOR. ETAM also serves as each Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to each Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing each Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of each Fund.

Each Fund pays ETAM an administrative services fee equal to 0.15% of each Fund's average daily net assets. For the fiscal years listed below each Fund paid ETAM the following amounts for administrative services to the Funds:



                 TOTAL ADMINISTRATIVE SERVICES FEES PAID TO ETAM


                      FUND                      2003              2004
                      ----                      ----              ----
Money Market Fund                            $8,278,610        $3,051,438
Government Money Market Fund                   $539,339          $538,957
Municipal Money Market Fund                    $755,339          $992,769
California Municipal Money Market Fund         $680,447          $813,266
New York Municipal Money Market Fund           $172,693          $211,161


SHAREHOLDER SERVICING AGREEMENT. ETAM and E*TRADE Securities, located at 4500 Bohannon Drive, Menlo Park, CA 94025, each provide shareholder servicing to each Fund. ETAM and E*TRADE Securities may provide the following services to shareholders or investors investing in shares of the Fund: support of telephone services in connection with the Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Fund and answering questions concerning the Trust and the Fund (including questions regarding shareholders' interests in the Fund); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulation.

Pursuant to the Shareholder Servicing Agreement, ETAM receives a shareholder servicing fee equal to 0.25% of the average daily net assets of the Money Market Fund, Government Money Market Fund, California Municipal Money Market Fund, New York Municipal Money Market Fund, and the Municipal Money Market Fund attributable to the Sweep Class, respectively, and 0.20% of the average daily net assets of the Municipal Money Market Fund and Money Market Fund attributable to the Premier Class. In addition, ETAM will be allowed to use the shareholder servicing fee it receives under this Shareholder Services Agreement to compensate its affiliates, including E*TRADE Securities, the Trust's distributor, for shareholder services provided by such affiliate to each Fund. For the fiscal years listed below each Fund paid ETAM the following amounts for shareholder servicing fees:

                     SHAREHOLDER SERVICING FEES PAID TO ETAM

                      FUND                        2003              2004
Money Market Fund
   Sweep Class                                $13,797,684        $4,860,226
   Premier Class                                  N/A             $180,406
Government Money Market Fund                    $898,899          $898,262
Municipal Money Market Fund
   Sweep Class                                 $1,255,360        $1,639,791
   Premier Class                                   $2,830           $10,968
California Municipal Money Market Fund         $1,134,084        $1,355,443
New York Municipal Money Market Fund             $287,822          $351,935

From the fees that ETAM receives pursuant to the Shareholder Servicing Agreement, ETAM provides compensation to E*TRADE Securities that may be equal to the maximum shareholder servicing fee received by ETAM. The Funds have no obligation to compensate E*TRADE Securities for its shareholder servicing obligations.

ADDITIONAL PAYMENTS BY ETAM. ETAM makes additional payments to E*TRADE Securities and other affiliates of E*TRADE Securities from ETAM's own resources and profits for (i)E*TRADE Securities' use of the Sweep Class of Shares as one of the sweep options for E*TRADE Securities' retail brokerage customers; and
(ii) for certain goods and services provided by E*TRADE Securities and its affiliates to ETAM relating to the use of the Sweep Class of shares as one of the sweep options. Based on the current asset levels, the rate is equal to 0.13% of the average daily net assets of the Money Market Fund, 0.13% of the average daily net assets of the Government Money Market Fund, 0.01% of the average daily net assets of the New York Municipal Money Market Fund, and 0.13% of the average daily net assets of the Municipal Money Market Fund attributable to the Sweep Class, respectively.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of each Fund or Class, ETAM has entered into an expense limitation agreement with each Fund ("Expense Limitation Agreement") through at least December 31, 2005 for each Fund or Class. The Expense Limitation Agreement may continue from year to year thereafter. Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of each Fund or Class (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of a Fund's business) are limited on an annual basis to: 1.05% of the average daily net assets of the Money Market Fund attributable to the Sweep Class and 0.45% of the average daily net assets attributable to the Premier Class; 1.05% of the average daily net assets of the

Government Money Market Fund; 0.94% of the average daily net assets of the Municipal Money Market Fund attributable to the Sweep Class and 0.45% of the average daily net assets attributable to the Premier Class; 0.85% of the average daily net assets of the California Municipal Money Market Fund; and 0.90% of the average daily net assets of the New York Municipal Money Market Fund respectively.

Each Fund or Class may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, each Fund or Class has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund or Class to exceed the percentage limit stated above. Consequently, no reimbursement by a Fund or Class will be made unless: (i) the total annual expense ratio of the Fund or Class is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM pursuant to this Agreement and (ii) all other payments previously remitted by ETAM to a Fund or Class in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the same Fund or Class has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund or Class. The tables below show the fees paid by each Class to ETAM for the fiscal years ended September 30, 2003 and September 30, 2004. The first column shows the advisory fees paid without the fee waiver, the second column shows the administrative fees paid to ETAM without the fee waiver or assumption, the third column shows the shareholder servicing fees paid to ETAM without the fee waiver or assumption. The fourth column shows the total amount of fees actually paid to ETAM after the fee waivers or assumptions and the fifth column shows the total amount of fees waived by ETAM and other expenses of the Funds assumed by ETAM pursuant to the Expense Limitation Agreement.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2003


                                            Money              Government
                                         Market Fund        Money Market Fund
                                         -----------        -----------------

EXPENSES:

 Advisory Fee                           $6,622,888               $431,471

 Administrative Services

  Fee                                   $8,278,610               $539,339

 Shareholder Servicing

  Fee - Sweep Class                     $13,797,684              $898,898

 Shareholder Servicing

  Fee - Premier Class

 Combined Fees Paid to ETAM

  After Fee Waiver                      $22,297,666            $1,534,053

 Total Amount of Fees Waived

  And Other Expenses Assumed

  By ETAM                                $6,401,516              $335,655

    Municipal                       California                   New York
   Money Market                   Municipal Money             Municipal Money
      Fund                          Market Fund                 Market Fund
      ----                          -----------                 -----------


    $604,271                          $544,361                   $138,154



    $755,339                          $680,447                   $172,693



  $1,255,360                        $1,134,084                   $287,822



     $2,830



   $1,706,838                        $1,195,548                  $206,087



    $908,132                         $1,163,344                  $392,582

                      FISCAL YEAR ENDED SEPTEMBER 30, 2004



                                           Money               Government
                                         Market Fund        Money Market Fund
                                         -----------        -----------------

EXPENSES:

 Advisory Fee                           $2,441,150             $431,165

 Administrative Services

  Fee                                   $3,051,438             $538,957

 Shareholder Servicing

  Fee - Sweep Class                     $4,860,226              $898,262

 Shareholder Servicing

  Fee - Premier Class                     $180,406

 Combined Fees Paid to ETAM

  After Fee Waiver                      $9,962,006             $1,868,384

 Total Amount of Fees Waived

  And Other Expenses Assumed

  By ETAM                                 $571,214             $     --

    Municipal                       California                   New York
   Money Market                   Municipal Money             Municipal Money
      Fund                          Market Fund                 Market Fund
      ----                          -----------                 -----------



    $794,215                          $650,613                     $168,929



    $992,769                          $813,266                     $211,161



   $1,639,791                       $1,355,443                     $351,935



     $10,968



   $2,888,761                       $2,148,453                     $652,997





    $548,982                          $670,869                      $79,028

PRINCIPAL UNDERWRITER. E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, is the Funds' principal underwriter. E*TRADE Securities is a wholly-owned subsidiary of E*TRADE FINANCIAL and affiliates of ETAM. Under an Underwriting Agreement ("Distribution Agreement") with respect to the Funds, E*TRADE Securities acts as underwriter for the continuous offering of the Funds' shares. The Distribution Agreement also provides that E*TRADE Securities will use its best efforts to distribute the Funds' shares.


DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT. Each Sweep Class of the Funds has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into the Underwriting Agreement with E*TRADE Securities. The Plan permits the use of the Sweep Class' assets to help finance the distribution of shares of the Sweep Classes. Under the Plan, the Trust, on behalf of the Sweep Classes, is permitted to pay to various service providers, including in particular, E*TRADE Securities, up to 0.75% of the average daily net assets of each Sweep Class as payment for services rendered in connection with the distribution of the shares of the Sweep Classes. However, under the Underwriting Agreement, payments to E*TRADE Securities for activities pursuant to the Plan are limited through at least August 31, 2005 for each Sweep Class to payments at an annual rate equal to: 0.45% of the average daily net assets of the Sweep Class of the Money Market Fund and the Government Money Market Fund and 0.40% of the average daily net assets of the Sweep Class of the Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, respectively. Because these fees are paid out of Sweep Class assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


E*TRADE Securities will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of shares of the Sweep Classes to prospective shareholders and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to prospective shareholders. Pursuant to the Plan, each Sweep Class compensates E*TRADE Securities for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of each Sweep Class. It is anticipated that a portion of the amounts received by E*TRADE Securities will be used to defray various costs incurred or paid by E*TRADE Securities in connection with, among other things, the printing and mailing of the Sweep Class' prospectuses, statements of additional information, and any supplements thereto and shareholder reports to potential investors, and holding seminars and sales meetings with sales personnel designed to promote the distribution of shares. E*TRADE Securities may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares of each Sweep Class.

The Plan is of a type known as a "compensation" plan because payments are made for services rendered to each Fund regardless of the level of expenditures by E*TRADE Securities. The Board will, however, take into account such expenditures for purposes of reviewing operations under either the Plan and in connection with their annual consideration of the Plan's renewal. E*TRADE Securities has indicated that it expects its expenditures to include, without limitation, fees and expenses relating to: (a) the printing and mailing of the Sweep Class' prospectuses, statements of additional information, any supplements thereto and shareholder reports to potential shareholders; (b) the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Sweep Classes of Funds; (c) holding seminars and sales meetings designed to promote the distribution of the Sweep Classes; (d) obtaining information and providing explanations to distributors of the Sweep Classes regarding the Funds' investment objectives and policies and other information about the Funds and Sweep Classes of the Funds, including the performance of the Funds; (e) training sales personnel regarding the Sweep Classes of the Funds; and (f) financing any other activity that E*TRADE Securities determines is primarily intended to result in the sale of the Sweep Classes. E*TRADE Securities will pay all fees and expenses in connection with its respective qualification and registration as a broker or dealer under federal and state laws.

                                                                     E*TRADE       E*TRADE
                        E*TRADE       E*TRADE         E*TRADE      California      New York
                         Money       Government      Municipal      Municipal      Municipal
                         Market        Money           Money          Money          Money
Distribution Expense     Fund       Market Fund     Market Fund    Market Fund    Market Fund
--------------------------------------------------------------------------------
Printing
    and Mailing      $    523,059   $     92,392   $    170,216   $    139,439   $     36,144

Advertising
    and Marketing    $  1,209,241   $    213,597   $    393,517   $    322,363   $     83,559

Sales and Serving    $    610,825   $    107,895   $    198,777   $    162,835   $     42,208

Technology
    Operations and
       Development   $  3,520,662   $    621,881   $  1,145,710   $    938,548   $    243,280

Total                $  5,863,786   $  1,035,765   $  1,908,221   $  1,563,185   $    405,191

CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR. The Bank of New York ("BNY"), One Wall Street, New York, NY, 10286, serves as custodian of the assets of the Funds. BNY has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Funds. The custodian has no responsibility for any of the investment policies or decisions of the Funds.

BNY also acts as the Funds' Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to monitor compliance with the Trust's trust instrument and by-laws, investment policies of the Funds, and 1940 Act and rules thereunder; (2) calculates the Funds' yield and total return;
(3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Funds' prospectuses, SAIs, annual and semi-annual reports; (5) provides legal administrative services to the Funds, including the preparation of regulatory filings made by the Funds; and (6) prepares tax returns for the Funds. For its services in each of these capacities, BNY is compensated directly by the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, acts as transfer agent and dividend-disbursing agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 acts as independent accountants for each Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of the Funds.

LEGAL COUNSEL. Dechert LLP, 1775 I Street N.W., Washington, DC 20006-2401 acts as legal counsel for each Fund and its Non-Interested Trustees.


PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Investment Advisory Agreement and subject to policies as may be established by the Funds' Board, ETAM is responsible for the Funds' investment portfolio decisions, security selection and the placing of portfolio transactions. In placing orders, it is the policy of the Funds and ETAM to obtain the best execution taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While ETAM generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchase and sale orders of the securities held by each Fund may be combined with those of other accounts that ETAM manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When ETAM determines that a particular security should be bought or sold for a Fund and other accounts managed by ETAM, ETAM undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Funds, ETAM and their affiliates are prohibited from dealing with each Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

Purchases and sales of securities for each Fund usually will be principal transactions. Each Fund's Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities, municipal obligations, and collateralized mortgage obligations are traded on a net basis and do not involve brokerage commissions.

In the over-the-counter market, fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, fixed income securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The cost of executing each Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting concessions. Concessions and spreads paid by each Fund may have the effect of reducing the total returns of the Fund.

Commissions or concessions charged by brokers that provide research services may be somewhat higher than commissions or concessions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act, and subject to policies as may be established by the Board, ETAM may cause the Funds to pay a broker-dealer that provides brokerage and research services to ETAM an amount of commission or concession for effecting a securities transaction for a Fund in excess of the commission or concession another broker-dealer would have charged for effecting that transaction.

ETAM does not engage brokers and dealers whose commissions or concessions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of concessions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by ETAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce ETAM's expenses in managing the investment portfolios of a Fund.

Certain of the brokers or dealers with whom a Fund may transact business offer commission rebates to the Fund. ETAM does not currently consider such rebates in assessing the best overall terms available for any transaction. Any such rebates would be as permitted by Section 28(e) of the 1934 Act. The overall reasonableness of brokerage concessions paid is evaluated by ETAM based upon its knowledge of available information as to the general level of concessions paid by other institutional investors for comparable services. The Fund has not paid any brokerage commissions for fiscal year ended September 30, 2004.

Securities of Regular Broker/Dealers

As of September 30, 2004, the following Funds held the interests in securities of their regular broker-dealers or of their parents.

Fund                         Security                     Amount
----                         --------                     ------

Money Market Fund            Bank of America              $31,550,000

Money Market Fund            Deutsche Bank                $15,000,000


ORGANIZATION, DIVIDEND AND VOTING RIGHTS

All of the Funds are diversified, open-end series of the Trust. The Trust is an open-end investment company organized as a Delaware statutory trust on November 4, 1998. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine.

Pursuant to a Multiple Class Plan adopted by the Trust on behalf of the Funds included in this SAI, the Municipal Money Market Fund has issued two classes of shares, designated as Premier Class and Sweep Class and the Money Market Fund has issued two classes of shares, designated as Premier Class and Sweep Class. Because of different expenses, the investment performance of the classes will vary. All shares of the Funds have equal voting rights. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. The shares of each class represent an interest in the same investment portfolio and Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that: (i) the Premier Class and Sweep Class pay different shareholding servicing fees and (ii) only the Sweep Class bears distribution fees. Each class may bear other expenses properly attributable to that particular class. Shareholders in the Sweep Classes have exclusive rights to vote on the adoption or amendment of any Rule 12b-1 Plan for the respective Fund.

The shares of the Sweep Class are offered and sold only to investors who have brokerage accounts with E*TRADE Securities and who elected the Funds as their sweep option. No other Fund's shares are divided into multiple classes. Each Fund may offer classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes would vary.

All shares of the Trust have equal voting rights. Shares of all classes will vote together as a single class except (i) on matters that relate solely to that class, (ii) on matters in which the interests of one class differ from the interests of any other class and (iii) when otherwise required by law or as determined by the Trustees. Approval by the shareholders of a Fund is effective as to the Fund whether or not sufficient votes are received from the shareholders of the other series to approve the same proposal as to those other series.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive the assets attributable to the Fund or class of the Fund that are available for distribution, and a distribution of any general assets not attributable to the class of the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

Like any venture, there can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. If a Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could require you to transfer your investment at an inopportune time.


SHAREHOLDER INFORMATION

In order to become a shareholder of a Fund, you will need to have an account with E*TRADE Securities. If you have an E*TRADE Securities account, uninvested cash balances from your account will be invested in the Fund you have chosen as your sweep option in accordance with your E*TRADE Securities brokerage account agreement. Shares of a Fund may not be available for all investors or types of accounts.

PRICING OF FUND SHARES AND FUND ASSETS. The NAV of each Fund (except the Money Market Fund) will be determined as of the close of trading (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for trading. The NAV for the Money Market Fund is generally determined at 5:00 p.m., Eastern time, each day the NYSE is open. The NYSE is normally open for trading Monday through Friday, except on national holidays observed by the NYSE, but may close in the event of an emergency. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.

Each Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of its investments at amortized cost with market values. When determining market values for portfolio securities, each Fund uses market quotes if they are readily available. In cases where quotes are not readily available, it may value securities based on fair values developed using methods approved by the Board. Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.

The amortized cost method of valuation seeks to maintain a stable NAV of $1.00, even if there are fluctuations in interest rates that affect the value of portfolio instruments. This method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and a Fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If a Fund's NAV calculated using market values declined, or were expected to decline, below the Fund's $1.00 NAV calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments of that fund in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board, direct or indirect, investors in a Fund would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors in the Fund receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the Fund's $1.00 NAV (calculated using amortized cost), the Board might supplement dividends in an effort to maintain the Fund's $1.00 NAV. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend to investors of record on the previous business day.

TELEPHONE AND INTERNET REDEMPTION PRIVILEGES. The Funds employ reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.

2.   When you submit a written redemption for more than $25,000.

3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.

4.   If you add or change your name or add or remove an owner on your account.

5.   If you add or change the beneficiary on your transfer-on-death account.


TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of each Fund's shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND. Each Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a RIC, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by that Fund in computing its taxable income. In addition, each Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction), which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund will generally not be eligible for the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. However, it is unlikely that a Fund will have net capital gains to distribute. It is not expected that dividends or distributions from any of the Funds will qualify for the 15% tax rate applicable to certain "qualified dividends".

Each Municipal Fund intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Each Municipal Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of such Municipal Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under section 103 of the Code. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes, but may be subject to the federal alternative minimum tax of state and local taxation.

Each Municipal Fund will determine periodically which distributions will be designated as exempt-interest dividends. If a Municipal Fund earns income which is not eligible to be so designated, the Municipal Fund intends to distribute such income. Such distributions (including any capital gain distribution) will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" includes any "nonexempt person" who regularly uses, in trade or business, part of a facility financed from the proceeds of private activity bonds. Each Municipal Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although ETAM attempts to determine that any security it contemplates purchasing on behalf of each of the Municipal Funds is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither ETAM nor each Municipal Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the basis of such opinions.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Municipal Fund intends to use the "average annual method" to determine and to designate the percentage of each distribution which is tax-exempt. Under this method, each distribution in a given taxable year will be deemed to consist of the same percentage of tax-exempt income (based on the Fund's actual tax-exempt income for the year), regardless of the period during which such income was actually earned.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

DISPOSITIONS. Assuming a Fund maintains a constant net asset value of $1.00 per share, a shareholder will realize no gain or loss upon a redemption, sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

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

MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


STATE TAX CONSIDERATIONS

The following tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the California or New York State Municipal Funds' transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

CALIFORNIA TAX CONSIDERATIONS. The California Municipal Money Market Fund intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the Fund continues to qualify as a regulated investment company.

If the Fund qualifies to pay California exempt-interest dividends to shareholders, dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the fund in a written notice to shareholders mailed within 60 days of the close of the Fund's taxable year and (2) to the extent the interest received by the Fund during the year on California Tax Exempt Obligations exceeds expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The Fund will notify its shareholders of the amount of exempt-interest dividends each year. Corporations subject to California franchise tax that invest in the Fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

NEW YORK TAX CONSIDERATIONS. The following is a general, abbreviated summary of certain of the provisions of the New York tax code presently in effect as they directly govern the taxation of shareholders subject to New York individual income, corporate and unincorporated business tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

Dividends paid by the New York Municipal Money Fund that are derived from interest on municipal securities issued by New York State and its political subdivisions or any agency or instrumentality thereof will be exempt from New York State and New York City personal income and unincorporated business taxes, but not the New York State corporate franchise tax and the New York City general corporation tax.

Other dividends and distributions from other state's municipal securities, U.S. Government obligations, taxable income and capital gains that are not exempt from state taxation under federal law and distributions attributable to capital gains, will be subject to New York State personal income tax and New York City personal income tax. Gain from the sale, exchange or other disposition of shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business and general corporation taxes. In addition, interest or indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and New York City personal income tax purposes to the extent that it relates to New York exempt-interest dividends distributed to a shareholder during the taxable year.


PERFORMANCE INFORMATION

Each Fund may advertise a variety of types of performance information as more fully described below. Each Fund's performance is historical and past performance does not guarantee the future performance of a Fund. From time to time, ETAM may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of a Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing a Fund's performance.

CURRENT YIELD. The current yield of a Fund will be calculated based on a 7-day period, by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

EFFECTIVE YIELD. The effective yield of a Fund will be calculated, carried to the nearest hundredth of one percent, by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         Effective yield = [(Base period return + 1)(365/7)]-1

The current and effective seven-day yields for the Funds as of September 30, 2004 were as follows

                                               Current Seven      Effective
                                                 Day Yield          Seven
                                                                  Day Yield
E*TRADE Money Market Fund
   Sweep Class                                     0.66%            0.66%
   Premier Class                                   1.29%            1.30%
E*TRADE Government Money Market Fund               0.61%            0.62%
E*TRADE Municipal Money Market Fund
   Sweep Class                                     0.66%            0.66%

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

   Premier Class                                   1.12%            1.12%
E*TRADE California Municipal Money Market Fund     0.75%            0.75%
E*TRADE New York Municipal Money Market Fund       0.70%            0.70%


TAX EQUIVALENT CURRENT YIELD QUOTATION. The tax equivalent current yield of a Fund will be calculated by dividing the portion of the Fund's current yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

TAX EQUIVALENT EFFECTIVE YIELD QUOTATION. The tax equivalent effective yield of a Fund will be calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

AVERAGE ANNUAL TOTAL RETURN. A Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000;

T = average annual total return;

n = number of years; and

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

TOTAL RETURN. A Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns

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

may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

The average annual total returns as defined above for the Funds for the one year period ended September 30, 2004, and since the commencement of operations of each Fund to September 30, 2004, are as follows:

                                                          One Year           Since           Inception Date
                                                                           Inception
E*TRADE Money Market Fund
   Sweep Class                                            0.20%              0.27%           October 7,2002
   Premier Class                                          N/A                0.74%*          November 9, 2003

E*TRADE Government Money Market Fund                      0.14%              0.21%           October 7, 2002
E*TRADE Municipal Money Market Fund
   Sweep Class                                            0.19%              0.21%           October 7, 2002
   Premier Class                                          0.67%              0.66%           April 1, 2003

E*TRADE California Municipal Money Market Fund            0.24%              0.26%           October 7, 2002

E*TRADE New York Municipal Money Market Fund              0.19%              0.22%           October 7, 2002

*Not Annualized

DISTRIBUTION RATE. The distribution rate for a Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

YIELD. The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b +1)(To the power of 6)-1],
          --------
            cd
where:

a =      dividends and interest earned during the period;

b =      expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

d =      the maximum offering price per share on the last day of the period.

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

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

PERFORMANCE COMPARISONS:

CERTIFICATES OF DEPOSIT. Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

The Money Market Fund, consistent with its investment objectives and restrictions, may seek and receive a money market fund rating from certain NRSROs. An NRSRO rating represents the NRSRO's assessment of the relative degree of investment safety of principal invested in the money market fund based on the NRSRO's evaluation of a variety of factors, including, among others, the fund's investment adviser and its management philosophy, the fund's operating policies and procedures, and the quality and credit risk of the fund's portfolio holdings, including the types and diversity of portfolio investments.

To obtain a rating from an NRSRO, the Money Market Fund may be required to implement additional investment restrictions, including stricter limitations on credit quality and maturities than are currently followed by the Money Market Fund or by other money market funds. These additional restrictions could affect the Money Market Fund's performance. In addition, if the NRSRO changes or adds other requirements or criteria, the Money Market Fund may be required to adopt additional strategies or policies to maintain the rating. An NRSRO rating is subject to change and neither insures nor guarantees that the Money Market Fund will meets its investment objective. If an NRSRO rating is obtained, the Money Market Fund may use the information in advertising or reports to shareholders or prospective investors. Additional information, including the Fund's rating, will be made available when the Money Market Fund receives such a rating.

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

MORNINGSTAR. A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.

INDICES. A Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase and the investments measured by the indices. Historical data on an index may be used to promote a Fund. The historical index data presented from time to time is not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Fund, during the periods shown.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of S (xi - xm) 2
                                                   ---------
                                                      n-1

Where:

S =      "the sum of";

xi =     each individual return during the time period;

xm =     the average return over the time period; and

n =      the number of individual returns during the time period.

Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of the Fund compared to the expected return of the Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on a Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights of each Fund appearing in the E*Trade Funds September 30, 2004 annual report to shareholders of each Fund filed electronically with the SEC, are incorporated by reference and made part of this Statement of Additional Information.
















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

APPENDIX A

Description of certain ratings assigned by the Standard & Poor's division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch, Inc. ("Fitch").

S&P

STATE AND MUNICIPAL NOTES RATINGS

S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a bond rating.

"SP-1"

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is give a plus (+) designation.

"SP-2"

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

BOND RATINGS

"AAA"

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

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

MOODY'S

MUNICIPAL NOTE RATINGS

"MIG-1/VMIG-1" AND "MIG-2/VMIG-2 "

The highest rating by Moody's for state and municipal short-term notes and variable rate demand obligations is the designation MIG-1 or VMIG-1. These notes or obligations are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Notes or obligations rated MIG-2 or VMIG-2 by Moody's are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

BOND RATINGS

"Aaa"

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds, which are rated Aa, are judged to be of high-quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds, which are rated Baa, are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

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

COMMERCIAL PAPER RATINGS

"P-1"- Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2"- Issuers (or relating supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

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"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

"AAA" - Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA" - Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A" - Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB" - Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

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Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.


































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                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

       E*TRADE FUNDS ("TRUST") AND E*TRADE ASSET MANAGEMENT, INC. ("ETAM")

I. INTRODUCTION

The following are the proxy voting policies and procedures ("Policies and Procedures") adopted by E*TRADE Asset Management, Inc. ("ETAM"), an investment adviser registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") with respect to voting proxy regarding securities held by accounts of those investment advisory clients for whom its exercises discretionary investment management authority. Currently, E*TRADE Funds ("Trust"), a management investment company registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act"), which consists of multiple separate investment portfolios ("Funds"), is the sole client of ETAM.

Pursuant to the investment management agreements between ETAM and the Trust, on behalf of each of the Funds, the Board of Trustees of the Trust ("Board") has
(1) delegated to ETAM discretionary investment management authority with respect to the management of the Funds' assets (which includes proxy voting authority) and (2) directed that ETAM implement these Policies and Procedures in exercising that authority with respect to the Funds.

II. GENERAL PRINCIPLES

ETAM has adopted and implemented these Policies and Procedures as a means to reasonably designed to ensure that it votes any proxy with respect to any security over which ETAM has discretionary proxy voting authority in a prudent manner and solely in the best interest of each of its clients.

In addition, these Policies and Procedures are designed to ensure ETAM's compliance with Rule 206(4)-6 under the Advisers Act and the Trust's compliance with certain disclosure obligations regarding its proxy voting activities under the 1940 Act ("Proxy Voting Rules") as well as other applicable fiduciary obligations of investment advisers and registered investment companies under rules and regulations adopted by the SEC and discussed in interpretations published by the SEC staff.

III. PROCESS

ETAM follows these Policies and Procedures with respect to any proxies it receives with respect to securities held by each of the Funds. ETAM will vote any proxies received by any Fund for which it has sole investment discretion in accordance with the recommendations of a third-party proxy voting services or in manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.

To the extent that the management of a Fund's portfolio securities is sub-advised by another investment advisory firm, such as World Asset Management ("WAM") (each such firm, a "Sub-Adviser") the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the r
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elevant Sub-Adviser proxy voting responsibility with respect to proxies received by that Fund.

IV. RELEVANT DISCRETIONARY CLIENT ACCOUNTS

       A. EQUITY FUNDS. The "Equity Funds" of the Trust consist of: E*TRADE International Index Fund; E*TRADE Russell 2000 Index Fund; E*TRADE S&P 500 Index Fund; and E*TRADE Technology Index Fund. Under the Investment Management Agreement for each Equity Fund, the Board has delegated to ETAM the authority to vote proxies relating to each Fund's portfolio securities. As noted above, to the extent that the management of an Equity Fund's portfolio securities is sub-advised by a Sub-Adviser, the Board has (1) reviewed the proxy voting policies and procedures of the Sub-Adviser and (2) approved Investment Sub-Advisory Agreements among the Trust (on behalf of the Funds), ETAM and the relevant Sub-Adviser, which explicitly delegate to the relevant Sub-Adviser proxy voting responsibility with respect to proxies received by the Fund. Each Sub-Adviser's proxy voting policies and procedures are attached hereto.

       B. FIXED INCOME FUNDS. The "Fixed Income Funds" of the Trust consist of:
E*TRADE Bond Fund; E*TRADE California Municipal Money Market Fund; E*TRADE Government Money Market Fund; E*TRADE Money Market Fund; E*TRADE Municipal Money Market Fund; and E*TRADE New York Municipal Money Market Fund. The Fixed Income Funds invest exclusively in fixed income securities, and therefore, are not expected to have the opportunity to vote proxies relating to securities held in their portfolios, except in an unusual circumstance.(2) In the unlikely event that a Fixed Income Fund were to hold a security in its portfolio that required a proxy vote, ETAM will obtain the recommendation of an independent proxy voting service organization (E.G., Institutional Shareholder Services (ISS) or Investor Responsibility Research Center (IRRC)) and vote such proxy in accordance with that recommendation.

       C. FUND OF FUNDS. The E*TRADE Asset Allocation Fund is structured as a fund of funds and will invest all of its assets in certain of the Equity Funds or the Fixed Income Funds ("Underlying Funds"). The E*TRADE Asset Allocation Fund will be a shareholder in each of the Underlying Funds in which it invests. Accordingly, the E*TRADE Asset Allocation Fund, in its capacity as a shareholder in the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. With respect to such shareholder proposals, the E*TRADE Asset Allocation Fund will vote its shares in each of its Underlying Funds in the same proportion as the vote of all other shareholders in that Underlying Fund.

----------
(2) For the purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority which may be exercised with respect to a portfolio security.

V.       PROXY VOTING ADMINISTRATION

       A. PROXY VOTING RECORDS. ETAM, or its agent, maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include:(1) a copy of all proxy voting policies and procedures used by a Sub-Adviser or other third-party that exercises voting authority or provides voting advice with respect to proxies received by a Fund; (2) a copy of all proxy statements (which may be satisfied by relying on the SEC's EDGAR website or a third-party who has undertaken to provide a copy of such proxy statements

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promptly upon request); (3) a record of each vote cast on behalf of a Fund; (4)
a copy of any document created by ETAM or a Sub-Adviser that was material to making a decision on how to vote proxies on behalf of a Fund or that memorializes the basis for that decision; and (5) a copy of each written request from the Funds for proxy voting records and any written response from ETAM to any written or oral request for such records. ETAM or its agent will also maintain any documentation related to an identified material conflict of interest.

Proxy voting books and records will be maintained by ETAM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of ETAM or its agent.

       B. REVIEW AND OVERSIGHT. ETAM will provide for the supervision and periodic review of its proxy voting activities and the implementation of these Policies and Procedures. Because Sub-Advisers have been delegated responsibility for proxy voting for certain of the Funds, the Sub-Advisers will ensure (subject to the review and oversight of ETAM) that proxies are voted on a timely basis. If proxies related to Fund's portfolio securities are received by a Sub-Adviser, the Sub-Adviser will provide ETAM with (1) all information required to verify that such proxies have been voted in a timely and appropriate manner and (2) appropriate records to allow ETAM and the Funds to comply with the Proxy Voting Rules, including the filing of Form N-PX on behalf of each Fund.

       C. REPORTING TO THE BOARD. ETAM and the Sub-Advisers will provide any proxy voting information to the Board on a quarterly basis and will annually certify to the Board that each of them has voted proxies in compliance with these Policies and Procedures.

VI. BOARD OF TRUSTEES--PROXY SUB-COMMITTEE

In accordance with the charter of the Board's Compliance Oversight Committee, the Committee may appoint a sub-committee ("Proxy Sub-Committee") for the purpose of providing a Fund's consent to vote in matters in which ETAM or any Sub-Adviser seeks such consent because of a conflict of interest, which might arise in connection with a particular vote, or for other reasons. The Proxy Sub-Committee also may review these Policies and Procedures as well as each Sub-Adviser's proxy voting policies and procedures with respect to the Trust.

VII. SUB-ADVISER'S PROXY VOTING POLICIES AND PROCEDURES:

WAM's Proxy Voting Policies and Procedures are attached hereto as Exhibit A.

VII. EFFECTIVENESS

Adopted by the Trust on May 20, 2003, as amended August 19, 2003 and November 21, 2003.

Adopted by ETAM on August 19, 2003, as amended November 21, 2003


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                              PROXY VOTING POLICIES
                                 AND PROCEDURES
                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*


I INTRODUCTION                                                               3

II GENERAL PRINCIPLE                                                         3

III THE PROXY COMMITTEE                                                      4

IV ERISA FIDUCIARY DUTIES AND PROXY VOTING                                   4

V PROCESS                                                                    4

       A.     ROUTINE CORPORATE ADMINISTRATIVE ITEMS                         5
       B.     SPECIAL INTEREST ISSUES                                        6
       C.     ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT          7
              1. EXECUTIVE COMPENSATION PLA                                  7
              2. PREVENTION OF GREENMAIL                                     8
              3. CUMULATIVE VOTING OF DIRECTO                                8
              4. SUPER-MAJORITY PROVISIONS                                   8
              5. FAIR PRICE PROVISIONS                                       8
              6. DEFENSIVE STRATEGIE                                         9
              7. BUSINESS COMBINATIONS OR RESTRUCTURING                      6
       D. REVIEW OF ISS RECOMMENDATIONS                                     10
       E. OVERRIDING ISS REC_RIDING                                         10

VI     DISCLOSURE OF VOTE                                                   13
       A.     PUBLIC AND CLIENT DISCLO_                                     13
       B.     MUTUAL FUND BOARD OF  DIRECTORS                               13

VII    RECONCILIATION                                                       13

VIII   RECORDKEEPING                                                        13


* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, Munder Series Trust, The Munder Funds, Inc. and The Munder @Vantage Fund, as well as The Munder Funds Trust and The Munder Framlington Funds Trust, unless and until each series of such investment companies is reorganized and redomiciled as a series of Munder Series Trust





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                      PROXY VOTING POLICIES AND PROCEDURES

                            MUNDER CAPITAL MANAGEMENT

                                THE MUNDER FUNDS*

I      INTRODUCTION

       Munder Capital Management, including its index management division, World Asset Management (the "Advisor"), is an investment advisor registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Munder Funds are registered as investment companies pursuant to the Investment Company Act of 1940. Pursuant to the investment advisory agreements with respect to the Munder Funds, the Board of Directors/Trustees of the Munder Funds has delegated to the Advisor discretionary investment management authority with respect to the assets of the Munder Funds (which includes proxy voting authority) and directed that the Advisor implement these Policies and Procedures in exercising that authority, as applicable to the Munder Funds. Set forth below is the Advisor's policy on voting shares owned by advisory clients over which it has discretionary voting authority. These policies may be revised from time to time (but with respect to the Munder Funds, only with approval of the Board of Directors/Trustees of the Munder Funds).

II     GENERAL PRINCIPLE

       The Advisor has adopted and implements these Proxy Voting Policies and Procedures ("Policies and Procedures") as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security over which the Advisor has discretionary proxy voting authority prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

       The Advisor will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than we might vote proxies of other clients over which the Advisor has full discretionary authority. For example, some labor unions may instruct the Advisor to vote proxies for their accounts in accordance with the AFL-CIO Proxy Voting

----------
* The term "Munder Funds" shall include, and these Proxy Voting Policies and Procedures shall also be approved by the Board of Directors/Trustees of, and shall be applicable with respect to, The Munder Series Trust and The Munder @Vantage Fund as well as The Munder Funds Trust, The Munder Funds, Inc., The Munder Framlington Funds Trust, and St. Clair Funds, Inc., unless and until each series of such investment companies is recognized and redomiciled as a series of Munder Series Trust Standards, and religious institutions may instruct us to vote their proxies in a manner consistent with standards they establish. With respect to those clients desiring AFL-CIO Proxy Voting, the Advisor has retained Proxy Voter Services ("PVS"), a division of International Shareholder Services Inc. ("ISS"), to recommend how to vote such proxies. Similarly, ISS has worked with the Advisor to develop custom guidelines for certain religious organizations. These Policies and Procedures do not generally discuss PVS or other customized proxy voting guidelines, as the Advisor believes such guidelines are client selected guidelines. The Advisor

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will generally not override ISS's recommendations with respect to voting proxies for accounts subject to PVS and other custom guidelines absent further client direction or authorization.

III    THE PROXY COMMITTEE

       The members of the Proxy Committee are set forth on Exhibit A. The Proxy Committee has authorized and approved these Policies and Procedures. The Proxy Committee meets as needed to administer the Advisor's proxy review and voting process and revise and update these Policies and Procedures as new issues arise. In instances of business combinations, such as proposed mergers or similar corporate actions, the Proxy Committee or its delegates also may consult with the applicable portfolio manager or portfolio management team of the accounts holding the relevant security to determine whether the business combination is in the best interest of the client. The Proxy Committee may cause the Advisor to retain one or more vendors to review, monitor and recommend how to vote proxies in client accounts in a manner consistent in all material respects with these Policies and Procedures and then ensure that such proxies are voted on a timely basis.

IV     ERISA FIDUCIARY DUTIES AND PROXY VOTING

       The voting of proxies on securities held in employee benefit plan investment portfolios is governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Accordingly, those who vote such proxies are subject to ERISA's fiduciary duty provisions. In general, an ERISA fiduciary who votes proxies has a duty of loyalty, a duty of prudence, a duty to comply with plan documents and a duty to avoid prohibited transactions. The Proxy Committee reasonably believes that these Policies and Procedures satisfy ERISA's fiduciary duty requirements generally and, in particular, the Department of Labor's 1994 interpretive bulletin discussing ERISA's fiduciary duty provisions in the proxy voting context. IB 94-2 (29 CFR Section 2509.94-2).

V      PROCESS

       In order to apply the general policy noted above in a timely and consistent manner, the Advisor has retained ISS to review proxies received by client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. A summary of ISS's general Proxy Voting Guidelines is attached hereto as Exhibit B. Furthermore, with respect to those clients that have directed the Advisor to follow ISS's 5 PVS Proxy Voting Policy Statement and Guidelines, a summary of such statement and guideline is attached hereto as Exhibit C. The PVS and other client-selected voting guidelines may result in votes that differ from votes cast pursuant to these Policies and Procedures. At least annually, the Proxy Committee will review ISS's general Proxy Voting Guidelines to confirm that they are consistent in all material respects with these Policies and Procedures. The Advisor will review selected ISS's recommendations at least monthly (as described in Subsection D below) as part of its fiduciary duty to ensure that it votes proxies in a manner consistent with the best interest of its clients. Recommendations are communicated through ISS's website. Absent a determination to override ISS's recommendation as provided elsewhere in these Policies and Procedures, client proxies will be voted in accordance with applicable ISS guidelines and recommendations. Because different client accounts may be voted in accordance with different guidelines, client accounts could be voted differently on the same matter. The Advisor has also retained ISS for its

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turnkey voting agent service to administer its proxy voting operation. As such,
ISS is responsible for ensuring that all proxies are submitted in a timely manner. ISS will automatically vote all client proxies in accordance with its recommendations, unless the Advisor determines to override such recommendation. The criteria for reviewing ISS's recommendations are generally set forth in Subsections A - C below. As described below, in certain instances, the Advisor has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing ISS's recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations. In each instance where the Advisor does not separately review ISS's recommendations, the Advisor will always vote client proxies consistent with ISS's recommendations. In each instance where the Advisor does separately review ISS's recommendation, the Advisor may vote differently from ISS's recommendation, if, based upon the criteria set forth in Subsections A-C below, the Advisor determines that such vote is in clients' best interests (as described in Subsection E below).

       A. ROUTINE CORPORATE ADMINISTRATIVE ITEMS

              Philosophy: The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature. The Advisor's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

       1. appointment or election of auditors, unless the auditor is not independent or there is reason to believe that the auditor has rendered an opinion which is neither accurate nor fairly indicative of the corporation's financial position;

       2. increases in authorized common or preferred shares (unless the amounts are excessive, the number of shares of a class of stock with superior voting rights is to be increased, or management intends to use the additional authorized shares to implement a takeover defense, in which case the Advisor will analyze the proposal on a case-by-case basis as set forth in section C below);

       3.     directors' liability and indemnification; unless:

              - the proposal would entirely eliminate directors' liability for violating the duty of care; or

              - the proposal would expand coverage beyond mere reimbursement of legal expenses to acts such as negligence, that are more serious violations of fiduciary obligations; provided, however, that the Advisor will ordinarily vote with management's recommendation to expand coverage in cases when a director's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the corporation; and (b) only the director's legal expenses were covered;

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

      4.      name changes; or

      5.      the time and location of the annual meeting.

       The Advisor generally opposes minimum share ownership requirements for directors on the basis that a director can serve a company well regardless of the extent of his share ownership. The election or re-election of unopposed directors is reviewed on a case-by-case basis. The Advisor will generally vote against an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which the Advisor is not aware.

       B. SPECIAL INTEREST ISSUES

              Philosophy: While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, the Advisor may vote for disclosure reports seeking additional information on a topic, particularly when it appears companies have not adequately addressed related shareholder concerns. Accordingly, except as provided in the prior sentence, the Advisor will generally either refrain from voting on shareholder proposals, or vote with management's recommendation, on issues such as:

       1.     restrictions on military contracting,
       2.     restrictions on the marketing of controversial products,
       3.     restrictions on corporate political activities,
       4.     restrictions on charitable contributions,
       5.     restrictions on doing business with foreign countries,
       6.     a general policy regarding human rights,
       7.     a general policy regarding employment practices,
       8.     a general policy regarding animal rights,
       9.     a general policy regarding nuclear power plants, and
      10. rotating the location of the annual meeting among various cities.

Client accounts utilizing ISS's PVS Proxy Voting Policies and Guidelines, ISS's Proxy Voting Guidelines for religious institutions or other customized guidelines may attribute additional shareholder value to one or more of the foregoing matters, and thus ISS or other client guidelines may, on a case-by-case analysis, recommend voting in favor of such shareholder proposals or issues for the applicable client accounts.

       C. ISSUES HAVING THE POTENTIAL FOR MAJOR ECONOMIC IMPACT

              Philosophy: The Advisor is not willing to vote with management On proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis. The following are examples of the issues that the Advisor believes have the potential for major economic impact on shareholder value:

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              1.     Executive Compensation Plans

                     Stock-based incentive plans are among the most economically significant issues upon which shareholders are entitled to vote. Approval of these plans may result in large transfers of shareholders' equity out of the company to plan participants as awards vest and are exercised. The cost associated with such transfers should be measured if incentive plans are to be managed properly. Accordingly, the Advisor has delegated to ISS the estimation of the cost of a company's stock-based incentive program. An estimated dollar value for each award is determined by factoring into an option-pricing model the number of shares reserved, the exercise price, the award term, the vesting parameters, and any performance criteria. The Advisor believes that this approach affords the board adequate flexibility to structure incentive programs to meet the needs of its employees, while shareholders are ensured that the costs associated with a proposed plan are reasonable and linked to performance. A proposed stockbased incentive plan is evaluated in conjunction with all previously adopted plans to provide an overall snapshot of the company's compensation system. The aggregate value of the compensation system is then expressed as a percentage of the company's market capitalization. An allowable cap is determined by reference to the average amount paid by companies performing in the top quartile of their industry-specific peer groupings and adjusted based on differing market capitalizations.

              2.     Prevention of Greenmail

                     These proposals seek to prevent the practice of "greenmail," or accumulating large blocks of common stock for the purpose of pressuring corporations into repurchasing the stock at above market prices in order to avoid a takeover proxy fight. In general, the Advisor opposes greenmail. The Advisor believes that, if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just a select group or individual.

              3.     Cumulative Voting of Directors

                     Cumulative voting allows a shareholder with sufficient stock ownership to cast all his share votes for one director and assure election of that director to the board. The Advisor believes that, if a person owns a significant portion of a company, he ought to be able to elect a director of his choosing, and the Advisor will therefore generally support cumulative voting in the election of directors.

              4.     Super-Majority Provisions

                     These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger or other business combinations, unless the board of directors has approved it in advance. These provisions have the potential to give management "veto power" over merging with another company, even though a majority of shareholders may favor the merger. In most cases, the Advisor believes that requiring super-majority approval of mergers places too much veto power in the hands of management and other minority shareholders at the expense of the majority shareholders, and the Advisor will generally vote against such provisions.

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              5.     Fair Price Provisions

                     These provisions are directed toward discouraging two- t tier acquisitions where an interested shareholder (who owns 10% or more of the common stock) makes a partial tender offer at one price to gain control of the company and then completes the merger by paying the remaining shareholders a lower price or different consideration. Shareholders who pass on the first offer may be forced to accept the later offer at an unattractive price. Fair price provisions require a super-majority vote(generally 70-85% of outstanding shares) to approve a merger involving an interested stockholder, unless either a minimum "fair price" (often defined as the highest price the interested shareholder paid for his shares in a given time period preceding his tender offer) is paid to all shareholders or the merger is approved by a majority of the continuing directors. Fair price provisions will generally be analyzed on a case-by-case basis. Factors to be considered include the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism used to calculate the fair price. The Advisor will typically oppose a fair price provision, if the proposal requires a vote of greater than a majority of disinterested shares to repeal the provision.

              6.     Defensive Strategies

                     The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders. Examples of the types of proposals governed by this paragraph include, without limitation, those that: a. create (which generally opposed to approving, unless it cannot be used as a take-over defense) or eliminate "blank check preferred" shares; b. classify or stagger the board of directors (which the Advisor is generally opposed to approving) or eliminate such classification or staggering (which the Advisor typically agrees should be eliminated); c. establish or redeem "poison pills" that make it financially unattractive for a shareholder to purchase more than a small percentage of the company's shares; d. change the size of the board; or
       e. authorize or prevent the repurchase of outstanding shares.

              7.     Business Combinations or Restructuring

                     The Advisor analyzes these proposals on a case-by-case basis to determine the effect on shareholder value. The Advisor's decision will be based on whether the Advisor believes that the proposal enhances long-term economic value for shareholders.

       D. REVIEW OF ISS RECOMMENDATIONS

              On a regular basis, but no less frequently than monthly, the Proxy Committee will review selected ISS recommendations for upcoming shareholder meetings. The Advisor has determined that the costs of reviewing ISS's advice and recommendations with respect to a particular security outweigh the potential benefits to clients from the Advisor's review of ISS's advice and recommendations, unless:

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       (1)    Complex, Unusual or Significant. ISS's recommendation relates to proxy proposals that are complex or unusual or that raise significant issues (E.G., anti-takeover provisions or business combinations and/or restructurings), and

       (2) Client Holdings are Meaningful. For these purposes, the holding of a particular issuer would be considered to be meaningful if

              (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any client account AND the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or

              (ii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

As a result of the foregoing, the Advisor will generally vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS's advice and recommendations.

       Minutes will not be kept of Proxy Committee meetings. However, any determinations by the Proxy Committee and the Legal/Compliance Department to vote proxies differently from the applicable ISS recommendation, as described more fully below, shall be documented and retained as a record of the Advisor and/or the Munder Funds as specified in Section VIII hereof.

       E. OVERRIDING ISS RECOMMENDATIONS

       From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote client proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be given to the Proxy Manager (who is identified in Exhibit A) or, in the absence of the Proxy Manager, another member of the Proxy Committee for independent review by the Proxy Committee. Following receipt of such request, the Proxy Manager or Proxy Committee member will follow the following process:

       (1) Complete a Proxy Override Request Form which contains: (a) information regarding the resolution in question; (b) the rationale for not following ISS's recommendation; and (c) the identification of any actual or potential conflicts between the interests of the Advisor and those of one or more of its clients (or sought-after clients) with respect to the voting of a proxy.

              (a) In identifying all actual or potential conflicts of interest, the Proxy Manager or other Proxy Committee member shall take steps that the Proxy Committee believes are reasonably designed to determine whether the Advisor has any business interest or relationship or any executive of the Advisor has any business or personal interest or relationship that might influence the Advisor to vote in a manner that might not be in its clients' best interests, considering the nature of the Advisor's business and its clients, the issuer, the proposal, and any other relevant circumstances.

              (b)    A conflict of interest may exist where, for example:

                     (i) The Advisor manages or is actively seeking to manage the assets (including retirement plan assets) of a company whose securities are held in client accounts;

                     (ii) A client or a client-supported interest group actively supports a proxy proposal; or

                     (ii) The Advisor or senior executives of the Advisor may have personal or other business relationships with participants in proxy contests, corporate directors, and candidates for corporate directorships, or in any other matter coming before shareholders - for example, an executive of the Advisor may have a spouse or other close relative who serves as a director of a company or executive of the company.

(2) The completed Proxy Override Request Form is then submitted to the Proxy Committee and the Legal/Compliance Department for review and approval. BOTH the Proxy Committee and the Legal/Compliance Department must approve an override request for it to be implemented.

              (a) The Proxy Committee will first review the Proxy Override Request Form and supporting documentation to determine whether the requested override is in the best interests of clients holding the proxy. If the requested override is approved by a majority of the available voting members of the Proxy Committee, assuming that at least two voting members of the Policy Committee are available, the requested override and supporting documentation shall be forwarded to the Legal/Compliance Department for their review of any potential or actual conflicts of interest.

              (b) The Legal/Compliance Department may approve any override request approved by the Proxy Committee only if (i) No Conflict. No conflict of interest is identified.

                     (i)     NO CONFLICT. NO CONFLICT OF INTEREST IS IDENTIFIED.

                     (ii) Immaterial or Remote Conflict. If a potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

                     (ii) Material Conflict. If a potential or actual Conflict of interest appears to be material, the Legal/Compliance Department may approve the override only with the written approval for the override request from its applicable clients.1 Such request for approval for an override shall be accompanied by a written disclosure of the conflict. With respect to shares held by one or more Munder Funds, approval of the override may be sought from the Board Process and Compliance Oversight Committee or a designated member of that Committee. If an override request is approved by the Board Process and Compliance Oversight Committee (or its designated member), the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. However, to the extent the Advisor receives instructions from any client, the Advisor will vote such client's shares in accordance with its instructions. If no instructions are received from clients in such circumstance and approval is not obtained from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with ISS's recommendation. Examples of material conflicts include: (A) situations where the company soliciting the proxy, or a person known to be an affiliate of such company, is a client of the Advisor and the override proposes to change the vote to favor such client or its management2 and
                             (B) situations where the company soliciting the proxy, or a person known to be an affiliate of such company is, to the knowledge of any employee of the Advisor involved in reviewing or advocating the potential override, being actively solicited to be either a client of the Advisor and the override proposes to change the vote to favor such potential client or its management.

       (3) If both the Proxy Committee and the Legal/Compliance Department approve the request to override ISS's recommendation for one or more accounts, the authorizing person(s) will memorialize their approval on the Proxy Override Request Form and provide the approved Proxy Override Request Form to the Proxy Manager for communication of the revised voting instruction to ISS.

       (4) The Proxy Manager will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, any supporting documentation, and any client consents, with the records of the Proxy Committee and in accordance with the recordkeeping requirements contained herein.

VI     DISCLOSURE OF VOTE

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

       A. PUBLIC AND CLIENT DISCLOSURES

       Except to the extent required by applicable law or otherwise approved by the Advisor's general counsel or chief legal officer, we will not disclose to third parties how we (or ISS) voted a proxy or beneficial interest in a security. Conversely, upon request from an appropriately authorized individual, we will disclose to our advisory clients or the entity delegating the voting authority to us for such clients (such as a trustee or consultant retained by the client), how we voted such client's proxy or beneficial interest in securities it held. Furthermore, we will describe these Policies and Procedures in our Form ADV, upon request furnish a copy of these Policies and Procedures to the requesting client, and advise clients how they can obtain information on how the Advisor caused their proxies to be voted. The Advisor shall take such action as may be necessary to enable the Munder Funds to further comply with all disclosure obligations imposed by applicable rules and regulations.

       B. MUTUAL FUND BOARD OF DIRECTORS

       Every decision to vote on a resolution in a proxy solicited by a company held by a Munder Fund in a manner different from the recommendation of ISS shall be disclosed to the Munder Fund's Board of Directors/Trustees at its next regularly scheduled meeting along with an explanation for the vote.

VII    RECONCILIATION

       The Proxy Manager shall seek to reconcile on a regular basis all proxies received against holdings of all client accounts over which the Advisor has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

VIII   RECORDKEEPING

       The Advisor shall, with respect to those clients over which it has discretionary proxy voting authority, make and retain the following:(3)

       1.     Copies of all proxy voting policies and procedures required by section 206(4)-6 of the Advisers Act.

       2. A copy of each proxy statement it receives regarding client securities.(4)

       3. A record of each vote cast by the Advisor (or its designee, such as ISS) on behalf of a client.(5)

       4. A copy of any document created by the Advisor that was material To making a decision as to how to vote proxies on behalf of a client or that memorializes the basis for that decision.(6)

----------
(3) See Rule 204-2(C)(2) of the Adviser's Act.

(4) The Advisor may satisfy this requirement by relying on a third party (such as ISS) to make and retain on the Advisor's behalf, a copy of a proxy statement (provided the Advisor has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC EDGAR system at ww.sec.gov

(5) The Advisor may satisfy this requirement by relying a third party (such as ISS) to make and retain, on the Advisor's behalf, a record of the vote cast (provided the Advisor has obtained from the third party to provide a copy of the record promptly upon request).

(6) The Advisor will satisfy this obligation by attaching any such documents to any Proxy Override Request Form, as provided elsewhere in these Procedures.

       5. A record of each written client request for information on how the Advisor voted proxies on behalf of the client, and a copy of any written response by the Advisor to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

       All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include ISS's offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisor (or ISS).

Adopted: February, 2001
Amended as of: November 2002
               May 2003

                                                                     EXHIBIT A

The Proxy Committee consists of the following members:

       - Mary Ann Shumaker (non-voting)

       - Andrea Leistra

       - Debbie Leich

       - Thomas Mudie

       - Stephen Shenkenberg (non-voting)

     Wanda Magliocco shall serve as the Proxy Manager. The Advisor has retained Institutional Shareholder Services (ISS) to administer the voting of proxies.

                                                                     EXHIBIT B


                       INSTITUTIONAL SHAREHOLDER SERVICES
                             PROXY VOTING GUIDELINES

                                                                     EXHIBIT C


                           PROXY VOTER SERVICES (PVS)
                            U.S. PROXY VOTING POLICY
                            STATEMENT AND GUIDELINES

                                                                       EXHIBIT D

                           PROXY OVERRIDE REQUEST FORM

Company: _____________________________________________________________________

Date of Proxy: _______________________ Date of Meeting: ______________________

Person Requesting Override: __________________________________________________

Is the Company or one of its affiliates (E.G, a pension plan or significant shareholder) a client or actively solicited prospective client of Munder? / / No / / Yes (IDENTIFY)
______________________________________________________________________________
______________________________________________________________________________

Other Potential Conflicts: ___________________________________________________

Did anyone contact Munder to change its vote? / / No / / Yes (IDENTIFY AND EXPLAIN) _____________________________________________________________________

Override vote for: / / All client accounts holding a Company proxy, or
                   / / Specific accounts (IDENTIFY): _________________________

Please override ISS's recommendation and vote the following resolutions as indicated: (ATTACH ADDITIONAL SHEETS OF PAPER IF MORE SPACE IS NEEDED.)

RESOLUTION TO ELECT DIRECTORS

Name: ____________________________________ / / For / / Against / / Abstain
Name: ____________________________________ / / For / / Against / / Abstain
Name: ____________________________________ / / For / / Against / / Abstain
Name: ____________________________________ / / For / / Against / / Abstain
Name: ____________________________________ / / For / / Against / / Abstain

Rationale:____________________________________________________________________
________________________________________________________________________________
Approval: __________________________________ Date: ___________________________

RESOLUTION NO. ____: / / For / / Against / / Abstain

Description: _________________________________________________________________
Rationale: ___________________________________________________________________
______________________________________________________________________________



________________________________________________________________________________

Approval: _________________________________ Date: ____________________________

NOTE: ATTACH A RECORD OF ALL ORAL, AND A COPY OF ALL WRITTEN, COMMUNICATIONS RECEIVED AND MEMORANDA OR SIMILAR DOCUMENTS CREATED THAT WERE MATERIAL TO MAKING A DECISION ON THE RESOLUTION IN QUESTION.

                                    PART C.
                                    -------

ITEM 22.     EXHIBITS

     (a)(1)         Certificate of Trust. (1)

     (a)(2)         Trust Instrument. (1)

     (a)(3)         Amendment No. 1 to the Trust Instrument. (2)

     (a)(4)         Amendment No. 2 to the Trust Instrument. (3)

     (a)(5)         Amendment No. 3 to the Trust Instrument. (4)

     (b)(1)         By-laws. (5)

     (b)(2)         Amendment No. 1 to the By-laws. (2)

     (b)(3)         Amendment No. 2 to the By-laws. (3)

     (b)(4)         Amendment No. 3 to the By-laws. (4)

     (c) Certificates for Shares will not be issued. Articles II, VII, IX and X of the Trust Instrument, as amended, previously filed under exhibit (a), define the rights of holders of Shares.

     (c)(1)         Electronic Delivery Consent. (6)

     (d)(1) Form of Second Amended and Restated Investment Advisory Agreement between E*TRADE Asset Management, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE Technology Index Fund. (4)

     (d)(2) Form of Investment Advisory Agreement between E*TRADE Asset Management, Inc and the Registrant with respect to E*TRADE Bond Fund, E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (4)

     (d)(3) Form of Investment Subadvisory agreement between E*TRADE Asset Management, Inc., Munder Capital Management, Inc., on behalf of World Asset Management, and the Registrant with respect to the E*TRADE S&P 500 Index Fund, E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, and the Technology Index Fund. (4)

     (e) Fourth Amended and Restated Underwriting Agreement between the Registrant and E*TRADE Securities LLC with respect to each series of the Registrant - filed herewith.

     (f)            Bonus or Profit Sharing Contracts: Not applicable.

     (g)(1) Form of Amended and Restated Custody Agreement between the Registrant and the Bank of New York. (4)

     (g)(2) Form of Foreign Custody Management Agreement between the Registrant and the Bank of New York. (4)

     (h)(1) Form of Fourth Amended and Restated Administrative Services Agreement between the Registrant and E*TRADE Asset Management with respect to each series of the Registrant.
                    (4)

     (h)(2) Form of Amended and Restated Fund Services Agreement between the Registrant and the Bank of New York with respect to each series of the Registrant. (4)

     (h)(3) Form of Fund Accounting Agreement between the Registrant and the Bank of New York with respect to each series of the Registrant. (4)

     (h)(4)(i) Fifth Amended and Restated Expense Limitation Agreement between the Registrant and E*TRADE Asset Management, Inc., with respect to each series of the Registrant. - filed herewith.

     (h)(5)(i) Form of Amended and Restated Shareholder Services Agreement among E*TRADE Asset Management, Inc., E*TRADE Securities, Inc. and the Trust with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (7)

     (h)(5)(ii) Form of Shareholder Services Agreement between E*TRADE Asset Management, Inc., and the Registrant with respect to the E*TRADE Asset Allocation Fund, E*TRADE Bond Fund, E*TRADE International Index Fund, E*TARDE Russell 2000 Index Fund, E*TRADE S&P 500 Index Fund and E*TRADE Technology Index Fund. (4)

     (h)(6)(i) Form of Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to the E*TRADE S&P 500 Index Fund. (5)

     (h)(6)(ii) Form of Amended Exhibit A to the Transfer Agency Services Agreement between PFPC, Inc. and the Registrant with respect to each series of the Registrant. (4)

     (h)(7)(i) State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to S&P 500 Index Fund, E*TRADE Extended Market Index Fund, E*TRADE Bond Index Fund, E*TRADE Technology Index Fund, E*TRADE International Index Fund and E*TRADE E-Commerce Index Fund. (8)

     (h)(7)(ii) Form of Amended Exhibit A to the State Securities Compliance Services Agreement between the Registrant and PFPC, Inc. with respect to each series of the Registrant. (4)

     (i)            Opinion and Consent of Counsel - filed herewith.

     (j)            Consents of Auditors - filed herewith.

     (k)            Omitted Financial Statements: Not applicable.

     (l) Form of Subscription Letter Agreements between E*TRADE Asset Management, Inc. and the Registrant. (5)

     (m) First Amended and Restated Distribution Plan pursuant to Rule 12b-1 with respect to E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund (Sweep Class), E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund. (7)

     (n) Second Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. (4)

     (o)(1)         Form of Code of Ethics of the Registrant. (9)

     (o)(2)         Amended Code of Ethics of E*TRADE Asset Management, Inc.
                    (12)

     (o)(3)         Form of Code of Ethics of E*TRADE Securities, Inc. (9)

     (o)(4)         Code of Ethics for World Asset Management. (11)


__________________

1. Incorporated by reference from the Registrant's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission ("SEC") on November 5, 1998.

2. Incorporated by reference from the Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed with the SEC on October 12, 2000.

3. Incorporated by reference from the Registrant's Post- Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2001.

4. Incorporated by reference from the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A filed with the SEC on September 8, 2003.

5. Incorporated by reference from the Registrant's Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the SEC on January 28, 1999.

6. Incorporated by reference from the Registrant's Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the SEC on December 22, 2000.

7. Incorporated by reference from the Registrant's Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed with the SEC on January 31, 2003.

8. Incorporated by reference from the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed with the SEC on August 11, 1999.

9. Incorporated by reference from the Registrant's Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed with the SEC on March 27, 2000.

10. Incorporated by reference from the Registrant's Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A filed with the SEC on November 21, 2003.

11. Incorporated by reference from Post-Effective Amendment No. 1 to the Registration Statement of Munder @Vantage Fund on Form N-2 filed with the SEC on November 26, 2003.

12. Incorporated by reference from the Registrant's Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed with the SEC on March 19, 2004.




ITEM 23.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

E*TRADE Asset Management is a wholly owned subsidiary of E*TRADE Financial Corporation ("E*TRADE") (a Delaware corporation). Other companies of which E*TRADE owns more than 25% include: Converging Arrows, Inc.; ClearStation, Inc.; E*TRADE Financial Corporate Services, Inc.; E*TRADE Insurance Services, Inc.; BRE Holdings, LLC; KAP Group, LLC; E*TRADE International Equipment Management Corporation; E*TRADE Advisory Services, Inc.; Professional Path, Inc.; E*TRADE Online Ventures, Inc.; E*TRADE Disaster Relief Fund; Confluent, Inc.; E*TRADE Capital, Inc.; Canopy Acquisition Corp.; E*TRADE Technologies Group, LLC; E*TRADE National Holdings, Inc.; E*TRADE BBH, Inc.; E*TRADE Re, LLC; E*TRADE Archipelago Holdings, LLC; Enlight Holdings, LLC;; W&L Aviation, Inc.; BWL Aviation, LLC; U.S. Raptor One, Inc.; U.S. Raptor Two, Inc.; U.S. Raptor Three, Inc.; Web Street, Inc.; Webstreet.com, Inc. Web Street Securities, Inc.; E*TRADE Brokerage Holdings, Inc.; E*TRADE Securities LLC; E*TRADE Clearing LLC; E*TRADE Capital Holdings, Inc.; E*TRADE Futures LLC; Tradescape Technology Holdings, Inc.; EPT Technologies, LLC; EPT Holdings, Inc.; Tradescape Securities, LLC; E*TRADE Professional Trading, LLC; Engelman Securities, Inc.; Dempsey & Co., Inc.; Market Traders, Inc.; Chestler Investments, Inc.; Gene R. Inc.; Klobuchar, Inc.; Pelech, Inc.; BJC Investments, Inc.; MASC Delaware, Inc.; Claude, Inc.; Dempsey & Co., LLC; GVR Company, LLC; ETB Holdings, Inc.; Telebanc Capital Trust I; Telebanc Capital Trust II; ETFC Capital Trust I; ETFC Capital Trust II; ETFC Capital Trust III; ETFC Capital Trust IV; ETFC Capital Trust V; ETFC Capital Trust VI; ETFC Capital Trust VII; ETFC Capital Trust VIII; ETFC Capital Trust IX; ETFC Capital Trust X; TM1 Funding; TM2 Securitization; TM2 Securitization QSPE; E*TRADE Global Asset Management, Inc.; Capitol View, LLC; E*TRADE Mortgage Backed Securities, Inc.; E*TRADE Bank; Highland Holdings Corporation; E*TRADE Consumer Finance Corporation; Keyboard Acceptance Corporation; Thor Credit Corporation; Deutsche Recreational Asset Funding; E*TRADE Access, Inc.; ATM Ventures, LLC; CCS Canada, Inc.; E*TRADE Mortgage Corporation; E*TRADE Settlement Services, Inc.; LendingLink, LLC; TIR Securities (Australia) Pty Limited; TIR (Australia) Services Pty Limited; Tiresome Nominees Pty Limited; E*TRADE Benelux SA; E*TRADE Asia Ltd.; TIR Holdings (Brazil) Limitada; E*TRADE Canada Securities Corporation; EGI Canada Corporation; E*TRADE Technologies Corporation; VERSUS Brokerage Services (US) Inc.; 3045175 Nova Scotia Company; 3744221 Canada Inc; 3118967 Canada Inc. Services Introcarte (Canada) Inc.; TIR (Holdings) Limited; E*TRADE Bank A/S; E*TRADE SARL; E*TRADE Germany Communications GmbH; ETRADE Securities (Hong Kong) Limited; ETRADE Securities Limited;; ETRADE Finance (Hong Kong) Limited; ETRADE Asia Services Limited; E*TRADE Iceland; E TRADE Systems India Private Limited; E*TRADE Europe Securities Limited; E*TRADE Web Services Limited; E*TRADE Europe Services Limited; E*TRADE Europe Holding Limited; E*TRADE Israel Electronic Commerce Ltd.; E*TRADE Italia S.r.l; E*TRADE Europe Holdings B.V.; E*TRADE Securities Corporation; E Trade Nordic AB; E Trade Sverige AB; E TRADE South Africa (Pty) Limited; TIR Securities (UK) Limited; E*TRADE UK (Holdings) Limited; E*TRADE UK

Limited; E*TRADE UK Nominees Limited; Electronic Share Information Limited; E*TRADE Global Services Limited; E*TRADE Securities Limited.


ITEM 24.     INDEMNIFICATION

Reference is made to Article X of the Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.


ITEM 25.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

E*TRADE Asset Management, Inc. (the "Investment Adviser") is a Delaware corporation that offers investment advisory services. The Investment Adviser's offices are located at 4500 Bohannon Drive, Menlo Park, CA 94025. The directors and officers of the Investment Adviser and their business and other connections are as follows:

Name                 Position                    Other Business Connections
----                 --------                    --------------------------

Dennis Webb          President and Director      Executive Vice President of
                                                 E*TRADE Financial Corporation;
                                                 Trustee of Registrant

Matthew Audette      Vice President and Chief
                     Financial Officer

Marc Duffy           Secretary and Chief         Vice President and Secretary of
                     Compliance Officer          Registrant

Laurie Webster       Vice President

Elizabeth Gottfried  Vice President              Vice President and Treasurer of
                                                 Registrant

Cynthia Bock         Assistant Secretary         Senior Corporate Paralegal,
                                                 E*TRADE Financial Corporation

INVESTMENT SUB-ADVISER. World Asset Management is the sub-adviser for the Technology Index Fund, S&P 500 Index Fund, Russell 2000 Index Fund and the International Index Fund. World Asset Management is a division of Munder Capital Management ("MCM"). MCM is a Delaware general partnership and its partners are Munder Group LLC, WAM Holdings, Inc. ("WAM") and WAM Holdings II, Inc. ("WAM II"). WAM and WAM II are indirect wholly-owned subsidiaries of Comerica Incorporated, a publicly-held bank holding company. Comerica Incorporated, through its subsidiary Comerica Bank, owns or controls approximately 95% of the partnership interests in MCM. As of September 30, 2004, MCM had approximately $35.9 billion in assets under management, of which World Asset Management managed approximately $14.3 billion.

Name                             Position at WAM
----                             ---------------

Dennis Mooradian                 Chairman and Chief Executive Officer

Enrique Change,                  President, Chief Investment Officer and Chief
                                 Operating Officer

James V. FitzGerald              Managing Director and Director of Retail
                                 Marketing

Peter K. Hoglund                 Chief Administrative Officer

Anne K. Kennedy                  Vice President and Director of Institutional
                                 Marketing and Investment Services

Stephen J. Shenkenberg           Executive Vice President, General Counsel,
                                 Chief Compliance Officer and Secretary

Sharon E. Fayolle                Vice President and Director of Cash Management

Peter G. Root                    Vice President and Chief Investment Officer,
                                 Fixed Income

Todd B. Johnson                  Chief Executive Officer, World Asset Management

Paul T. Cook                     Director, Technology Investing

Beth Obear                       Director of Human Resources

ITEM 26.     PRINCIPAL UNDERWRITERS

(a) E*TRADE Securities LLC ("Distributor") serves as Distributor of shares of the series of the Trust. The Distributor is a wholly owned subsidiary of E*TRADE Financial Corporation

(b)      The officers and directors of E*TRADE Securities LLC are:


Name and Principal      Positions and Offices              Positions and Offices
Business Address*       With Underwriter                   With Registrant
-----------------       ----------------                   ---------------
R. Jarrett Lilien       Director                           None

Louis Klobuchar         President and Chief Operating      None
                        Officer and Director

Michael Albino          Chief Compliance Officer           None

Charles Nalbone         Vice President, Compliance         None

Shane Mulron            Director, Chief Financial          None
                        Officer

Michael Curcio          Vice President                     None

Erik Renga              Certified Registered Options       None
                        Principal

Michael Kachmar         Senior Registered Options          None
                        Principal

Cynthia Bock            Secretary                          None

 * The business address of Messrs. Lilien, Nalbone and Curcio is 135 E. 57th Street, New York, NY 10022; of Mr. Mulron is 10951 White Rock Road, Rancho Cordova, CA 95670; and of Ms. Bock is 4500 Bohannon Drive, Menlo Park, CA 94025.


ITEM 27.     LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained in the physical possession of:

     (1) E*TRADE Asset Management, Inc., the Registrant's investment adviser, is located at 4500 Bohannon Drive, Menlo Park, CA 94025;

     (2) The Bank of New York, the Registrant's custodian, fund accounting agent and fund services agent, is located at 101 Barclay Street, New York, NY 10286

     (3) PFPC Inc., the Registrant's transfer agent and dividend disbursing agent, is located at 400 Bellevue Parkway, Wilmington, DE 19809;

     (4) World Asset Management, sub-adviser with respect to the E*TRADE Technology Index Fund, E*TRADE S&P 500 Index Fund, E*TRADE Russell 2000 Index Fund, and the E*TRADE International Index Fund, is located at 255 East Brown Street, Birmingham, Michigan 48009




ITEM 28.     MANAGEMENT SERVICES

Not applicable


ITEM 29.     UNDERTAKINGS

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 50 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Menlo Park, and state of California on the 24th day of November 2004.

                                          E*TRADE FUNDS (Registrant)

                                          By: /s/ Dennis Webb
                                             --------------------------------
                                          Name: Dennis Webb
                                          Title: President

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                            Title                                      Date
---------                            -----                                      ----
/s/Dennis Webb                       President (Principal Executive             November 24, 2004
---------------------------------    Officer)
Dennis Webb


/s/ Elizabeth Gottfried              Vice President and Treasurer               November 24, 2004
---------------------------------    (Principal Financial and Accounting
Elizabeth Gottfried                  Officer)


Mitchell H. Caplan*                  Trustee                                    November 24, 2004
---------------------------------
Mitchell H. Caplan


Shelly J. Meyers*                    Trustee                                    November 24, 2004
---------------------------------
Shelly J. Meyers


Ashley T. Rabun*                     Trustee                                    November 24, 2004
---------------------------------
Ashley T. Rabun


Steven Grenadier*                    Trustee                                    November 24, 2004
---------------------------------
Steven Grenadier


George J. Rebhan*                    Trustee                                    November 24, 2004
---------------------------------
George J. Rebhan


Cheryl A. Burgermeister*             Trustee                                    November 24, 2004
---------------------------------
Cheryl A. Burgermeister


*By  /s/ Elizabeth Gottfried
    -----------------------------
         Elizabeth Gottfried
         Attorney-In-Fact

* Elizabeth Gottfried signs this document pursuant to powers of attorney as filed herein.

                                POWER OF ATTORNEY

         The undersigned, each a Trustee or officer of E*TRADE Funds, a Delaware statutory trust ("Trust"), do hereby constitute and appoint Liat Rorer, Marc Duffy, Elizabeth Gottfried, Jane A. Kanter, David J. Harris, and Kathryn McElroy, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of 1933 of the shares of beneficial interest of the Trust ("Securities") and in connection with the registration of the Trust under the 1940 Act and the qualification of the Trust and its Securities with all other necessary regulatory authorities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the Trust, and each of the undersigned as trustee or officer, as appropriate, of the Trust to a Registration Statement, any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         Further, each of the undersigned hereby ratifies any prior actions taken by said attorneys and agents, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of each of the undersigned the name of each of the undersigned as Trustee or officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         The undersigned does hereby ratify and confirm as his or her own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of February 25, 2004.

Signature                                   Title                               Date
---------                                   -----                               ----
       /s/Mitchell H. Caplan                Trustee                             February 25, 2004
--------------------------------------
         Mitchell H. Caplan


         /s/Shelly J. Meyers                Trustee                             February 25, 2004
--------------------------------------
          Shelly J. Meyers


         /s/Ashley T. Rabun                 Trustee                             February 25, 2004
--------------------------------------
           Ashley T. Rabun

         /s/Steven Grenadier                Trustee                             February 25, 2004
--------------------------------------
          Steven Grenadier


         /s/George J. Rebhan                Trustee                             February 25, 2004
--------------------------------------
          George J. Rebhan


            /s/Liat Rorer                   President                           February 25, 2004
--------------------------------------
             Liat Rorer


       /s/Elizabeth Gottfried               Vice President and Treasurer        February 25, 2004
--------------------------------------
     Elizabeth Gottfried


                                POWER OF ATTORNEY

         The undersigned, each a Trustee or officer of E*TRADE Funds, a Delaware statutory trust ("Trust"), do hereby constitute and appoint Liat Rorer, Marc Duffy, Elizabeth Gottfried, Jane A. Kanter, David J. Harris, and Kathryn McElroy, and each of them, his or her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of 1933 of the shares of beneficial interest of the Trust ("Securities") and in connection with the registration of the Trust under the 1940 Act and the qualification of the Trust and its Securities with all other necessary regulatory authorities, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on behalf of the Trust, and each of the undersigned as trustee or officer, as appropriate, of the Trust to a Registration Statement, any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         Further, each of the undersigned hereby ratifies any prior actions taken by said attorneys and agents, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of each of the undersigned the name of each of the undersigned as Trustee or officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC or other necessary regulatory authorities, with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

         The undersigned does hereby ratify and confirm as his or her own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of May 18, 2004.


Signature                                   Title                               Date
---------                                   -----                               ----

      /s/Cheryl Burgermeister               Trustee                             May 18, 2004
-------------------------------------
     Cheryl Burgermeister



                                  EXHIBIT INDEX



     EXHIBIT NO.    DESCRIPTION
     -----------    -----------



       (e)          Fourth Amended and Restated Underwriting Agreement


       (h)(4)(i)    Fifth Amended and Restated Expense Limitation Agreement


       (i)          Opinion & consent of Counsel



       (j)          Consent of Auditors